As filed with the Securities and Exchange Commission on April 30, 2014
Securities Act File No. 333-162066
Investment Company Act File No. 811-22335

U.S. SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933	☒

Pre-Effective Amendment No.	☐
Post-Effective Amendment No. 8	☒
and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940	☒

Amendment No. 10	☒
(Check appropriate box or boxes)

 Evermore Funds Trust
(Exact Name of Registrant as Specified in Charter)

89 Summit Avenue
3rd Floor
Summit, New Jersey 07901
(Address of Principal Executive Offices)
(Zip Code)

Registrant’s Telephone Number, Including Area Code: (908) 378-2880

Eric LeGoff c/o Evermore Funds Trust 89 Summit Avenue 3rd Floor Summit, New Jersey 07901 (Name and Address of Agent for Service)	With copies to: Joshua B. Deringer, Esq. Drinker Biddle & Reath LLP One Logan Square, Ste. 2000 Philadelphia, PA 19103-6996

Approximate date of Proposed Public Offering: As soon as practicable after the effective date of this Registration Statement.

It is proposed that this filing will become effective (check appropriate box):

☐	immediately upon filing pursuant to paragraph (b)
☒	on (April 30, 2014) pursuant to paragraph (b)
☐	60 days after filing pursuant to paragraph (a)(1)
☐	on (date) pursuant to paragraph (a)(1)
☐	75 days after filing pursuant to paragraph (a)(2)
☐	on (date) pursuant to paragraph (a)(2), of Rule 485.

If appropriate, check the following box:

☐  This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

Explanatory Note:

This Post-Effective Amendment No. 8 to the Registration Statement of Evermore Funds Trust (the “Trust”) is being filed for the purpose of updating certain annual financial information for the fiscal period ended December 31, 2013.

EVERMORE FUNDS TRUST

PROSPECTUS

April 30, 2014

Evermore Global Value Fund

Share Class	Ticker Symbol
A	EVGBX
I	EVGIX

As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved these securities or determined whether this Prospectus is accurate or complete.  Any statement to the contrary is a crime.

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EVERMORE FUNDS TRUST

Evermore Global Value Fund

Fund Summary

Evermore Global Value Fund

Investment Objective

The Evermore Global Value Fund (the “Fund”) seeks capital appreciation by investing in securities from markets around the world, including U.S. markets.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.  You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $25,000 in Class A shares of the Fund.  More information about these and other discounts is available from your financial professional and under “Sales Charge Reductions and Waivers for Class A Shares” on page 15 of this Prospectus.

Shareholder Fees (fees paid directly from your investment)	Class A	Class I
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	5.00%	None
Maximum Deferred Sales Charge (Load) (as a percentage of original purchase price or redemption price, whichever is less, on shares redeemed within 12 months of purchase)	None(1)	None
Redemption Fee (as a percentage of amount redeemed, on shares held for 30 days or less)	2.00%	2.00%

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	Class A	Class I
Management Fees	0.99%	0.99%
Distribution and/or Service (12b-1) Fees	0.25%	None
Other Expenses	0.55%	0.55%
Interest Expense	0.02%	0.02%
Acquired Fund Fees and Expenses(2)	0.03%	0.03%
Total Annual Fund Operating Expenses(3)	1.84%	1.59%
Fee Waiver and/or Expense Reimbursement	-0.19%	-0.19%
Total Annual Fund Operating Expenses After Fee Waiver	1.65%	1.40%

(1)	A 0.75% contingent deferred sales charge (“CDSC”) is imposed on purchases of $1 million or more that are redeemed within 12 months after purchase.

(2)
The Total Annual Fund Operating Expenses do not correlate to the “Ratio of expenses to average net assets, before fees waived” provided in the Financial Highlights section of this Prospectus, which reflects the operating expenses of the Fund and does not include acquired fund fees and expenses.  Acquired fund fees and expenses are those expenses incurred indirectly by the Fund as a result of investments in shares of one or more investment companies.

(3)
Evermore Global Advisors, LLC (the “Adviser”) has agreed to limit the amount of the Fund’s total annual operating expenses, exclusive of taxes, interest on borrowings, acquired fund fees and expenses, dividends on securities sold short, brokerage commissions, and other expenditures, which are capitalized in accordance with generally accepted accounting principles, and other extraordinary expenses not incurred in the ordinary course of  the Fund's business, to 1.60%,  and 1.35% of the Fund’s average daily net assets for Class A and Class I shares, respectively.   The Agreement is in effect through May 1, 2015, unless the advisory agreement is terminated by the Board of Trustees.

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Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem your shares at the end of those periods.  The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same (taking into account the expense limitation agreement only in the first year).  Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class A Shares	$659	$1,032	$1,429	$2,536
Class I Shares	$143	$483	$848	$1,873

Portfolio Turnover

The Fund pays transaction costs, such as commissions and other market-related fees, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example above, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 54% of the average value of its portfolio.

Principal Investment Strategies

To achieve its investment objective, the Fund primarily seeks investments in the equity securities of companies that are both undervalued and undergoing change and, to a lesser extent, securities of companies that are deemed to be stressed or distressed (collectively, “special situations”).  Special situations are situations where the securities of a company are expected to appreciate as a result of company-specific developments (also referred to as “catalysts”) rather than general business conditions or movements of the market as a whole.  Catalysts may include management changes, shareholder activism, and operational and financial restructurings (e.g, cost-cutting, asset sales, breakups, spinoffs, mergers, acquisitions, liquidations, share buybacks, recapitalizations, etc.).

The Fund takes an opportunistic approach to global value investing and may invest in securities of issuers located in any country, in any industry, and of any market capitalization (share price times the number of common stock shares outstanding) size.

The Fund will invest at least 40% of its assets, and may invest up to 100% of its assets, in the securities of issuers located in various foreign countries, including both developed and emerging markets.  The Adviser seeks to identify investment opportunities through extensive research and analysis of individual companies, and generally focuses less on stock market conditions or other macro factors.  For these reasons, the Fund may seek investments in the securities of companies that the Adviser believes to be temporarily depressed.

The Fund’s fixed income investments in distressed companies will typically involve the purchase of bank debt, lower-rated or defaulted debt securities, comparable unrated debt securities, or other indebtedness (or participations in the indebtedness) of such companies. The debt securities which the Fund may purchase may either be unrated, or rated in any rating category established by one or more independent rating organizations, such as Standard & Poor’s Ratings Group (“S&P”) or Moody’s Investors Service (“Moody’s”). The Fund may invest in securities that are rated in the medium to lowest rating categories by S&P and Moody’s, some of which may be so-called “junk bonds”.  The Fund will invest in debt securities based on their current yields and overall potential for capital appreciation, and therefore, such debt securities will have varying maturity dates.

The Fund may invest a portion of its assets in derivative instruments.  These may include forward contracts, options and futures contracts.  The Fund invests in derivatives primarily to hedge its exposure to foreign currencies, typically through the use of foreign currency derivatives, including currency forward contracts.  The Fund also seeks to hedge exposure to certain markets and securities.

In addition, the  Fund may engage in short sales for the following purposes:  (i) to hedge against declines of long portfolio positions, (ii) in merger arbitrage situations, and (iii) to profit from declining market values of securities that the Adviser deems to be overvalued.

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The Fund typically will hold an equity investment (other than an investment involving a merger arbitrage situation) for a substantial period of time (more than one year).  The Adviser will generally sell an investment when it determines that its target value has been reached, when there has been a fundamental change in the business or capital structure of the company which significantly affects the investment’s inherent value, when a position weighting needs to be downsized, when catalysts to recognize value no longer exist, when its original investment thesis changes, or when a better investment opportunity arises.

Although the Fund does not have a policy to concentrate assets in any one industry, the Adviser may, at times, determine that a certain industry or industries offer the best opportunity to achieve the Fund's investment objective, and, therefore, may invest a significant portion of the Fund's total assets in an industry or industries, not to exceed 25% of the market value of the Fund's total assets at the time of purchase.  The Fund expects to invest in a relatively small number of issuers.

Principal Investment Risks

The following is a description of the principal risks of the Fund’s portfolio.  There are various circumstances which could prevent the Fund from achieving its investment objective. It is important to read the provided risk disclosures in their entirety.

Currency Risk. Foreign securities may be issued and traded in foreign currencies.  As a result, their values may be affected by changes in exchange rates between foreign currencies and the U.S. dollar, as well as between currencies of countries other than the U.S.  For example, if the value of the U.S. dollar goes up compared to a foreign currency, an investment traded in that foreign currency will go down in value because it will be worth fewer U.S. dollars. The Fund may also employ strategies intended to increase exposure to certain currencies. Such currency transactions involve additional risks, and the Fund’s strategies, if unsuccessful, may decrease the value of the Fund.

Debt Securities Risk. The market value of debt securities is affected by changes in prevailing interest rates and the perceived credit quality of the issuer. When prevailing interest rates fall or perceived credit quality is increased, the market values of debt securities generally rise. Conversely, when interest rates rise or perceived credit quality is lowered, the market values of debt securities generally decline. The magnitude of these fluctuations will be greater when the average maturity of the Fund’s securities is longer.

Derivative Investment Risk.  Derivatives are subject to a number of risks, such as interest rate risk, market risk, credit risk, and foreign exchange risk.  Changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index, and the Fund may lose more money than its initial investment in the derivative.  A small investment in a derivative could have a relatively large positive or negative impact on the performance of the Fund, potentially resulting in losses to Fund shareholders.

Distressed Company Debt/High Yield Risk. The Fund may invest in high yield securities and lower-rated or unrated securities of similar credit quality of distressed companies (sometimes referred to as “high yield securities” or “junk bonds”) and may be subject to greater levels of credit and liquidity risk than a fund that does not invest in such securities. If the issuer of a security is in default with respect to interest or principal payments, the Fund may lose its entire investment.

Credit Risk. The Fund’s investments in debt securities, including high yield securities and lower-rated or unrated debt securities, include credit risk of the issuer. The value of the Fund’s investments in debt securities may decline if an issuer fails to pay an obligation on a timely basis. If the credit quality of the Fund’s investments in debt securities deteriorates, the value of those investments could decline and the value of the Fund’s shares could decline.

Liquidity Risk. The Fund’s investments in debt securities, including high yield securities and lower-rated or unrated debt securities, include the risk that the securities may be or may become illiquid. Illiquid securities may be difficult to value or sell at an acceptable price, and the Fund may experience a loss with respect to its investments in illiquid securities. The Fund’s investments in non-investment grade fixed income securities will be especially subject to liquidity risk.

Emerging Market Risk.  The risks of foreign investments in emerging market countries may involve risks greater than, or in addition to, the risks of investing in more developed countries. Emerging markets are generally smaller, less developed, less liquid, and more volatile than developed markets. For example, political and economic structures in these countries may be less established and may change rapidly.  These countries also are more likely to experience high levels of inflation, deflation or currency devaluation, which can harm their economies and securities markets and increase volatility.  In fact, short-term volatility in these markets and declines of 50% or more are not uncommon.  Restrictions on currency trading that may be imposed by emerging market countries will have an adverse effect on the value of the securities of companies that trade or operate in such countries.

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Focused Portfolio Risk. The Fund may have more volatility and is considered to have more risk than a fund that invests in securities of a greater number of issuers because changes in the value of a single issuer's securities may have a more significant effect, either negative or positive, on the Fund's net asset value (“NAV”). To the extent that the Fund invests its assets in the securities of fewer issuers, the Fund is subject to greater risk of loss if any of those securities becomes impaired.

Foreign Securities Risk.  Securities of companies located outside the U.S. involve additional risks that can increase the potential for losses in the Fund to the extent that it invests in these securities. Investments in foreign securities may be affected by currency controls and exchange rates; different accounting, auditing, financial reporting, and legal standards and practices; expropriation; changes in tax policy; greater market volatility; differing securities market structures; higher transaction costs; and various administrative difficulties, such as delays in clearing and settling portfolio transactions or in receiving payment of dividends.  Certain of these risks also may apply to securities of U.S. companies with significant foreign operations.  These risks can increase the potential for losses in the Fund and affect its share price.

Industry Risk. To the extent the Fund invests a significant portion of its assets in a particular industry, the value of its investments will be affected by factors related to that industry and may fluctuate more widely than that of a fund that invests more broadly across industries.

Management Risk. The Fund is subject to risk that the Adviser will make poor security selections. The Adviser and its portfolio manager apply their own investment techniques and risk analyses in making investment decisions for the Fund, but there can be no guarantee that these decisions will achieve the desired results for the Fund.

Region Risk.  To the extent the Fund invests a significant portion of its assets in a particular geographic region, the value of its investments will be affected by factors related to that region and may fluctuate more widely than that of a fund that invests more broadly across geographic regions.

Regulatory Risk. Foreign companies may not be registered with the SEC and are generally not subject to the regulatory controls imposed on United States issuers and, as a consequence, there is generally less publicly available information about foreign securities than is available about domestic securities. Foreign companies may not be subject to uniform accounting, auditing and financial reporting standards, corporate governance practices and requirements comparable to those applicable to domestic companies. Income from foreign securities owned by the Fund may be reduced by a withholding tax at the source, which tax would reduce dividend income payable to the Fund’s shareholders.

Short Sale Risk.  This is the risk that the Fund will incur a theoretically unlimited loss if a price of a security sold short increases between the time of the short sale and the time the Fund replaces the borrowed security.

Small and/or Mid-Sized Companies Risk. Investments in securities of small and mid-sized companies tend to be more vulnerable to adverse developments and are more volatile and less liquid than securities of large companies. Compared to large companies, small and mid-sized companies tend to have analyst coverage by fewer Wall Street firms and may trade at prices that reflect incomplete or inaccurate information about the issuers of the securities or have less market interest for such securities.

Special Situations Risk. Investments in special situations (undervalued equities, merger arbitrage situations, distressed companies, etc.) may involve greater risks when compared to other investments the Fund may make due to a variety of factors. For example, mergers, acquisitions, reorganizations, liquidations or recapitalizations may fail or not be completed on the terms originally contemplated, and expected developments may not occur in a timely manner, if at all.

Stock Market Risk.  The trading prices of equity securities fluctuate in response to a variety of factors.  These factors include events impacting a single issuer, as well as political, market and economic developments that affect specific market segments and the stock market as a whole.  The Fund's net asset value or “NAV,” like stock prices generally, will fluctuate within a wide range in response to these factors.  As a result, an investor in the Fund could lose money over short or even long periods.

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Value Stock Risk.  Value stocks are stocks of companies that may have experienced adverse business or industry developments or may be subject to special risks that have caused the stocks to be out of favor and, in the opinion of the Adviser, undervalued.  The value of a security believed by the Adviser to be undervalued may never reach what is believed to be its full (intrinsic) value, or such security’s value may decrease.

An investment in the Fund is not a bank deposit or obligation of any bank and is not endorsed or guaranteed by any bank and is not insured or guaranteed by the U.S. government, the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other governmental agency.

You could lose money investing in the Fund.

Further information about the Fund’s strategies and risks is provided in the section, “Additional Information about Investment Strategies and Risks of Investing in the Fund”.

Performance

The bar chart and table that follow provide some indication of the risks of investing in the Fund. The bar chart shows the performance of the Fund from year to year. The table shows how the Fund’s average annual returns for one year and since inception compare with those of a broad measure of market performance. The returns in the bar chart are for Class A Shares and do not reflect a sales charge. If the sales charge was reflected, the returns would be lower. The returns in the table reflect the maximum sales load of 5.00% on Class A shares.  The Fund’s past performance (before and after taxes) is not necessarily an indication of how it will perform in the future. Updated Fund performance information is available by visiting www.evermoreglobal.com or by calling 866-EVERMORE (866-383-7667) (toll free).

Annual Total Return (Year Ended December 31)

Highest quarterly return: 13.34% (for the quarter ended March 31, 2012); lowest quarterly return: -22.67% (for the quarter ended September 30, 2011).

Average Annual Total Returns
(For the periods ended December 31, 2013 )
	One Year	Since inception (1/1/10)
Evermore Global Value Fund - Class A (returns reflect maximum sales charge)
Return before taxes	31.08%	4.22%
Return after taxes on distributions	31.08%	3.98%
Return after taxes on distributions and sale of Fund shares	17.59%	3.24%
Evermore Global Value Fund - Class I
Return before taxes	38.21%	5.82%
MSCI All-Country World Index (reflects no deduction for fees, expenses or taxes)	22.80%	10.46%

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After-tax returns are calculated using the historical highest individual U.S. federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to tax-exempt investors or investors who hold shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts (“IRAs”). After-tax returns are shown for Class A only, and the after-tax returns for Class I will vary.  The returns in the table above reflect the sales load for Class A.

Investment Adviser

Evermore Global Advisors, LLC is the investment adviser of the Fund.

Portfolio Manager

David E. Marcus is co-founder, Chief Executive Officer, and Chief Investment Officer of the Adviser.  Mr. Marcus is the Portfolio Manager primarily responsible for the day-to-day management of the Fund and supervises other members of an investment team.  Mr. Marcus has been the Portfolio Manager of the Fund since its inception in January 2010.

Purchase and Sale of Fund Shares

You may purchase or redeem shares of the Fund each day the New York Stock Exchange (“NYSE”) is open. To purchase or sell shares you should contact your financial intermediary or contact Evermore Funds Trust by telephone at (866) 383-7667; by regular, certified or registered mail to Evermore Funds, c/o U.S. Bancorp Fund Services, LLC, P.O. Box 701, Milwaukee, WI 53201-0701; by express mail to Evermore Funds Trust, c/o U.S. Bank Fund Services, LLC, 615 East Michigan Street, Milwaukee, WI 53202.  You may also purchase shares by wire transfer. The Fund’s initial and subsequent investment minimums generally are as follows:

	Class A	Class I
Minimum Initial Investment	$5,000 for regular accounts; $2,000 for IRAs	$1,000,000 for all accounts

Minimum Additional Investment	$100 for all accounts	$100 for all accounts

Tax Information

Except for tax-advantaged retirement plans and accounts and other tax-exempt investors, you will be subject to tax to the extent the Fund makes distributions of ordinary income or net capital gains. Distributions may be taxable upon withdrawal from retirement accounts.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase Fund shares through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your advisor or visit your financial intermediary’s website for more information.

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Additional Information about Investment Strategies and Risks of Investing In the Fund

Principal Investment Strategies

This section provides additional information about the Fund and its investments and certain portfolio management techniques the Fund’s portfolio management team may use, as well as the principal risks that may affect the Fund’s portfolio. The Fund’s investment objective may be changed by the Trust’s Board of Trustees without shareholder approval. In seeking to achieve the Fund’s investment objective, the Fund’s portfolio management team may also invest in various types of securities and engage in various investment practices which are not the principal focus of the Fund and therefore are not described in this Prospectus. Additional information about some of these investments and portfolio management techniques and their associated risks is included in the Fund’s Statement of Additional Information (“SAI”), which is available without charge, upon request by calling 866-EVERMORE (866-383-7667) or on the Evermore Global Advisor website at www.evermoreglobal.com.

The Adviser employs a research and catalyst driven, fundamental value investment strategy with respect to the Fund’s investments.  With an emphasis on undervalued companies undergoing change (“special situations”), the Fund will focus its investments in areas where the most compelling opportunities exist and on situations that, in the Adviser’s opinion, have the potential for growth of capital.  In selecting equity investments, the Adviser focuses on the market price of a company’s securities relative to the Adviser’s own evaluation of the company’s asset value, including an analysis of book value, cash flow potential, long-term earnings, and multiples of earnings. The Adviser also focuses on the strength of the management teams of the companies for which the Adviser is evaluating an investment.  Similarly, debt securities and other indebtedness, including loan participations, are generally selected based on the Adviser’s own analysis of the security’s intrinsic value rather than the coupon rate or rating of the security. The Adviser examines each investment separately and there are no set criteria as to specific value parameters, asset size, earnings or industry type.

A special situation arises when the securities of a company are expected to appreciate due to company-specific developments ("catalysts") rather than general business conditions or movements of the market as a whole. Catalysts may include management changes, shareholder activism, and operational and financial restructurings (e.g., cost-cutting, asset sales, breakups, spinoffs, mergers, acquisitions, liquidations, share buybacks, recapitalizations, etc.). Investments in special situations may include equity securities or fixed-income securities, such as corporate debt, which may be in a distressed position. Special situation investments may include high yield fixed-income securities or “junk bonds” (i.e., securities that are rated below investment grade by S&P or by another Nationally Recognized Statistical Rating Organization or similar unrated securities).

In order to achieve its investment objective, the Fund is not limited to the amounts that may be invested based on the market capitalizations (share price times the number of common stock shares outstanding) of companies.   The Fund will invest in the securities of issuers located in various countries, including the United States.  The Fund will invest at least 40% of its assets, and may invest up to 100% of its assets, in the securities of issuers located in various foreign countries, including both developed and emerging markets.

While the Fund generally purchases securities for investment purposes, the Adviser may take a more active role and seek to influence or control management, from time to time, when the Adviser believes the Fund may benefit.

The Fund will invest primarily in equity securities, including common stock, preferred stock, and securities convertible into, or expected to be exchanged for, equity securities. An equity security represents a proportionate share of the ownership of a company; its value is based on the success of the company’s business, any income paid to stockholders, the value of its assets, and general market conditions.

The Fund will consider investments in fixed-income securities of U.S. or foreign issuers which may provide some income and, in certain cases, a potential for growth of capital.

The Fund also may use derivatives (e.g., options, futures), which are investments whose value is determined by underlying securities, indices or reference rates.  The Fund may invest in derivatives to hedge exposure to certain markets and securities.  The Fund also seeks to enhance its return by managing its exposure to non-U.S. currencies, typically through the use of foreign currency derivatives, including currency forward contracts and currency swaps.

In addition, the Fund may engage in short sales (i) to hedge against declines of long portfolio positions, (ii) in merger arbitrage situations, and (iii) to profit from declining market values of securities that the Adviser deems to be overvalued. The Adviser employs a multi-faceted approach to traditional value investing, which is comprised of the following key components:

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Catalyst-Driven, Undervalued Equity Securities.  The Fund primarily seeks investments in equity securities of companies that trade at discounts to their realizable estimated values (“intrinsic values”) where one or more catalysts (e.g., management changes, shareholder activism, and operational and financial restructurings, including cost-cutting, asset sales, breakups, spinoffs, mergers, acquisitions, liquidations, share buy backs, recapitalizations, etc.), exist to unlock the intrinsic values of these companies.  Equity securities include common stock, preferred stock, and securities convertible into common stock.

Merger Arbitrage Situations.  The Fund, from time to time, seeks investments in companies involved in a merger, acquisition, liquidation, spin-off, consolidation, etc. (e.g., where a spread may exist between the market price and an announced deal price) and arbitrage situations.  When engaging in an arbitrage strategy, the Fund will typically buy one security while at the same time selling short another security.  The Fund generally buys the security that the Adviser believes is either cheap relative to the price of the other security or otherwise undervalued, and sells short the security that the Adviser believes is either expensive relative to the price of the other security or otherwise overvalued.  In doing so, the Fund attempts to profit from a perceived relationship between the values of the two securities. The Fund generally engages in an arbitrage strategy in connection with an announced corporate restructuring, such as a merger, acquisition or tender offer, or other corporate action or event.

Distressed Companies.  The Fund, from time to time, seeks investments in a variety of debt securities of companies that have filed or may file for bankruptcy, or are involved in financial restructurings or reorganizations.  This may include the purchase of bank debt, corporate debt, trade debt, etc.

Cash and Short-Term Debt Instruments.  A portion of the Fund’s total assets will be invested in cash and short-term debt instruments including, but not limited to, government obligations in the local currency of any developed country including the U.S., commercial paper and certificates of deposit.

Hedging.  The Adviser may employ hedging strategies to help reduce currency, security, industry, sector, country, region, and market risks with financial instruments including, but not limited to, forward foreign currency exchange contracts, currency futures contracts, options on currencies or currency futures, currency swaps, over-the-counter and exchange-listed options on equity securities and indices.  In addition, the Fund may engage in short sales of securities to hedge against declines of long portfolio positions.  Please see “Hedging and Income Transactions” in the SAI for additional hedging strategies that may be employed by the Adviser.

Activism.  While the Fund generally purchases securities for investment purposes, the Adviser may, from time to time, seek to influence or control management when the Adviser believes the Fund may benefit.

Operating Experience.  The Adviser will seek to leverage the Portfolio Manager’s experience operating and restructuring businesses in the U.S. and abroad in evaluating investment opportunities.  See the “Portfolio Management” section for the biography of the Portfolio Manager of the Fund.

The Adviser believes this multi-faceted investment approach both lowers risk and increases appreciation potential.

Risks of Investing in the Fund

The Fund is subject to the risks noted below, any of which may adversely affect the Fund’s NAV, yield, total return and ability to meet its investment objective.  You could lose all or part of your investment in the Fund, and the Fund could underperform other investments.

Currency Exchange Rate Risk.  Foreign securities may be issued and traded in foreign currencies.  As a result, their values may be affected by changes in exchange rates between foreign currencies and the U.S. dollar, as well as between currencies of countries other than the U.S.  For example, if the value of the U.S. dollar increases compared to a foreign currency, an investment traded in that foreign currency will decrease in value because it will be worth fewer U.S. dollars.

Distressed Company Debt/High Yield Risk. The Fund’s investments in high yield securities and unrated securities of similar credit quality of distressed companies (sometimes referred to as “high yield securities” or “junk bonds”) may be subject to greater levels of credit and liquidity risk than a fund that does not invest in such securities. These securities are considered riskier than investment grade securities with respect to the issuer’s continuing ability to make principal and interest payments. An economic downturn or period of rising interest rates could adversely affect the market for these securities and reduce the Fund’s ability to sell these securities (liquidity risk). If the issuer of a security is in default with respect to interest or principal payments, the Fund may lose its entire investment.

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Debt Security Risk. The Fund may invest in a variety of debt securities, including bonds and notes issued by domestic or foreign corporations and the U.S. or foreign governments and their agencies and instrumentalities.  The market value of debt securities generally varies in response to changes in interest rates and the financial condition of each issuer. During periods of declining interest rates, the value of debt securities generally increases. Conversely, during periods of rising interest rates, the value of such securities generally declines. These changes in market value will be reflected in the Fund’s NAV per share. These increases or decreases are more significant for longer duration debt securities.  Bonds and notes differ in the length of the issuer’s repayment schedule. Bonds typically have a longer payment schedule than notes. Typically, debt securities with a shorter repayment schedule pay interest at a lower rate than debt securities with a longer repayment schedule.  The debt securities which the Fund may purchase may either be unrated, or rated in any rating category established by one or more independent rating organizations, such as S&P or Moody’s. Securities are given ratings by independent rating organizations, which grade the company issuing the securities based upon its financial soundness. The Fund may invest in securities that are rated in the medium to lowest rating categories by S&P and Moody’s. Generally, lower rated and unrated debt securities are riskier investments.

Credit Risk.  The value of a debt security is directly affected by the issuer’s ability (and the market’s perception of the issuer’s ability) to repay principal and pay interest on time. The value of the Fund’s investments in debt securities may decline if an issuer fails to pay an obligation on a timely basis. If the credit quality of the Fund’s investments in debt securities deteriorates or is perceived to deteriorate, the value of those investments could decline and the value of the Fund’s shares could decline. The Fund may also be subject to credit risk to the extent that it engages in financial transactions, such as repurchase agreements or dollar rolls, which involve a promise by a third party to honor an obligation to the Fund. These transactions are subject to the risks that a third party may be unwilling or unable to honor its financial obligations to the Fund.

Liquidity Risk.  The Fund may invest in securities or instruments that trade in lower volumes and may make investments that are less liquid than other investments. Also, the Fund may make investments that may become less liquid in response to market developments or adverse investor perceptions. Investments that are illiquid or that trade in lower volumes may be more difficult to value. The Fund may have to accept a lower price or may not be able to sell the security or instrument at all. An inability to sell one or more portfolio positions can adversely affect the Fund’s value or prevent the Fund from being able to take advantage of other investment opportunities.

The Fund’s investments in non-investment grade fixed income securities will be especially subject to the risk that during certain periods the liquidity of particular issuers will shrink or disappear suddenly and without warning as a result of adverse economic, market or political events, or adverse investor perceptions, whether or not accurate.  Liquidity risk may also refer to the risk that the Fund will not be able to pay redemption proceeds within the time period stated in this Prospectus because of unusual market conditions, an unusually high volume of redemption requests, or other reasons. If the Fund is forced to sell securities at an unfavorable time and/or under unfavorable conditions, such sales may adversely affect the Fund’s NAV.

Interest Rate Risk.  The prices of debt securities are generally linked to prevailing market interest rates. In general, when interest rates rise, the prices of debt securities fall, and when interest rates fall, the prices of debt securities rise. The price volatility of a debt security also depends on its maturity. In general, the longer the maturity of a debt security held by the Fund, the more the Fund is subject to interest rate risk.

Some debt securities give the issuer the right to call or redeem the security before its maturity date. If an issuer calls or redeems the security during a time of declining interest rates, the Fund may have to reinvest the proceeds in a security offering a lower yield, and therefore might not benefit from any increase in value as a result of declining interest rates.

Derivative Instrument Risk. There is greater complexity involved with the use of derivatives and these investments may expose the Fund to greater risks and result in poorer overall performance.  Derivative investments may include forward contracts, options, futures contracts and options on futures, and swaps (including rate caps, floors and collars, total return swap contracts, currency swap contracts, and credit default swap contracts). Derivatives are subject to a number of risks, such as interest rate risk, market risk, credit risk and management risk. They also involve the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index, or that the counterparty to a derivative contract might default on its obligations. A small investment in a derivative could have a relatively large positive or negative impact on the performance of the Fund, potentially resulting in losses to the Fund’s shareholders.  Although the Fund will not use derivatives explicitly to obtain leverage for the Fund, certain derivatives may contain inherent leverage because derivative contracts may give rise to an obligation on the part of the Fund for future payments and liabilities which are larger than the initial margin or premiums required to establish such positions.  This could cause the Fund to experience large and sudden losses.

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Other risks, such as liquidity risk, arise from the potential inability to terminate or sell derivatives positions. A liquid secondary market may not always exist for the Fund’s derivatives positions at any time. In fact, many over-the-counter instruments (investments not traded on an exchange) will not be liquid. Over-the-counter instruments also involve the risk that the other party to the derivative transaction will not meet its obligations. For further information about the risks of derivatives, see the SAI.

The Fund may attempt to hedge (protect) against currency risks, largely using forward foreign currency exchange contracts, where available and when, in the Adviser’s opinion, it would be advantageous to the Fund. A forward foreign currency exchange contract is an agreement to buy or sell a specific currency at a future date and at a price set at the time of the contract.  Forward foreign currency exchange contracts may reduce the risk of loss from a change in value of a currency, but they also limit any potential gains and do not protect against fluctuations in the value of the underlying position.

Forward foreign currency exchange contracts are considered derivative investments, because their value and performance depend, at least in part, on the value and performance of an underlying asset.  The Fund’s investments in derivatives may involve a small investment relative to the amount of risk assumed. To the extent the Fund enters into these transactions, its success will depend on the Adviser’s ability to predict market movements, and their use may have the opposite effect of that intended. Risks include potential loss due to the imposition of controls by a government on the exchange of foreign currencies, delivery failure, default by the other party, or inability to close out a position because the trading market became illiquid.

The Fund is presently exempt from regulation as a “commodity pool” under Commodity Futures Trading Commission (“CFTC”) Rule 4.5 because it is limiting its investments in commodity futures, commodity options contracts and swaps to below the de minimis thresholds adopted by the CFTC in its recent amendments to Rule 4.5. For this reason, the Adviser is not required to register as a commodity pool operator at this time. However, should the Fund become subject to regulation by the CFTC, the Fund may be required to operate subject to applicable CFTC requirements, including registration, disclosure and operational requirements under the Commodity Exchange Act. Compliance with these additional requirements may increase Fund expenses. The Adviser does not expect that compliance with CFTC regulations, if required, will materially adversely affect the ability of the Fund to achieve its objective.

Emerging Markets Risk. The risks of foreign investments typically are greater in less developed countries, sometimes referred to as emerging markets. For example, political and economic structures in these countries may be less established and may change rapidly.  These countries are also more likely to experience high levels of inflation, deflation or currency devaluation, which can harm their economies and securities markets and increase volatility.  In fact, short-term volatility in these markets and declines of 50% or more are not uncommon.  Restrictions on currency trading that may be imposed by emerging market countries will have an adverse effect on the value of the securities of companies that trade or operate in such countries.

Focused Portfolio Risk. The Fund attempts to invest in a limited number of issuers. Accordingly, the Fund may have more volatility and is considered to have more risk than a fund that invests in securities of a greater number of issuers because changes in the value of a single issuer’s securities may have a more significant effect, either negative or positive, on the Fund's NAV. To the extent that the Fund invests its assets in the securities of fewer issuers, the Fund is subject to greater risk of loss if any of those securities becomes permanently impaired. Lack of broad diversification also may cause the Fund to be more susceptible to economic, political, regulatory, liquidity or other events than a broader, more diversified fund.

Foreign Securities Risk. Securities of companies located outside the U.S. involve additional risks that can increase the potential for losses in the Fund to the extent that it invests in these securities. Investments in foreign securities may be affected by currency controls and exchange rates; different accounting, auditing, financial reporting, and legal standards and practices; expropriation; changes in tax policy; greater market volatility; differing securities market structures; higher transaction costs; and various administrative difficulties, such as delays in clearing and settling portfolio transactions or in receiving payment of dividends.

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Certain of these risks also may apply to securities of U.S. companies with significant foreign operations.  These risks can increase the potential for losses in the Fund and affect its share price.

Industry Risk. To the extent the Fund invests a significant portion of its assets in a particular industry, the value of its investments will be affected by factors related to that industry and may fluctuate more widely than that of a fund that invests more broadly across industries.

Management Risk.  The Adviser applies its own investment techniques and risk analyses in making investment decisions for the Fund, but there can be no guarantee that these decisions will achieve the desired results for the Fund.

Region Risk.  To the extent the Fund invests a significant portion of its assets in a particular geographic region, the value of its investments will be affected by factors related to that region and may fluctuate more widely than that of a fund that invests more broadly across geographic regions.

Regulatory Risk. Foreign companies may not be registered with the SEC and are generally not subject to the regulatory controls imposed on United States issuers and, as a consequence, there is generally less publicly available information about foreign securities than is available about domestic securities. Foreign companies may not be subject to uniform accounting, auditing and financial reporting standards, corporate governance practices and requirements comparable to those applicable to domestic companies. Income from foreign securities owned by the Fund may be reduced by a withholding tax at the source, which tax would reduce dividend income payable to the Fund’s shareholders.

Small and/or Mid-Sized Companies Risk.  Investments in securities of small and mid-sized companies tend to be more vulnerable to adverse developments and are more volatile and less liquid than securities of large companies. Compared to large companies, small and mid-sized companies tend to have analyst coverage by fewer Wall Street firms and may trade at prices that reflect incomplete or inaccurate information about the issuers of the securities or have less market interest for such securities. Investments in small or mid-sized companies may involve special risks, including risks associated with dependence on a small management group, little or no operating history, little or no track record of success, and limited non-diversified product lines, markets and financial resources. The securities of small and mid-sized companies may be illiquid, restricted as to resale, or may trade less frequently and in smaller volume than more widely held securities, which may make it difficult for the Fund to establish or close out a position in these securities at prevailing market rates.

Short Sale Risk. This is the risk that the Fund will incur a theoretically unlimited loss if a price of a security sold short increases between the time of the short sale and the time the Fund replaces the borrowed security.

Special Situations Risk. Investments in special situations (undervalued equities, merger arbitrage situations, distressed companies, etc.) may involve greater risks when compared to other investments the Fund may make due to a variety of factors. For example, mergers, acquisitions, reorganizations, liquidations or recapitalizations may not be completed on the terms originally contemplated, or may fail. Expected developments may not occur in a timely manner, if at all. Transactions may take longer than originally anticipated, resulting in lower annualized returns than contemplated at the time of investment. Furthermore, failure to anticipate changes in the circumstances affecting these types of investments may result in permanent loss of capital, where the Fund may be unable to recoup some or all of its investment.

Stock Market Risk.  The trading prices of equity securities fluctuate in response to a variety of factors.  These factors include events impacting a single issuer, as well as political, market and economic developments that affect specific market segments and the stock market as a whole.  The Fund’s NAV, like stock prices generally, will fluctuate within a wide range in response to these factors.  As a result, an investor in the Fund could lose money over short or even long periods.

Value Stock Risk.  Value stocks are stocks of companies that may have experienced adverse business or industry developments or may be subject to special risks that have caused the stocks to be out of favor and, in the opinion of the Adviser, undervalued.  The value of a security believed by the Adviser to be undervalued may never reach what is believed to be its full (intrinsic) value, or such security’s value may decrease.

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Non-Principal Risks

Company Risk.  An individual security may perform differently than the overall market.  This may be a result of specific factors such as changes in corporate profitability due to the success or failure of specific products or management strategies, or it may be due to changes in investor perceptions regarding a company.

Custody/Sub-Custody Risk. The Fund may invest in markets where custodial and/or settlement systems are not fully developed. There may be very limited regulatory oversight of certain foreign banks or securities depositories that hold foreign securities and foreign currency. The laws of certain countries may limit the ability to recover such assets if a foreign bank or depository or their agents goes bankrupt and the assets of the Fund may be exposed to risk in circumstances where the custodian/sub-custodian or Adviser will have no recourse.

European Market Risk. The economies of countries in Europe are in all stages of economic development and include both emerging and developed markets. Most developed countries in Western Europe are members of the European Union, and many are also members of the European Economic and Monetary Union (EMU). European countries can be significantly affected by the tight fiscal and monetary controls that the EMU imposes on its members and with which candidates for EMU membership are required to comply. Unemployment in Europe has historically been higher than in the United States. Eastern European countries generally continue to move toward market economies, however, their markets remain relatively undeveloped and can be particularly sensitive to social, political, and economic conditions.

Trading Practices.  Brokerage commissions and other fees may be higher for foreign securities.  Government supervision and regulation of foreign stock exchanges, currency markets, trading systems and brokers may be less than in the U.S. The procedures and rules governing foreign transactions and custody (holding of the Fund’s assets) also may involve delays in payment, delivery or recovery of money or investments.

Limited Markets.  Certain foreign securities may be less liquid (harder to sell) and more volatile than many U.S. securities.  This means the Fund may at times be unable to sell foreign securities at favorable prices.

Large Company Risk.  Investments in large capitalization companies may underperform the markets as a whole.

Temporary Defensive Position Risk.  When the Adviser believes that a temporary defensive posture is appropriate, the Fund may hold all or a portion of its assets in short-term U.S. or foreign government obligations, cash or cash equivalents. This could prevent the Fund from achieving its investment objective.

Disclosure of Portfolio Holdings

A description of the Fund’s policies and procedures with respect to disclosure of its portfolio securities is available in the Fund’s SAI, which is available without charge upon request.

Investment Adviser

Evermore Global Advisors, LLC is the investment adviser of the Fund.  The Adviser was organized as a Delaware limited liability company in June 2009 under the name “Evermore Value Investors, LLC”.  The Adviser’s name changed to “Evermore Global Advisors, LLC” on November 6, 2009.  Its primary place of business is at 89 Summit Avenue, Summit, New Jersey 07901.  The Adviser’s primary business is to provide a variety of investment management services to registered investment companies, institutional separate accounts, and private funds.  The Adviser is responsible for all business activities and oversight of the investment decisions made for the Fund.  As of December 31, 2013, the Adviser had approximately $306.9 million of assets under management.

Management Fees

In return for providing management services to the Fund, the Fund pays the Adviser a monthly fee at an annual rate of 0.99% of the Fund’s average daily net assets.  The Adviser has agreed to limit the amount of the Fund’s total annual operating expenses (excluding taxes, interest on borrowings, acquired fund fees and expenses, dividends on securities sold short, brokerage commissions, and other expenditures, which are capitalized in accordance with generally accepted accounting principles, and other extraordinary expenses not incurred in the ordinary course of the Fund’s business) through May 1, 2015.  The Adviser will be permitted to recoup, on a class by class basis, any fees it has waived or deferred or expenses it has borne pursuant to an expense limitation agreement to the extent that the Fund’s expenses in later periods fall below the annual rates set forth in the agreement. The Board of Trustees must approve any recoupment payment made to the Adviser. The Fund will not be obligated to pay any such deferred fees and expenses more than one year after the end of the fiscal year in which the fee and expense was deferred.  For the fiscal year ended December 31, 2013, after waivers and/or reimbursements, the management fees amounted to 0.80% of average daily net assets.

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Portfolio Management

David E. Marcus

David E. Marcus is co-founder, chief executive officer, and chief investment officer of the Adviser and portfolio manager of the Fund.  Mr. Marcus has over twenty years of experience in investment management, including management of registered investment companies.  For a majority of this time, Mr. Marcus has focused on investing in European and other foreign companies.

Mr. Marcus graduated from Northeastern University in 1988.  From 1988 to 2000, Mr. Marcus held a series of positions at Mutual Series Fund, including junior research analyst, research analyst, co-portfolio manager and portfolio manager.  From November 1998 to January 2000, Mr. Marcus was portfolio manager of the Mutual European Fund and co-portfolio manager of the Mutual Shares Fund and Mutual Discovery Fund.  During this time, Mr. Marcus also served as Senior Vice President and Director of European Investments for Franklin Mutual Advisers, LLC.

After leaving Franklin Mutual in early 2000, Mr. Marcus founded Marcstone Capital Management, L.P., a long/short European-focused equity manager, largely funded by Jan Stenbeck, the Swedish financier.  After Mr. Stenbeck’s death in late 2002, Mr. Marcus closed Marcstone and returned capital to its investors.

In early 2003, Mr. Marcus co-founded Stonebrook Partners, LLC, the Stenbeck family office, and became an adviser to the Stenbeck family, in which capacity he helped restructure a number of the public and private companies that the family controlled.

In June 2004, Mr. Marcus founded and served as managing partner of MarCap Investors, L.P., the investment manager of a European small-cap special situations fund, which he actively managed through the end of 2008 and wound down in 2009.

Over the past ten years, Mr. Marcus has served on the board of directors of numerous companies, including:

•	Novestra AB, a Swedish publicly-traded private equity firm with holdings in the U.S. and Europe;

•	Pergo AB, a Swedish publicly-traded flooring company with over $400 million in revenues; Mr. Marcus was instrumental in helping negotiate the sale of the company to the German company Pfleiderer AG;

•
Scribona AB, a Swedish publicly-traded distributor of office products with sales in excess of $1 billion; as Chairman of the Board, Mr. Marcus led the complete restructuring of the company and the negotiation to sell its operating assets;

•	Miltope, Inc, a U.S. publicly-traded and subsequently acquired maker of ruggedized electronics for the U.S. military; and

•	Modern Times Group AB, a Swedish publicly-traded pan-European media conglomerate.

Mr. Marcus has gained significant operating experience through his active involvement on the above mentioned boards, as well as his involvement with the restructuring of a number of companies controlled by the Stenbeck family.

More information about Mr. Marcus’ compensation, other accounts managed and ownership of Fund shares is included in the SAI.

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Approval of Advisory Agreement

A discussion regarding the basis of the Board of Trustees’ approval of the investment advisory contract with the Fund is included in the Fund’s annual shareholder report dated December 31, 2013.

Your Account

Selecting a Share Class

Each class of shares offered in this Prospectus has its own expense structure.  The decision as to which class of shares of the Fund is best suited to your needs depends on a number of factors that you should discuss with your financial advisor.  Class I shares are only available to certain investors, as explained below.

All of your future investments in the Fund will be made in the class you select when you open an account unless you inform the Fund otherwise, in writing, when you make a future investment. Below is a comparison between Class A and I shares.

Class A	Class I
· Initial sales charge (which may or may not be waived)	• No initial sales charge
• $5,000 minimum investment; $2,000 for IRAs	• $1,000,000 minimum investment (all accounts)
• No CDSC, except a 0.75% CDSC is imposed on purchases of $1 million or more that are redeemed within 12 months after purchase	• No CDSC
• Maximum distribution and service (12b-1) fees of 0.25%	• Not subject to 12b-1 fees
• A redemption fee of 2.00% for shares redeemed within 30 days after acquisition	• A redemption fee of 2.00% for shares redeemed within 30 days after acquisition

Distribution and Servicing (12b-1) Plans

The Fund pays fees to Quasar Distributors, LLC, the Fund’s’ distributor (the “Distributor”), on an ongoing basis as compensation for the services the Distributor renders and the expenses it bears in connection with the sale and distribution of Class A  Fund shares (“distribution fees”) and/or in connection with personal services rendered to Class A Fund shareholders and the maintenance of shareholder accounts (“servicing fees”).  These payments are made pursuant to a Distribution and Servicing Plan (“12b-1 Plan”) adopted by the Fund pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended.

There is a 12b-1 Plan for the Fund’s Class A  shares offered in this Prospectus.  There is no 12b-1 Plan for the Fund’s Class I shares.  Currently, Class A shares pay only distribution fees.  The following lists the maximum annual rates at which the distribution and/or servicing fees may be paid under the 12b-1 Plan (calculated as a percentage of the Fund’s average daily net assets attributable to the particular class of shares):

Class	Annual distribution related service fee
Class A Shares	0.25%*
Class I Shares	None
Because 12b-1 fees are paid out of the Fund’s assets on an ongoing basis, over time these fees will increase the cost of your investment in Class A shares.

__________
*   For purchases of Class A shares at NAV where dealers of record receive “finder’s fee” commissions, dealers will start to receive the 12b-1 fee beginning in the 13th month after purchase.  For purchases at NAV where dealers of record do not receive “finder’s fee” commissions, dealers will start to receive the 12b-1 fee at the time of purchase.

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Contingent Deferred Sales Charge (“CDSC”)

Class A share investments of $1 million or more, which are purchased at NAV, are subject to a 0.75% CDSC if redeemed within 12 months after purchase.

The CDSC will not be imposed on shares representing payment of dividends or other distributions and will be assessed on an amount equal to the lesser of the then current market value or the cost of the shares being redeemed. Accordingly, no CDSC will be imposed on increases in NAV above the initial purchase price. To illustrate this point, consider shares purchased at an NAV per share of $10.  If the Fund’s NAV per share at the time of redemption is $12, the CDSC will apply to the purchase price of $10.  If the NAV per share at the time of redemption is $8, the CDSC will apply to the $8 current NAV per share.  In order to determine the applicable CDSC period, if any, all purchases are "aged" monthly on the anniversary date of the purchase.

To keep your CDSC as low as possible, each time you place a request to redeem shares, the Fund assumes that a redemption is made first of shares not subject to a CDSC (including shares which represent reinvested dividends and distributions), and then of shares that represent the lowest sales charge.  Unless instructed otherwise, when requested to redeem a specific dollar amount, the Fund will redeem additional shares of the applicable class that are equal in value to the CDSC. For example, should you request a $1,000 redemption and the applicable CDSC is $27, the Fund will redeem shares having an aggregate NAV of $1,027, absent different instructions. The shares redeemed for payment of the CDSC are not subject to a CDSC.

Information about the CDSC and all fees and expenses of the Fund are available on the Fund’s website at www.evermoreglobal.com.

Class A Shares

•
You may pay an initial sales charge of up to 5.00% when you buy Class A shares (see table below).  The sales charge is deducted from your investment so that not all of your purchase payment is invested.

•	Class A shares are subject to 12b-1 fees.

•	A redemption fee of 2.00% will generally apply to any shares that are redeemed within 30 days after their acquisition. Please see “How to Redeem (Sell) Shares” for more details.

•	Class A shares of the Fund issued pursuant to the automatic reinvestment of income dividends or capital gains distributions are issued at NAV and are not subject to any sales charges.

•	Class A share investments of $1 million or more, which are purchased at NAV, are subject to a 0.75% CDSC if redeemed within 12 months after purchase.

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Sales Charge Reductions and Waivers for Class A Shares

•	You may be eligible for a reduction or a complete waiver of any sales charge under a number of circumstances. For example, you pay no sales charge if you purchase $1,000,000 or more of Class A shares.

Class A Shares Dollars Invested	Sales Charge as Percent of Offering Price	Sales Charge as Percent of Net Amount Invested	Reallowance to Dealers as Percent of Offering Price
Less than $25,000	5.00%	5.26%	4.50%
$25,000 to less than $50,000	4.50%	4.71%	4.25%
$50,000 to less than $100,000	4.00%	4.17%	3.75%
$100,000 to less than $250,000	3.50%	3.63%	3.25%
$250,000 to less than $500,000	2.50%	2.56%	2.25%
$500,000 to less than $1,000,000	1.50%	1.52%	1.25%
$1,000,000 and over	0.00%	0.00%	0.00%

•	In addition, Class A’s sales charges may be waived for the following investors (“Qualifying Investors”):

◦	Employees of the Adviser or the Fund and their immediate family members (including spouse, children, parents, children’s spouses, and spouse’s parents);

◦	Investors who purchase shares in connection with 401(k) plans, 403(b) plans, and other employer-sponsored retirement plans;

◦   Trustees of the Fund;

◦   Legal counsel to the Adviser, the Fund, and Trustees of the Fund;

◦
Investors who purchase in connection with non-transaction fee fund programs and through certain investment advisors and broker-dealers in fee-based brokerage or advisory accounts, wrap accounts and asset allocation programs that charge asset-based fees; and

◦   Other investors at the discretion of the Adviser.

•
Investors in the Fund may reduce or eliminate sales charges applicable to purchases of Class A shares through utilization of Cumulative Quantity Discount (Right of Accumulation), a Letter of Intent or the Reinstatement Privilege. These programs are summarized below.

◦
Right of Accumulation (Breakpoints).  You may combine your new purchase of Class A shares with Class A and I shares currently owned for the purpose of qualifying for the lower sales charge rates that apply to larger purchases.  The applicable sales charge for the new purchase is based on the total of (i) your current purchase and (ii) the current value (based on the public offering price for Class A shares and the NAV for  Class I shares) of all other shares you own.  For purposes of this right of accumulation, you may combine not only shares you own, but shares owned by your spouse or domestic partner, and by your dependent children.

◦
Letter of Intent.  An investor may also obtain a reduced sales charge on purchases of Class A shares by means of a written Letter of Intent (LOI), which expresses intent to invest at least $25,000 within 13 months in Class A shares.  Your individual purchases will be made at the applicable sales charge based on the amount you plan to invest over the 13-month period.  Any shares purchased within 90 days before receipt of the LOI may be used as credit towards the amount specified in the LOI, but the reduced sales charge will only apply to new purchases made on or after receipt of the LOI.  A Letter of Intent is not a binding obligation to purchase the full amount indicated.  Shares purchased pursuant to the LOI representing, at cost, 5% of the amount indicated in the LOI will be held in escrow (while remaining registered in your name) to secure payment of the higher sales charges applicable to the shares actually purchased in the event the full intended amount is not purchased.

If you establish an LOI with Evermore Funds Trust, you can aggregate your accounts as well as the accounts of your spouse or domestic partner and dependent children.  You will need to provide written instructions with respect to the other accounts whose purchases should be considered in fulfillment of the LOI.

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◦
Reinstatement Privilege.  A Class A shareholder who has caused any or all of his shares to be redeemed may reinvest all or any portion of the redemption proceeds in Class A shares of the Fund at NAV without any sales charge, provided that such investment is made within 90 calendar days after the redemption or repurchase date. You must notify the Transfer Agent of your intent to exercise this privilege at the time of reinvestment.  Please note that reinstatement will not prevent recognition of a gain realized on the redemption, and a loss may be disallowed for tax purposes. The gain or loss resulting from the redemption may be affected by exercising the reinstatement privilege if you reinvest within 30 days.

•
In order for investors in Class A shares to take advantage of sales charge reductions, an investor or his or her financial intermediary must notify the Distributor that the investor qualifies for such a reduction. If the Distributor is not notified that the investor is eligible for these reductions, the Distributor will be unable to ensure that the reduction is applied to the investor’s account. An investor may have to provide certain information or records to his or her financial intermediary or the Distributor to verify the investor’s eligibility for breakpoint privileges or other sales charge waivers. An investor may be asked to provide information or records, including account statements, regarding shares of the Fund held in:

◦	all of the investor’s accounts held directly with the Fund or through a financial intermediary;

◦   any account of the investor at another financial intermediary; and

◦	accounts of the investor’s spouse or domestic partner and dependent children, at any financial intermediary.

Contingent Deferred Sales Charge / Payment of Finder’s Fee Commissions for Class A Shares

As stated above, if you invest $1,000,000 or more in Class A shares, you will not pay any initial sales charge. The Adviser and/or its affiliates may pay dealers of record “finder’s fee” commissions of up to 0.75% of purchases of Class A shares of the Fund that were not previously subject to a front-end sales charge or dealer commission paid by the investor.

“Finder’s fee” commissions will not be paid in connection with purchases made by an omnibus account maintained with the Fund for trading on behalf of its customers.  “Finder’s fee” commissions may be paid under certain other circumstances at the discretion of the Adviser.

If you redeem your Class A shares within 12 months after purchase for an account for which a “finder’s fee” was paid, you may be charged a CDSC of 0.75% of the lesser of the original cost of the shares being redeemed or your redemption proceeds.  Shares acquired through the reinvestment of dividends or capital gains distributions will be redeemed first and will not be subject to any CDSC.

Class I Shares

•	You do not pay an initial sales charge when you buy Class I shares. The full amount of your purchase payment is invested initially.

•	Class I shares are not subject to 12b-1 fees. Therefore, Class I shareholders normally pay lower annual expenses and receive higher dividends than Class A shareholders.

•   Class I shares are not subject to contingent deferred sales charges.

•	A redemption fee of 2.00% will generally apply to any shares that are redeemed within 30 days after their acquisition. Please see “How to Redeem (Sell) Shares” for more details.

•   Class I shares are only available for purchase by:

◦   Fund of funds;

◦
Participants of employee benefit plans established under Section 403(b) or Section 457, or qualified under Section 401, of the Code, including 401(k) plans if the value of the plan exceeds $10,000,000, when the shares are held in omnibus accounts on the Fund’s records, and an unaffiliated third party provides administrative and/or other support services to the plan;

◦	Certain financial intermediaries that charge their customers transaction fees with respect to their customers’ investments in the Fund;

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◦	Endowments, foundations, corporations and high net worth individuals using a trust or custodial platform;

◦
Investors participating in “wrap fee” or asset allocation programs or other fee-based arrangements sponsored by nonaffiliated broker-dealers and other financial institutions that have entered into agreements with the Fund’s Distributor;

◦	Employees and directors of the Adviser or the Fund and their immediate family members (including spouse, children, parents, children’s spouses, and spouse’s parents); and

◦   Other investors at the discretion of the Adviser.

•
The $1,000,000 initial minimum investment may be waived for Class I shares for sponsors of 401(k) plans, wrap fee programs, and certain other investors if approved by the Adviser and/or its affiliates and/or the Distributor.

•
Employees and directors/trustees of the Adviser or the Fund and their immediate family members (including spouse, children, parents, children’s spouses, and spouse’s parents) are not subject to the minimum initial investment of $1,000,000.

Payments to Financial Firms

The Adviser and/or its affiliates and/or the Distributor may also make payments for distribution and/or shareholder servicing activities out of their own resources.  The Adviser may also make payments for marketing, promotional or related expenses to dealers.  Such payments also may include any other payment requirement of a broker-dealer or other financial intermediary, including certain agreed upon “finder’s fee” commissions as described in greater detail above under “Contingent Deferred Sales Charge / Payment of Finder’s Fee Commissions for Class A Shares.”

These payments are derived from the Adviser’s legitimate business activities.  The amount of these payments is determined by the Adviser and may be substantial. These payments are often referred to as “revenue sharing payments.” The recipients of such payments may include the Distributor, other affiliates of the Adviser, and broker-dealers, financial institutions, plan sponsors and administrators and other financial intermediaries through which investors may purchase shares of the Fund.  In some circumstances, such payments may create an incentive for an intermediary or its employees or associated persons to recommend or sell shares of the Fund to you, rather than shares of another mutual fund. Please contact your financial intermediary or plan administrator or sponsor for details about revenue sharing payments it may receive.

Certain broker-dealers or other third parties hold their accounts in a “street name” and perform the services normally handled by the Fund’s transfer agent.  These services may include client statements, tax reporting, order-processing and client relations.  As a result, these third parties may charge the Fund for these services.  Sub-transfer agency fees paid by the Fund are, in aggregate, no more than what the Fund otherwise would have paid to the Fund’s transfer agent for the same services.  Arrangements may involve a per-account fee, an asset-based fee, a sales-based fee or, in some cases, a combination of the three.  These fees are directly attributable to shareholder services performed by the relevant party.  While the Adviser and the Distributor consider these to be payments for services rendered, they represent an additional business relationship between these sub-transfer agents and the Fund that often results, at least in part, from past or present sales of Fund shares by the sub-transfer agents or their affiliates.

How to Purchase Shares

Opening a New Account

If you are opening a new account, please complete and sign the Fund’s account application.  Make sure you indicate the share class you have chosen. If you do not indicate a class, we will place your purchase in Class A shares.  If you accepted telephone options on your account application and have submitted a voided check to have banking information established on your account, and your account has been open for 15 days, you may make subsequent purchases and redeem shares by telephone.  You can also sign up for certain features and services such as the Automatic Investment or Systematic Withdrawal Plans on the account application.

Please note that you may only purchase shares if the Fund is eligible for sale in your state or jurisdiction.  Shares of the Fund have not been registered for sale outside of the U.S.  The Fund generally does not sell shares to investors residing outside the U.S., even if they are U.S. citizens or lawful permanent residents, except to investors with U.S. military APO or FPO addresses.

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All purchases are subject to acceptance by the Fund, and the price of the shares you are purchasing will be the NAV plus any applicable sales charge which is next computed after receipt by the transfer agent, U.S. Bancorp Fund Services, LLC (the “Transfer Agent”), or other authorized agent or sub-agent, of the purchase in good order.  All checks must be in U.S. dollars drawn on a domestic bank.  The Fund will not accept payment in cash or money orders.  The Fund also does not accept cashier’s checks in amounts of less than $10,000.  To prevent check fraud, the Fund will not accept third party checks, Treasury checks, credit card checks, traveler’s checks or starter checks for the purchase of shares, nor will the Fund accept post-dated checks, post-dated on-line bill pay checks, or any conditional order or payment.

The Transfer Agent will charge a $25.00 fee against a shareholder’s account, in addition to any loss sustained by the Fund, for any payment that is returned.  It is the policy of the Fund not to accept applications under certain circumstances or in amounts considered disadvantageous to shareholders.  The Fund reserves the right to reject any application.

You may also purchase shares of the Fund for the following types of retirement/savings plan accounts:

•   Traditional Individual Retirement Account (IRA)

•   IRA Rollover Account

•   Roth IRA Account

•   Simplified Employee Pension (SEP) Plan

•   Simple IRA

•   Coverdell Education Savings Plan

Good order means that your purchase request includes:

•   Fund name and account number;

•   Amount of the transaction (in dollars or shares);

•   A completed account application or investment stub;

•
Corporate/Institutional accounts only: A certified corporate resolution dated within the last six months (or a certified corporate resolution and letter of indemnity) must be on file with the Transfer Agent;

•   Any supporting legal documentation that may be required; and

•   A check payable to Evermore Funds Trust.

All purchase requests received in good order before 4:00 p.m., Eastern Time, will be processed on that same day.  Purchase requests received after 4:00 p.m., Eastern Time, will receive the next business day’s NAV or public offering price, as applicable based upon your share class.

In compliance with the USA Patriot Act of 2001, please note that the Transfer Agent will verify certain information on your Account Application as part of the Fund’s Anti-Money Laundering Program.  As requested on the Application, you must supply your full name, date of birth, social security number and permanent street address.  Mailing addresses containing only a P.O. Box will not be accepted.  Please contact the Transfer Agent at 866-EVERMORE (866-383-7667) if you need additional assistance when completing your Application.

If we do not have a reasonable belief of the identity of a customer, the account will be rejected or the customer will not be allowed to perform a transaction until the required identity information is received.  The Fund may also reserve the right to close the account within 5 business days if clarifying information /documentation is not received.

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Minimum Initial Investment

Purchases of shares in the Fund are subject to the following minimum initial investments:

Class	Minimum Initial Investment
A	$5,000 ($2,000 for IRAs)
I	$1,000,000

Methods by Which to Make Your Initial Purchase

You may purchase shares in the Fund by any of the following methods:

Investment Method                             To Open an Account
Through your financial advisor	Contact your financial advisor

By Regular, Certified, Registered, or Overnight Mail
Mail your application and check to:
Evermore Funds Trust
c/o U.S. Bancorp Fund Services, LLC
P.O. Box 701
Milwaukee, WI 53201-0701

For overnight and mail delivery, mail your check to:
Evermore Funds Trust
c/o U.S. Bancorp Fund Services, LLC
615 East Michigan Street
Milwaukee, WI 53202

By Wire
Prior to making an initial investment by wire, a completed Account Application or IRA Account Application must have been received by the Fund. Once an account number has been assigned, please call 866-EVERMORE (866-383-7667) to notify the Fund of your wire transaction.  Wire to:
U.S. Bank, N.A.
777 E. Wisconsin Avenue
Milwaukee, WI  53202
ABA #: 075000022
Credit:  U.S. Bancorp Fund Services, LLC
Account #:  112-952-137
Further credit:  Evermore Funds Trust
Shareholder Name:
Shareholder Account Number:

Wired funds must be received prior to 4:00 p.m., Eastern Time, to be eligible for same day pricing.  The Fund and U.S. Bank, N.A. are not responsible for the consequences of delays resulting from the banking or Federal Reserve wire system, or from incomplete wiring instructions.

Please note that business hours of the Fund are 9:00 a.m. to 6:00 p.m., Eastern Time

The Fund does not consider the U.S. Postal Service or other independent delivery services to be its agents.  Therefore, deposit in the mail or with such services, or receipt at U.S. Bancorp Fund Services, LLC post office boxes, of purchase applications, orders or redemption requests does not constitute receipt by the Transfer Agent of the Fund.

You may purchase the Fund’s shares through selected securities dealers, and their designees, with whom the Distributor has sales agreements. For a list of authorized dealers, please call the Distributor at 866-EVERMORE (866-383-7667).  Authorized dealers and financial services firms may charge you a transaction fee in addition to any applicable sales charges (loads).  Authorized dealers and financial services firms are responsible for promptly transmitting purchase orders to the Distributor.  The Fund will be deemed to have received a purchase or redemption order when these authorized dealers and financial service firms, or, if applicable, their authorized designee, accepts a purchase or redemption order in good order.  Orders received by the Fund in good order will be priced at the Fund’s NAV, less any applicable sales charge, next computed after they are accepted by the authorized dealers or financial services firms or their authorized designee.

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The Distributor or Adviser, in their sole discretion, may accept or reject any order for purchase of the Fund’s shares if it involves unsuitable business practices such as market timing, late trading, or unsuitable investments. No share certificates will be issued unless specifically requested in writing.

An investor should invest in the Fund for long-term investment purposes only. Evermore Funds Trust (the "Trust") and the Adviser each reserves the right to refuse purchases if, in the judgment of the Trust or the Adviser, the purchases would adversely affect the Fund and its shareholders. In particular, the Trust and the Adviser each reserves the right to restrict purchases of the Fund’s shares when a pattern of frequent purchases and sales made in response to short-term fluctuations in share price appears evident. Notice of any such restrictions, if any, will vary according to the particular circumstances. See “Frequent Purchases and Sales of Fund Shares” for more information.

Adding to an Existing Account

Minimum Additional Investment

Purchases of additional shares in the Fund are subject to the following minimum investments:

Class	Minimum Additional Investment
A	$100
I	$100

In order to make additions to your account, you may either establish an Automatic Investment Plan (see “Automatic Investment Plan” section) or make additional purchases any time you choose.

Methods by Which to Make Your Additional Purchases

You may purchase additional shares in the Fund by any of the following methods:

Investment Method                              To Add to an Account
Through your financial advisor	Contact your financial advisor.

By Phone/Online
Please call 866-EVERMORE (866-383-7667).
Before requesting a telephone purchase into an existing account, please be sure we have your bank account information on file. If we do not have this information, you will need to send written instructions with your bank’s name and address and a voided check or savings account deposit slip. If the bank and Fund accounts do not have at least one common owner, your written request must be signed by all Fund and bank account owners, and each individual must have his or her signature guaranteed.  At this time, an online purchase into an existing account is not available.

To make a same day investment, your phone order must be received and accepted by us by 4:00 p.m., Eastern Time, or the close of the NYSE, whichever is earlier.

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By Regular, Certified, Registered, or Overnight Mail
Make your check payable to: Evermore Funds Trust. Include your account number on the check.

Fill out the deposit slip from your account statement.  If you do not have a slip, fill out a note with your name, the Fund name, and your account number.

Mail the check and deposit slip or note to:
Evermore Funds Trust
c/o U.S. Bancorp Fund Services, LLC
P.O. Box 701
Milwaukee, WI 53201-0701

For overnight mail delivery, send the check and deposit slip or note to:   Evermore Funds Trust
c/o U.S. Bancorp Fund Services, LLC
615 East Michigan Street
Milwaukee, WI 53202

By Wire
Please call 866-EVERMORE (866-383-7667) to notify the Fund of your wire transaction.  Wire to:
U.S. Bank, N.A.
777 E. Wisconsin Avenue
Milwaukee, WI  53202
ABA #:  075000022
Credit:  U.S. Bancorp Fund Services, LLC
Account #:  112-952-137
Further credit:  Evermore Funds Trust
Shareholder Name:
Shareholder Account Number:

Wired funds must be received prior to 4:00 p.m., Eastern Time, to be eligible for same day pricing.  The Fund and U.S. Bank, N.A. are not responsible for the consequences of delays resulting from the banking or Federal Reserve wire system, or from incomplete wiring instructions.

By Automatic Investment Plan
You may make regular bi-monthly, monthly, quarterly or annual investments of $100 or more ($25,000 or more for Class I shares) in shares of the Fund automatically from a checking or savings account. See “Automatic Investment Plan” below.

Please note that business hours of the Fund are 9:00 a.m. to 6:00 p.m., Eastern Time

The Fund does not consider the U.S. Postal Service or other independent delivery services to be its agents.  Therefore, deposit in the mail or with such services, or receipt at U.S. Bancorp Fund Services, LLC post office boxes, of purchase applications, orders or redemption requests does not constitute receipt by the Transfer Agent of the Fund.

You may purchase additional shares of the Fund through selected securities dealers, and their designees, with whom the Distributor has sales agreements. For a list of authorized dealers, please call the Distributor at 866-EVERMORE (866-383-7667).  Authorized dealers and financial services firms may charge you a transaction fee in addition to any applicable sales charges (loads).  Authorized dealers and financial services firms are responsible for promptly transmitting purchase orders to the Distributor.  The Fund will be deemed to have received a purchase or redemption order when these authorized dealers and financial service firms, or, if applicable, their authorized designee, accepts a purchase or redemption order in good order.  Orders received by the Fund in good order will be priced at the Fund’s NAV, less any applicable sales charge, next computed after they are accepted by the authorized dealers or financial services firms or their authorized designee.

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The Distributor or Adviser, in their sole discretion, may accept or reject any order for purchase of Fund shares if it involves unsuitable business practices such as market timing, late trading, or unsuitable investments. No share certificates will be issued unless specifically requested in writing.

An investor should invest in the Fund for long-term investment purposes only. The Trust and the Adviser each reserves the right to refuse purchases if, in the judgment of the Trust or the Adviser, the purchases would adversely affect the Fund and its shareholders. In particular, the Trust and the Adviser each reserves the right to restrict purchases of Fund shares when a pattern of frequent purchases and sales made in response to short-term fluctuations in share price appears evident. Notice of any such restrictions, if any, will vary according to the particular circumstances. See “Frequent Purchases and Sales of Fund Shares” below for more information.

Automatic Investment Plan

Once your account has been opened with the initial minimum investment of the Fund class you selected, you may make additional purchases at regular intervals through the Automatic Investment Plan.  This Plan provides a convenient method to have monies deducted from your bank account, for investment into the Fund, on a monthly or  quarterly basis.  In order to participate in the Plan, each purchase must be in the amount of $100 or more , and your financial institution must be a member of the Automated Clearing House (“ACH”) network.  If your bank rejects your payment, the Fund’s Transfer Agent will charge a $25 fee to your account.  To begin participating in the Plan, please complete the Automatic Investment Plan section on the account application or call the Fund’s Transfer Agent at 866-EVERMORE (866-383-7667) for additional information.  Any request to change or terminate your Automatic Investment Plan should be submitted to the Transfer Agent 5 days prior to the next scheduled automatic investment date.  If your purchase through the Automatic Investment Plan is rejected on two consecutive occasions, the Fund may terminate your participation in the Plan.  Shares purchased through Automatic Investment Plan payments are subject to the redemption restrictions for recent purchases described in “How to Redeem (Sell) Shares.”

How to Redeem (Sell) Shares

You can sell shares at any time.  Please keep in mind that a CDSC may apply (see “Contingent Deferred Sales Charge (“CDSC”)” section above).  The sale price of your shares will be the Fund’s next-determined NAV after the Transfer Agent or an authorized agent or sub-agent receives all required documents in good order.  If the Transfer Agent, an authorized agent or sub-agent, receives a redemption request in good order before the close of trading on the NYSE (generally 4:00 p.m., Eastern Time), that transaction will be priced at that day’s NAV.  If the request is received after the close of trading on the NYSE, it will be priced at the next business day’s NAV.

Selling Shares in Writing

A signature guarantee is required to redeem shares in the following situations:

•   If ownership is being changed on your account;

•   Written requests to wire redemption proceeds (if not previously authorized on the account);

•   When establishing or modifying certain services on an account;

•    If a change of address was received by the Transfer Agent within the last 15 calendar days; and

•   For all redemptions in excess of $100,000 from any shareholder account.

In addition to the situations described above, the Fund and/or the Transfer Agent reserve the right to require a signature guarantee in other instances based on the circumstances relative to the particular situation.  The Fund reserves the right to waive any signature requirement at its discretion.

Signature guarantees will generally be accepted from domestic banks, brokers, dealers, credit unions, national securities exchanges, registered securities associations, clearing agencies and savings associations, as well as from participants in the New York Stock Exchange Medallion Signature Program and the Securities Transfer Agents Medallion Program (“STAMP”).  A notary public is not an acceptable signature guarantor.

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A redemption request will be deemed to be in “good order” if it includes:

•   The shareholder’s name;

•   The name of the Fund;

•   The account number;

•   The share or dollar amount to be redeemed; and

•   The signatures of all registered shareholders with signature guarantees, if applicable.

Payment for shares redeemed will be mailed to you typically within one (1) or two (2) business days, but no later than the seventh calendar day, after receipt of the redemption request by U.S. Bancorp Fund Services, LLC.

If any portion of the shares to be redeemed represents an investment made by check, the Fund may delay the payment of redemption proceeds until the Transfer Agent is reasonably satisfied that the check has been collected.  This may take up to twelve (12) calendar days from the purchase date.

You may have a check sent to the address of record, proceeds may be wired to your pre-established bank account, or funds may be sent via electronic funds transfer through the ACH network using the bank instructions previously established on your account.  Wires are subject to a $15 fee.  There is no charge to have proceeds sent via ACH and funds are usually available within 2-3 days.

Retirement Plans

You may need to complete additional forms to sell shares in your retirement account.  For participants under the age of 59 ½, tax penalties may apply.  Shareholders who have an IRA or other retirement plan must indicate on their redemption request whether or not to withhold federal income tax.  Redemption requests failing to indicate an election not to have tax withheld will generally be subject to 10% withholding.  Call Shareholder Services at 866-EVERMORE (866-383-7667) for additional information.

Redemptions through Securities Dealers

Shares held in a broker-dealer’s “street name” must be redeemed through the broker-dealer and cannot be made by shareholders directly. You must submit a redemption request to your broker-dealer. Securities dealers may charge for this service, and they may have particular requirements that you may be subject to. Contact your authorized securities dealers for more information.

Redemption Fee

Sales of shares within 30 days of purchase are subject to a 2.00% redemption fee on the gross redemption proceeds. The fee is determined using the “first-in, first-out” calculation methodology, comparing the date of redemption with the earliest purchase date of shares. Redemption fees will be deducted from the redemption proceeds.

The purpose of the redemption fees is to deter excessive, short-term trading and other abusive trading practices, and to help offset the costs associated with the sale of portfolio securities to satisfy redemption requests made by “market timers” and other short-term shareholders, thereby insulating longer-term shareholders from such costs.  There is no assurance that the use of redemption fees will be successful in this regard.

The Fund will waive  the redemption fee for certain omnibus accounts, for redemptions made through a systematic withdrawal plan, or for wrap fee programs. The Fund generally will depend on the relevant intermediary (for example, the wrap program sponsor or omnibus account holder) to monitor trading frequency and apply redemption fees to shareholders who hold shares through these programs or accounts. Financial intermediaries who hold Fund shares through omnibus and other accounts may not provide shareholder information and enforce restrictions on purchases or redemptions or may fail to assess or collect the redemption fee in a manner fully consistent with this Prospectus. The Fund may modify its redemption fee policies at any time.

Methods by Which to Sell Your Shares

You may sell shares in the Fund by any of the following methods:

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Sale Method                                         To Sell Shares in Your Account

Through your financial advisor	Contact your financial advisor.

By Phone/Online
Please call 866-EVERMORE (866-383-7667).

As long as your transaction is for $100,000 or less, and you have not changed your address by phone or online within the last 15 days, you can sell your shares by phone.  At this time, redemptions are not available online.

You may have a check sent to the address of record, proceeds may be wired to your pre-established bank account, or funds may be sent via electronic funds transfer through the ACH network using the bank instructions previously established on your account.  Wires are subject to a $15 fee.  There is no charge to have proceeds sent via ACH and funds are usually available within 2-3 days.

By Regular, Certified, Registered, or Overnight Mail
Send written instructions to:
Evermore Funds Trust
c/o U.S. Bancorp Fund Services, LLC
P.O. Box 701
Milwaukee, WI 53201-0701

For overnight mail delivery, send written instructions to:
Evermore Funds Trust
c/o U.S. Bancorp Fund Services, LLC
615 East Michigan Street
Milwaukee, WI 53202

Specify the Fund, class of shares, account number and dollar value or number of shares you wish to sell. Be sure to include the necessary signatures and any additional documents, as well as signature guarantees if required (see “Selling Shares in Writing” above).

You may have a check sent to the address of record, proceeds may be wired to your pre-established bank account, or funds may be sent via electronic funds transfer through the ACH network using the bank instructions previously established on your account.  Wires are subject to a $15 fee.  There is no charge to have proceeds sent via ACH and funds are usually available within 2-3 days.

By Systematic Withdrawal Plan
If you own Fund shares worth at least $25,000, you may establish a Systematic Withdrawal Plan. You may have a check sent to the address of record, or funds may be sent via electronic funds transfer through the ACH network using the bank instructions previously established on your account.  There is no charge to have proceeds sent via ACH and credit is usually available within 2-3 days.
See “Systematic Withdrawal Plan” below.

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Please note that business hours of the Fund are 9:00 a.m. to 6:00 p.m., Eastern Time

The Fund does not consider the U.S. Postal Service or other independent delivery services to be its agents.  Therefore, deposit in the mail or with such services, or receipt at U.S. Bancorp Fund Services, LLC post office boxes, of purchase applications, orders or redemption requests does not constitute receipt by the Transfer Agent of the Fund.

Systematic Withdrawal Plan

You may redeem your Fund shares through the Systematic Withdrawal Plan.  Under the Plan, you may choose to receive a specified dollar amount generated from the redemption of shares in your account, on a monthly, quarterly, or annual basis.  In order to participate in the Plan, your account balance must be at least $25,000 and each payment must be a minimum of $100.  If you elect this method of redemption, the Fund will send a check to your address of record, or will send the payment via electronic funds transfer through the Automated Clearing House (ACH) network directly to your bank account.  For payment through the ACH network, your bank must be an ACH member and your bank account information must be maintained on your Fund account.  This Plan may be terminated at any time by the Fund.  You may also elect to terminate your participation in this Plan at any time by contacting the Transfer Agent 5 days prior to the next scheduled systematic withdrawal payment date.

A withdrawal under the Plan involves a redemption of shares and may result in a gain or loss for federal income tax purposes.  Dividends and distributions on shares should be reinvested if you participate in the Plan.  In addition, if the amount withdrawn exceeds the dividends credited to your account, the account may ultimately be depleted.

Accounts with Low Balances

Due to the high cost of maintaining smaller accounts, the Trust reserves the right to redeem shares in any account if, as the result of a withdrawal, the value of that account drops below $1,000. This does not apply to accounts participating in the Automatic Investment Program or to retirement accounts. The Trust also reserves the right to convert shares in any Class I account to Class A shares of the Fund if the value of that Class I account drops below $500,000.  The Trust will notify you when you fall below the low balance amounts indicated in this paragraph and you will have at least 30 days to make an additional investment to bring the account value to the stated minimum before the redemption is processed.

Frequent Purchases and Sales of Fund Shares

The Fund does not permit market timing or other abusive trading practices. The Fund reserves the right, but does not have the obligation, to reject any purchase transaction at any time. In addition, the Fund reserves the right to suspend offering of its shares or to impose restrictions on purchases at any time that are more restrictive than those that are otherwise stated in this Prospectus with respect to disruptive, excessive or short-term trading. The maximum amount of time the Fund will take to reject or cancel a transaction is 48 hours.

Excessive short-term trading or other abusive trading practices may disrupt portfolio management strategies, increase brokerage and administrative costs and hurt Fund performance. These risks may be relatively higher for the Fund because it invests significantly in foreign securities and an investor may seek to take advantage of a delay between the change in value of the Fund’s foreign portfolio securities and the determination of the Fund’s NAV as a result of different closing times of U.S. and foreign markets by buying or selling Fund shares at a price that does not reflect their true value.

However, the Fund’s management team has established procedures to mitigate these risks. Please see “How Fund Share Prices Are Calculated” for more information.

The Fund does not accommodate frequent purchases and redemptions of the Fund’s shares by the Fund’s shareholders.  The Board of Trustees of the Fund has adopted policies and procedures designed to deter frequent purchases and redemptions. To minimize the negative effect of frequent purchases and redemptions on the Fund and its shareholders, the Fund’s management team reserves the right to reject, in their sole discretion, any purchase order from any investor they believe has a history of abusive trading or whose trading, in their judgment, has been or may be disruptive to the Fund. The Fund may also refuse purchase transactions from Fund intermediaries it believes may be facilitating or may have facilitated abusive trading practices. In making this judgment, the Fund may consider trading done in multiple accounts under common ownership or control.

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On a periodic basis, the Adviser will review transaction history reports and will identify redemptions that are within a specific time period from a previous purchase in the same account(s) in the Fund, or in multiple accounts that are known to be under common control. Redemptions meeting the criteria will be investigated for possible inappropriate trading.

Certain accounts, and omnibus accounts in particular, include multiple investors and typically provide the Fund with a net purchase or redemption request on any given day. In these cases, purchases and redemptions of Fund shares are netted against one another and the identity of individual purchasers and redeemers whose orders are aggregated may not be known by the Fund. Therefore, it becomes more difficult for the Fund’s management team to identify market timing or other abusive trading activities in these accounts, and the Fund’s management team may be unable to eliminate abusive traders in these accounts from the Fund. Identification of abusive traders may further be impaired by limitations of the operational systems and other technical issues. Whenever abusive or disruptive trading is identified, the Fund’s management team will encourage omnibus account intermediaries to address such trading activity directly.

Due to the complexity and subjectivity involved in identifying market timing and other abusive trading practices, there can be no assurance that the Fund’s efforts will identify all market timing or abusive trading activities. Therefore, investors should not assume that the Fund will be able to detect or prevent all practices that may place the Fund at a disadvantage.

How Fund Share Prices are Calculated

When you buy shares, you pay the “offering price” for the shares. The “offering price” is determined by dividing the NAV per share by an amount equal to 1 minus the sales charge applicable to the purchase (expressed in decimals), calculated to two decimal places using standard rounding criteria. The number of Fund shares you will be issued will equal the amount invested divided by the applicable offering price for those shares, calculated to three decimal places using standard rounding criteria. For example, if the NAV per share is $10.25 and the applicable sales charge for the purchase is 5.00%, the offering price would be calculated as follows: 10.25 divided by 1.00 minus 0.05 [10.25/0.95] equals 10.789, which, when rounded to two decimal points, equals 10.79. The offering price per share would be $10.79.

When you sell shares, you receive the NAV minus any applicable redemption fees, as well as any applicable CDSC.

The value of a mutual fund is determined by deducting a fund’s liabilities from the total assets of the fund. The NAV per share is determined by dividing the total NAV of each fund’s share class by the applicable number of shares outstanding per share class.

The Fund calculates the NAV per share each business day at the close of trading on the New York Stock Exchange (NYSE) (normally 4:00 p.m., Eastern Time). The Fund does not calculate the NAV on days the NYSE is closed for trading, which include New Year’s Day, Martin Luther King Jr. Day, President’s Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

When determining its NAV, the Fund values cash and receivables at their realizable amounts, and records interest as accrued and dividends on the ex-dividend date. The Fund generally utilizes an independent pricing service to assist in determining a current market value for each security. If market quotations are readily available for portfolio securities listed on a securities exchange, the Fund values those securities at the last quoted sale price, or, if there is no reported sale, then the mean between the last quoted closing bid and asked price. The Fund values over-the-counter portfolio securities at the last sale price in the over-the-counter market. If a non-exchange traded security does not trade on a particular day, the mean between the last quoted bid and asked price will be used.  If portfolio securities trade both in the over-the-counter market and on a stock exchange, the Fund values them according to the broadest and most representative market.

Requests to buy and sell shares are processed at the NAV, less any applicable sales charge, next calculated after we receive your request in good order.

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Fair Valuation — Individual Securities

Since the Fund may invest in securities that are, without limitation, restricted, unlisted, traded infrequently, thinly traded, or relatively illiquid, there is the possibility of a differential between the last available market prices for one or more of those securities and the latest indications of market values for those securities. The Fund has procedures, approved by the Board of Trustees, to determine the fair value of individual securities and other assets for which, in the opinion of the Adviser, market prices are not readily available (such as certain restricted or unlisted securities and private placements) or which may not be reliably priced (such as in the case of trade suspensions or halts, price movement limits set by certain foreign markets, and thinly traded or illiquid securities).  Some methods for valuing these securities may include: fundamental analysis (earnings multiple, etc.), matrix pricing, discounts from market prices of similar securities, or discounts applied due to the nature and duration of restrictions on the disposition of the securities. The Board of Trustees reviews the fair value pricing procedures for operational effectiveness and makes revisions as needed in order to ensure that fair value pricing is implemented by the Adviser in the best interests of shareholders.

The application of fair value pricing procedures represents a good faith determination based upon specifically applied procedures. Attempts to determine the fair value of securities introduce an element of subjectivity to the pricing of securities.  There can be no assurance that the Fund could obtain the fair value assigned to a security if it were able to sell the security at approximately the time at which the Fund determines its NAV per share.

Security Valuation — Corporate Debt Securities

The Fund may value corporate debt securities by utilizing independent pricing services, quotations from bond dealers, and information with respect to bond and note transactions to assist in determining a current market value for each security. The Fund’s pricing service may utilize independent quotations from bond dealers and bond market activity to determine current value.

Security Valuation — Foreign Securities — Computation of U.S. Equivalent Value

The Fund generally determines the value of a foreign security as of the close of trading on the foreign stock exchange on which the security is primarily traded, or as of the close of trading on the NYSE, if earlier. The value is then converted into its U.S. dollar equivalent at the foreign exchange rate in effect at the close of the NYSE on the day that the value of the foreign security is determined. If no sale is reported at that time, the foreign security will be valued at its last sale price. Occasionally, events (such as repatriation limits or restrictions) may impact the availability or reliability of foreign exchange rates used to convert to the U.S. dollar equivalent value. If such an event occurs, the foreign exchange rate will be valued at fair value using procedures established and approved by the Board of Trustees.

Valuation — Foreign Securities — Potential Impact of Time Zones and Market Holidays

Trading in securities on foreign securities stock exchanges and over-the-counter markets, such as those in Europe and Asia, may be completed well before the close of business on the NYSE on each day that the NYSE is open. Occasionally, events occur between the time at which trading in a foreign security is completed and the close of the NYSE that might call into question the availability (including the reliability) of the value of a foreign portfolio security held by the Fund. As a result, the Fund may be susceptible to what is referred to as “time-zone arbitrage.” Certain investors in the Fund may seek to take advantage of discrepancies in the value of the Fund’s portfolio securities as determined by the foreign market at its close and the latest indications of value attributable to the portfolio securities at the time the Fund’s NAV is computed. Trading by these investors, often referred to as “arbitrage market timers,” may dilute the value of the Fund’s shares, if such discrepancies in security values actually exist. To attempt to minimize the possibilities for time-zone arbitrage, and in accordance with procedures established and approved by the Board of Trustees, the Trust has selected FT Interactive Data (“FTID”) to provide pricing data with respect to foreign security holdings held by the Fund.  The use of this third-party pricing service is designed to capture events occurring after a foreign exchange closes that may affect the value of certain holdings of the Fund’s securities traded on those foreign exchanges.  The Fund utilizes a trigger level and a confidence interval when determining the use of the FTID provided prices.  The trigger level is a pre-determined percentage move in a particular index that must occur before a security is fair value priced using FTID.  The confidence interval is a measure of the historical relationship that each foreign exchange traded security has to movements in various indices and the price of the security’s corresponding ADR, if one exists.  FTID provides the confidence interval for each security for which it provides a price.  If the FTID-provided price falls within the confidence interval, the Fund will value the particular security at that price.  If the FTID-provided price does not fall within the confidence interval, the particular security will be valued at the preceding closing price on its respective foreign exchange, or if there were no transactions on such day, at the mean between the bid and asked prices.  Securities for which quotations are not readily available are valued at their respective fair values as determined in good faith by the Board of Trustees.  When a security is “fair valued,” consideration is given to the facts and circumstances relevant to the particular situation, including a review of various factors set forth in the process, and no single standard exists for determining fair value. Different funds could reasonably arrive at different values for the same security.  The use of fair value pricing by a fund may cause the NAV of its shares to differ significantly from the net asset value that would be calculated without regard to such considerations.

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The intended effect of applying fair value pricing is to compute an NAV that accurately reflects the value of the Fund’s portfolio at the time that the NAV is calculated, to discourage potential arbitrage market timing in Fund shares, to mitigate the dilutive impact of such attempted arbitrage market timing and to be fair to purchasing, redeeming and existing shareholders. However, the application of fair value pricing procedures may, on occasion, worsen rather than mitigate the potential dilutive impact of shareholder trading.

In addition, trading in foreign portfolio securities generally, or in securities markets in a particular country or countries, may not take place on every NYSE business day. Furthermore, trading takes place in various foreign markets on days that are not business days for the NYSE, and on which the Fund’s NAV is not calculated. Thus, the calculation of the Fund’s NAV does not take place contemporaneously with the determination of the prices of many of the foreign portfolio securities used in the calculation and may, therefore, change on days when shareholders may not be able to redeem or purchase the Fund’s shares. If events affecting the last determined values of these foreign securities occur (determined through the monitoring process described above), the securities will be valued at fair value determined in good faith in accordance with the Fund’s fair value procedures established and approved by the Board of Trustees.

Other Information

Retirement Plans

Retirement plans may purchase Class I shares of the Fund provided they meet the minimum initial investment amount of $1 million in an omnibus or pooled account within the Fund and will not require the Fund to pay any type of administrative fee or payment per participant account to any third party.

Retirement plans requiring the payment of such fees may purchase Class A shares of the Fund without an initial sales charge.

Automated Telephone System

Our automated telephone system offers 24 hour access to information about your account(s).  This service may be reached by calling Shareholder Services at 866-EVERMORE (866-383-7667).

Dividend Reinvestment Program

Dividends and capital gains distributions are automatically reinvested, without sales charges, into any share class of the Fund in which you have an existing account, unless otherwise noted. You may notify the Transfer Agent in writing or by telephone to:

•   Choose to receive dividends or distributions (or both) in cash; or

•   Change the way you currently receive distributions.

Your taxable income is the same regardless of which option you choose. For further information about dividend reinvestment, contact Shareholder Services by telephone at 866-EVERMORE (866-383-7667).

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Dividends, Distributions and Taxes

It is the Fund’s policy to make distributions at least annually of all or substantially all of its net investment income and net realized capital gains, if any. Unless you elect to receive your distributions in cash, your ordinary income and capital gain distributions will be reinvested in additional shares of the same share class of the Fund at the NAV calculated as of the payment date.  The Fund pays distributions on a per-share basis.  As a result, on the ex-dividend date of such a payment, the net asset value of the Fund will be reduced by the amount of the payment.

If you elect to receive distributions and/or capital gains paid in cash, and the U.S. Postal Service cannot deliver the check, or if a check remains outstanding for six months, the Fund reserves the right to reinvest the distribution check in your account, at the Fund’s current NAV, and to reinvest all subsequent distributions.

For federal income tax purposes, distributions of net investment income are generally taxable as ordinary income.  Taxes on distributions of capital gains are determined by how long the Fund owned the investments that generated them, rather than how long you owned your shares.  Distributions of net capital gains (that is, the excess of net long-term capital gains from the sale of investments that the Fund owned for more than twelve months over net short-term capital losses) that are reported to shareholders by the Fund as capital gain dividends will be taxable as long-term capital gains.  Distribution of net gains from the sale of investments that the Fund owned for one year or less will be taxable as ordinary income.

Distributions of investment income reported to shareholders by the Fund as derived from “qualified dividend income” will be taxed in the hands of individuals at the rates applicable to long-term capital gains, provided that certain holding period and other requirements are met at both the shareholder and Fund level. A distribution will be treated as paid on December 31 of the current calendar year if it is declared by the Fund in October, November or December with a record date in such a month and paid by the Fund during January of the following calendar year.

Distributions are taxable to you even if they are paid from income or gains earned before your investment (and thus were included in the price you paid for your shares).  In general, you will be taxed on the distributions you receive from the Fund, whether you receive them as additional shares or in cash.  Any gain resulting from the sale of your shares in the Fund will generally be subject to tax.

The Fund’s investment in foreign securities may be subject to foreign withholding taxes.  In that case, the Fund’s yield on those securities would be decreased.  However, the Fund may be able to pass through to you a deduction or credit for such foreign taxes, as further described in the SAI.

In addition, the Fund’s investments in foreign securities or foreign currencies may increase or accelerate the Fund’s recognition of ordinary income and may affect the timing, amount or character of the Fund’s distributions.

In general, dividends (other than capital gain dividends) paid to a shareholder that is not a U.S.  person are subject to withholding of U.S. federal income tax at a rate of 30% (or such lower rate as may be provided by an applicable tax treaty).  However, for taxable years of the Fund beginning before January 1, 2014, dividends attributable to the Fund's interest income from U.S. obligors and dividends attributable to net short-term capital gains of the Fund are exempt from the 30% withholding tax.

Foreign shareholders will generally not be subject to U.S. tax on gains realized on the sale or redemption of shares in the Fund, except that a non-resident alien individual who is present in the United States for 183 days or more in a calendar year will be taxable on such gains and on capital gain dividends from the Fund.

In contrast, if a foreign investor conducts a trade or business in the United States and the investment in the Fund is effectively connected with that trade or business, then the foreign investor’s income from the Fund will generally be subject to U.S. federal income tax at graduated rates in a manner similar to the income of a U.S. citizen or resident.

Beginning January 1, 2014, however, the Fund will be required to withhold 30% tax on certain payments to foreign entities that do not meet specified information reporting requirements under the Foreign Account Tax Compliance Act.

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You may also be subject to state and local taxes on distributions on, and sales and redemptions of, your Fund shares. State income taxes may not apply, however, to the portions of the Fund’s distributions, if any, that are attributable to interest on U.S. government securities.  You should consult your tax advisor regarding the tax status of distributions in your state and locality.

The discussion above is very general.  Please consult your tax adviser about the effect that an investment in the Fund could have on your own tax situation, including possible foreign, federal, state, or local tax consequences, or about any other tax questions you may have.

By January 31 of each year, we will send you a statement showing the tax status of your dividends and distributions for the prior year.

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Financial Highlights

The financial highlights table is intended to help you understand the Fund’s financial performance since its inception on January 1, 2010.  Certain information reflects financial results for a single Fund share.  The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Fund (assuming reinvestment of all dividends and distributions).  This information has been audited by Ernst & Young LLP, an independent registered public accounting firm, whose report, along with the Fund’s financial statements, are included in the Annual Report dated December 31, 2013, which is available upon request.
Evermore Global Value Fund

Class A	Year Ended December 31,
	2013	2012	2011	2010*
Net asset value, beginning of year	$8.59	$8.31	$10.50	$10.00

INCOME FROM INVESTMENT OPERATIONS:
Net investment income^	0.03	0.31	0.14	0.02
Net realized and unrealized gain (loss)
on investments	3.23	0.29	(2.25)	0.48
Total from investment operations	3.26	0.6	(2.11)	0.5

DISTRIBUTIONS TO SHAREHOLDERS
From net investment income	---	(0.28)	(0.08)	---
Return of capital	---	(0.04)	---	---
Total distributions	---	(0.32)	(0.08)	---
Paid-in capital from redemption fees (Note 2)	0.001	0.001	0.001	0.001
Net asset value, end of year	$11.85	$8.59	$8.31	$10.50
Total return without sales load	37.95%	7.24%	(20.04)%	5.00%
Total return with sales load	31.08%	1.85%	(24.02)%	(0.28)%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (thousands)	$28,258	$13,491	$5,331	$3,651

RATIOS OF EXPENSES TO AVERAGE NET ASSETS
Before fees waived2, 6	1.81%	2.13%	2.24%	3.60%
After fees waived3,6	1.62%	1.61%	1.70%	1.62%

RATIOS OF NET INVESTMENT INCOME (LOSS) TO AVERAGE NET ASSETS
Before fees waived4,6	0.09%	3.07%7	0.94%	(1.59)%
After fees waived5,6	0.28%	3.59%7	1.48%	0.39%
Portfolio turnover rate	54%	45%	94%	77%

*	Fund commenced operations on January 1, 2010.
^	Calculated using the average shares outstanding method.
1.	Amount less than $0.01.
2.
The ratio of expenses to average net assets before fee waived includes interest expense.  The ratio excluding interest expense was 1.79%, 2.12%, 2.14% and 3.58% for the years ended December 31, 2013, 2012, 2011 and 2010, respectively.

3.
The ratio of expenses to average net assets after fees waived includes interest expense.  The ratio excluding interest expense was 1.60%, 1.60%, 1.60% and 1.60% for the years ended December 31, 2013, 2012, 2011 and 2010, respectively.

4.
The ratio of net investment income (loss) to average net assets before fees waived includes interest expense.  The ratio excluding interest expense was 0.11%, 3.08%, 1.04% and (1.57)% for the years ended December 31, 2013, 2012, 2011 and 2010, respectively.

5.
The ratio of net investment income to average net assets after fees waived includes interest expense.  The ratio excluding interest expense was 0.30%, 3.60%, 1.58% and 0.41% for the years ended December 31, 2013, 2012, 2011 and 2010, respectively.

6.	Does not include expenses of the investment companies in which the Fund invests.
7.	Certain prior ratios have been corrected.

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Evermore Global Value Fund
Class I	Year Ended December 31,
	2013	2012	2011	2010*

Net asset value, beginning of year	$8.61	$8.32	$10.52	$10.00
INCOME FROM INVESTMENT OPERATIONS:
Net investment income^	0.05	0.34	0.17	0.03
Net realized and unrealized gain (loss) on investments	3.24	0.28	(2.26)	0.49
Total from investment operations	3.29	0.62	(2.09)	0.52
LESS DISTRIBUTIONS
From net investment income	----	(0.29)	(0.11)	----
Return of capital	----	(0.04)	----	----
Total distributions	----	(0.33)	(0.11)
Paid-in capital from redemption fees (Note 2)	0.001	0.001	----	----
Net asset value, end of year	$11.90	$8.61	$8.32	$10.52
Total return	38.21%	7.55%	(19.82)%	5.20%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (thousands)	$127,357	$66,648	$27,595	$32,058

RATIOS OF EXPENSES TO AVERAGE NET ASSETS
Before fees waived2,6	1.56%	1.88%	2.01%	3.23%
After fees waived3,6	1.37%	1.36%	1.46%	1.37%

RATIOS OF NET INVESTMENT INCOME (LOSS) TO AVERAGE NET ASSETS
Before fees waived4,6	0.34%	3.32%7	1.14%	(1.30)%
After fees waived5,6	0.53%	3.84%7	1.69%	0.56%
Portfolio turnover rate	54%	45%	94%	77%

*	Fund commenced operations on January 1, 2010.
^	Calculated using the average shares outstanding method.
1.	Amount less than $0.01.
2.
The ratio of expenses to average net assets before fees waived includes interest expense.  The ratio excluding interest expense was 1.54%, 1.87%, 1.90% and 3.21% for the years ended December 31, 2013, 2012, 2011 and 2010, respectively.

3.
The ratio of expenses to average net assets after fees waived includes interest expense.  The ratio excluding interest expense was 1.35%, 1.35%, 1.35% and 1.35% for the years ended December 31, 2013, 2012, 2011 and 2010, respectively.

4.
The ratio of net investment income (loss) to average net assets before fees waived includes interest expense.  The ratio excluding interest expense was 0.36%, 3.33%, 1.25% and (1.28)% for the years ended December 31, 2013, 2012, 2011 and 2010, respectively.

5.
The ratio of net investment income to average net assets after fees waived includes interest expense.  The ratio excluding interest expense was 0.55%, 3.85%, 1.80% and 0.58% for the years ended December 31, 2013, 2012, 2011 and 2010, respectively.

6.	Does not include expenses of the investment companies in which the Fund invests.
7.	Certain prior ratios have been corrected.

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Other Useful Shareholder Information

Evermore Funds Trust

Evermore Funds Trust consists of Evermore Global Value Fund.  The Fund is an investment portfolio of Evermore Funds Trust, an open-end series management investment company organized as a Massachusetts Business Trust.

Shareholder Reports

Annual and semi-annual reports to shareholders provide additional information about the Fund’s investments.  These reports discuss the market conditions and investment strategies that significantly affected the Fund’s performance during its last fiscal year.  These reports are available by calling Shareholder Services at 866-EVERMORE (866-383-7667) to request copies be sent to you, by calling your financial advisor, or on our website at www.evermoreglobal.com.

In an effort to decrease costs, the Fund intends to reduce the number of duplicate prospectuses and annual and semi-annual reports you receive by sending only one copy of each to those addresses shared by two or more accounts and to shareholders we reasonably believe are from the same family or household.  Once implemented, if you would like to discontinue householding for your accounts, please call toll-free at 866-EVERMORE (866-383-7667) to request individual copies of these documents.  Once the Fund receives notice to stop householding, it will begin sending individual copies thirty days after receiving your request.  This policy does not apply to account statements.

Statement of Additional Information

The SAI provides more detailed information about the Fund.  It is incorporated by reference into (is legally a part of) this Prospectus.  The SAI is available, without charge, by calling Shareholder Services at 866-EVERMORE (866-383-7667) to request copies be sent to you, by calling your financial advisor, or on our website at www.evermoreglobal.com.

The Fund sends only one report to a household if more than one account has the same address.  Please contact Shareholder Services at 866-EVERMORE (866-383-7667) if you do not want this policy to apply to you.

Securities and Exchange Commission

You may review and copy information about the Fund, including its SAI, at the Securities and Exchange Commission’s Public Reference Room in Washington, D.C. You may call the Commission at 1-202-551-8090 for information about the operation of the Public Reference Room. You may also access reports and other information about the Fund on the EDGAR Database on the Commission’s website at http://www.sec.gov. You may get copies of this information, with payment of a duplication fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the Commission’s Public Reference Section, Washington, D.C. 20549-0102. You may need to refer to the Fund’s file number.

If someone makes a statement about the Fund that is not in this Prospectus, you should not rely upon that information.  Neither the Fund nor the Distributor is offering to sell shares of the Fund to any person to whom the Fund may not lawfully sell its shares.

Abandoned and Unclaimed Property

It is important that the Fund maintain a correct address for each investor.  An incorrect address may cause an investor's account statements and other mailings to be returned to the Fund.  Based upon statutory requirements for returned mail, the Fund will attempt to locate the investor or rightful owner of the account.  If the Fund is unable to locate the investor, then it will determine whether the investor's account can legally be considered abandoned.  The Fund is legally obligated to escheat (or transfer) abandoned property to the appropriate state's unclaimed property administrator, in accordance with statutory requirements.  The investor's last known address of record determines which state has jurisdiction.

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How to Reach the Fund, the Distributor, and the Adviser

Below please find contact information for the Fund, Distributor and Adviser.

Evermore Funds Trust
c/o U.S. Bancorp Fund Services, LLC
P.O. Box 701
Milwaukee, WI 53201-0701
866-EVERMORE (866-383-7667)
www.evermoreglobal.com

Distributor
Quasar Distributors, LLC
615 E. Michigan Street
Milwaukee, WI 53202
866-EVERMORE (866-383-7667)

Investment Adviser
Evermore Global Advisors, LLC
89 Summit Avenue
Summit, New Jersey 07901
(908) 378-2880

Investment Company Act File Number: 811-22335

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35

To Get More Information

Shareholder reports

Additional information about the Fund’s investments is available in the Fund’s annual and semiannual reports to shareholders. These include commentary from the Fund’s management team about recent market conditions and the effects of the Fund’s strategies on its performance. They also have detailed performance figures, a list of everything the Fund owns and the Fund’s financial statements. Shareholders get these reports automatically.

Statement of additional information (“SAI”)

This tells you more about the Fund’s features and policies, including additional risk information. The SAI is incorporated by reference into this document (meaning that it is legally part of this prospectus).

The Fund’s most recent annual and semiannual reports,  SAI and other information about the Fund are available, free of charge, by calling 866-EVERMORE (866.383.7667) or on the Evermore Global Advisor’s website at www.evermoreglobal.com. These documents and other information about the Fund are also available on the EDGAR Database on the SEC’s Internet site at www.sec.gov. If you like, you may obtain copies of this information, after paying a copying fee, by emailing a request to publicinfo@sec.gov or by writing the SEC at the address listed below. You can also review and copy these documents and other information about the Fund, including the Fund’s SAI, at the SEC’s Public Reference Room in Washington, D.C.

Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1.202.551.8090.

To Make Investments	SEC
Evermore Funds Trust	Public Reference Section
c/o U.S. Bancorp Fund Services, LLC	100 F Street, N.E.
P.O. Box 701	Washington, D.C. 20549-1520
Milwaukee, WI 53201-0701	www.sec.gov
www.evermoreglobal.com	1.202.551.8090
866-EVERMORE (866.383.7667)

No person has been authorized to give any information or to make any representations other than those contained in this prospectus or in the related SAI.

DISTRIBUTED BY:

Quasar Distributors, LLC
615 East Michigan Street
Milwaukee, WI 53202

SEC INVESTMENT COMPANY
ACT FILE NUMBER:

811-22335

Evermore Global Advisors, LLC
89 Summit Avenue Summit, NJ 07901
www.EvermoreGlobal.com

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EVERMORE FUNDS TRUST

STATEMENT OF ADDITIONAL INFORMATION

April 30, 2014
Evermore Global Value Fund

Share Class	Ticker Symbol
A	EVGBX
I	EVGIX

89 Summit Avenue Summit, New Jersey 07901 866-EVERMORE (866-383-7667)

This Statement of Additional Information (“SAI”) is not a prospectus and is only authorized for distribution when preceded or accompanied by the Fund’s current prospectus (the “Prospectus”) dated April 30, 2014 as supplemented from time to time. This SAI supplements and should be read in conjunction with the Prospectus, a copy of which may be obtained without charge by writing the Fund at the address, or by calling the toll-free telephone number, listed above. The Prospectus is incorporated by reference into this SAI.

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EVERMORE FUNDS TRUST

Evermore Global Value Fund

GENERAL INFORMATION

This SAI is in addition to and serves to expand and supplement the current prospectus of Evermore Funds Trust (the “Trust”). The Trust is a diversified, open-end series management investment company organized as a Massachusetts Business Trust on September 14, 2009, which currently consists of one series, the Evermore Global Value Fund (the “Fund”). On November 5, 2009, Evermore Value Funds Trust filed an amendment to the Declaration of Trust for the purposes of (i) changing the name of the trust from “Evermore Value Funds Trust” to “Evermore Funds Trust” and (ii) changing the name of the “Evermore Global Fund” series to “Evermore Global Value Fund”. A copy of the Amended and Restated Agreement and Declaration of Trust, as amended (the “Declaration of Trust”) and the Amendment to the Declaration of Trust, which is governed by Massachusetts law, is on file with the Secretary of The Commonwealth of Massachusetts.

INVESTMENT OBJECTIVE, POLICIES, AND RISKS

The Fund’s objective and policies, except as otherwise stated, are not fundamental and may be changed without shareholder votes. The Fund seeks capital appreciation by investing in securities from markets around the world, including U.S. markets. The Fund’s portfolio will consist primarily of marketable equity securities that Evermore Global Advisors, LLC (the “Adviser”) believes are undervalued. There can be no assurance that the Fund will achieve its objective.

The Prospectus discusses the investment objective of the Fund and the principal investment strategies to be employed to achieve the objective. This section contains supplemental information concerning certain types of securities and other instruments in which the Fund may invest, additional strategies that the Fund may utilize, and certain risks associated with such investments and strategies. The Fund expects to invest in a broad range of securities (subject to the Fund’s principal investment strategies). The particular types of securities and the percentage of the Fund’s assets invested in each type will vary depending on where the Adviser sees the most opportunities at the time of investment. Below under the heading “Investment Strategies and Risks” is a description of the different types of securities in which the Fund may invest and certain of the risks relating to those securities.

The Fund has adopted certain investment restrictions as fundamental and non-fundamental policies. A fundamental policy may only be changed if the change is approved by (i) more than 50% of the outstanding shares or (ii) 67% or more of the Fund’s shares present at a shareholder meeting if more than 50% of the Fund’s outstanding shares are represented at the meeting in person or by proxy, whichever is less. A non-fundamental policy may be changed by the Board of Trustees (the “Board”) without the approval of shareholders.

FUNDAMENTAL INVESTMENT POLICIES/RESTRICTIONS

The Fund’s fundamental investment restrictions are set forth below. The Fund may not:

1.
Purchase or sell (i) commodities, commodities contracts (except in conformity with regulations of the Commodities Futures Trading Commission such that the Fund would not be considered a commodity pool), (ii) oil and gas interests, or (ii) real estate. For purposes of this restriction, securities or other instruments backed by commodities are not considered commodities or commodity contracts, debt or equity securities issued by companies engaged in the oil, gas, or real estate businesses are not considered oil or gas interests or real estate, and first mortgage loans and other direct obligations secured by real estate are not considered real estate.

2.
Borrow money, except to the extent permitted by the Investment Company Act of 1940, as amended (the “1940 Act”), or any rules, exemptions or interpretations thereunder that may be adopted, granted or issued by the U.S. Securities and Exchange Commission (“SEC”). See “Borrowing” under “Investment Strategies and Risks” below.

3.
Act as an underwriter of securities issued by other persons, except to the extent that, in connection with the disposition of portfolio securities, it may technically be deemed to be an underwriter under certain securities laws.

4.
Make loans to other persons. This restriction does not apply to (i) the lending of portfolio securities, (ii) the purchase of debt securities, other debt instruments, loan participations and/or engaging in direct corporate loans in accordance with its investment objective and policies, and (iii) repurchase agreements to the extent the entry into a repurchase agreement is deemed to be a loan.

5.	Issue senior securities, except as to the extent permitted under the 1940 Act. See “Borrowing” under “Investment Strategies and Risks” below.

Table of Contents - Statement of Additional Information

6.	Purchase any securities which would cause 25% or more of the market value of its total assets at the time of such purchase to be invested in the same industry.
7.
With respect to 75% of its total assets (exclusive of cash, cash items, and government securities), invest in securities of any issuer if, immediately after such investment, more than 5% of the total assets of the Fund (taken at current value) would be invested in the securities of such issuer.

8.	With respect to 75% of its total assets, acquire more than 10% of the outstanding voting securities of any issuer.

As a non-fundamental policy, the Fund may not:

1.
Invest more than 15% of its net assets in securities which are not readily marketable. These include securities subject to contractual or legal resale restrictions in their primary trading market (such as over-the-counter (“OTC”) options, including floors, caps, collars and swaps, securities of private companies and longer-term repurchase agreements).

Other than the percentage limitations for borrowings and illiquid investments, as long as the above percentage restrictions are adhered to at the time an investment is made, a later change in percentage resulting in the change in the value or total cost of the Fund’s assets will not be considered a violation of the restriction.

INVESTMENT STRATEGIES AND RISKS

In general, the value of your shares in the Fund will increase as the value of the securities owned by the Fund increases and will decrease as the value of the Fund’s investments decrease. In this way, you participate in any change in the value of the securities owned by the Fund. In addition to the factors that affect the value of any particular security that the Fund owns, the value of the Fund’s shares may also change with movements in the stock and bond markets as a whole.

The Fund may invest in equity securities, including securities convertible, exchangeable for, or expected to be exchanged into common stock (including warrants, convertible preferred and convertible debt securities). There are no limitations on the percentage of the Fund’s assets that may be invested in equity securities, debt securities, or convertible securities. The Fund maintains the flexibility to invest in these securities in such proportions as the Fund’s Adviser deems advisable. In addition, the Fund also may invest in restricted debt and equity securities, foreign securities, and other investment company securities.

The general investment policy of the Fund is to invest in securities of companies that, in the opinion of the Adviser, are (i) available at prices less than their estimated realizable value (“intrinsic value”) and (ii) are undergoing change, as determined by the Adviser after careful analysis and research, taking into account, among other factors, the relationship of book value to market value of the securities, cash flow potential, long-term earnings, multiples of earnings, and discussions with company managements and boards, shareholders, and other interested parties. The relationship of a security’s “book value to market value” is an analysis of the difference between the price at which a security is trading in the market, as compared to the value of that security based upon an analysis of certain information contained in a company’s financial statements. Cash flow analysis considers the inflow and outflow of money into and out of a company. The Adviser examines each security separately and does not apply these factors according to any predetermined formula.

The Fund is not limited as to the amounts that may be invested based on market capitalizations (share price times the number of common shares outstanding) of companies.  The Fund may invest in any industry although it will not concentrate its investments in any one industry.

The Fund may invest in securities that are traded on U.S. or foreign securities exchanges, the National Association of Securities Dealers Automated Quotation System (“NASDAQ”) global market system or in any domestic or foreign OTC market. U.S. or foreign securities exchanges typically represent the primary trading market for U.S. and foreign securities. A securities exchange brings together buyers and sellers of the same securities. The NASDAQ global market system also brings together buyers and sellers of the same securities through an electronic medium which facilitates a sale and purchase of the security. Many companies whose securities are traded on the NASDAQ global market system are smaller than the companies whose securities are traded on a securities exchange. The OTC market refers to all other avenues whereby brokers bring together buyers and sellers of securities. In addition, the Fund may purchase securities through private placements or in other private transactions.

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The following is a description of the various types of securities the Fund may purchase, the techniques it may use, and any associated risks.

Adjustable Rate and Auction Preferred Stocks

Typically, the dividend rate on an adjustable rate preferred stock is determined prospectively each quarter by applying an adjustment formula established at the time of issuance of the stock. Although adjustment formulas vary among issues, they typically involve a fixed premium or discount relative to rates on specified debt securities issued by the U.S. Treasury. Typically, an adjustment formula will provide for a fixed premium or discount adjustment relative to the highest base yield of three specified U.S. Treasury securities: the 90-day Treasury bill, the 10-year Treasury note and the 20-year Treasury bond. The premium or discount adjustment to be added to or subtracted from this highest U.S. Treasury base rate yield is fixed at the time of issue and cannot be changed without the approval of the holders of the stock. The dividend rate on other preferred stocks, commonly known as auction preferred stocks, is adjusted at intervals that may be more frequent than quarterly, such as every 49 days, based on bids submitted by holders and prospective purchasers of such stocks and may be subject to stated maximum and minimum dividend rates. The issues of most adjustable rate and auction preferred stocks currently outstanding are perpetual, but are redeemable after a specified date at the option of the issuer. Certain issues supported by the credit of a high-rated financial institution provide for mandatory redemption prior to expiration of the credit arrangement. No redemption can occur if full cumulative dividends are not paid. Although the dividend rates on adjustable and auction preferred stocks generally are adjusted or reset frequently, the market values of these preferred stocks still may fluctuate in response to changes in interest rates. Market values of adjustable preferred stocks also may substantially fluctuate if interest rates increase or decrease once the maximum or minimum dividend rate for a particular stock is approached.

Asset-Backed Securities

The Fund may invest in asset-backed securities. The securitization techniques used to develop mortgage-related securities are being applied to a broad range of financial assets. Through the use of trusts and special purpose corporations, various types of assets, including automobile loans and leases, credit card receivables, home equity loans, equipment leases and trade receivables, are being securitized in structures similar to the structures used in mortgage securitizations. For example, the Fund may invest in collateralized debt obligations (“CDOs”), which include collateralized bond obligations (“CBOs”), collateralized loan obligations (“CLOs”), and other similarly structured securities. CBOs and CLOs are types of asset-backed securities. A CBO is a trust, which is backed by a diversified pool of high-risk, below investment grade fixed-income securities. A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. Asset-backed securities are subject to risks associated with changes in interest rates and prepayment of underlying obligations. Each type of asset-backed security also entails unique risks depending on the type of assets involved and the legal structure used. In some transactions, the value of the asset-backed security is dependent on the performance of a third party acting as credit enhancer or servicer. Furthermore, in some transactions (such as those involving the securitization of vehicle loans or leases) it may be administratively burdensome to perfect the interest of the security issuer in the underlying collateral and the underlying collateral may become damaged or stolen.

Borrowing

The Fund’s ability to borrow money is limited by its investment policies and limitations, by the 1940 Act, and by applicable exemptions, no-action letters, interpretations, and other pronouncements issued from time to time by the SEC and its staff or any other regulatory authority with jurisdiction. Under the 1940 Act, the Fund is required to maintain continuous asset coverage (that is, total assets including borrowings, less liabilities exclusive of borrowings) of 300% of the amount borrowed, with an exception for borrowings not in excess of 5% of the Fund’s total assets made for temporary or emergency purposes. Any borrowings for temporary purposes in excess of 5% of the Fund’s total assets must maintain continuous asset coverage. If the 300% asset coverage should decline as a result of market fluctuations or for other reasons, the Fund may be required to sell some of its portfolio holdings within three days (excluding Sundays and holidays) to reduce the debt and restore the 300% asset coverage, even though it may be disadvantageous from an investment standpoint to sell securities at that time.

Borrowing will tend to exaggerate the effect on net asset value of any increase or decrease in the market value of the Fund’s portfolio. Money borrowed will be subject to interest costs that may or may not be recovered by earnings on the securities purchased. The Fund also may be required to maintain minimum average balances in connection with a borrowing or to pay a commitment or other fee to maintain a line of credit; either of these requirements would increase the cost of borrowing over the stated interest rate.

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The SEC takes the position that transactions that have a leveraging effect on the capital structure of the Fund or are economically equivalent to borrowing can be viewed as constituting a form of borrowing by the Fund for purposes of the 1940 Act. These transactions can include entering into reverse repurchase agreements; engaging in mortgage-dollar-roll transactions; selling securities short (other than short sales “against-the-box”); buying and selling certain derivatives (such as futures contracts); selling (or writing) put and call options; engaging in sale-buybacks; entering into firm-commitment and standby-commitment agreements; engaging in when-issued, delayed-delivery, or forward-commitment transactions; and other trading practices that have a leveraging effect on the capital structure of the Fund or are economically equivalent to borrowing (additional discussion about a number of these transactions can be found on the following pages). A borrowing transaction will not be considered to constitute the issuance of a “senior security,” as that term is defined in Section 18(g) of the 1940 Act, by the Fund, and therefore such transaction will not be subject to the 300% asset coverage requirement otherwise applicable to borrowings by the Fund, if the Fund (1) maintains an offsetting financial position; (2) segregates liquid assets (with such liquidity determined by the advisor in accordance with procedures established by the Board) equal (as determined on a daily mark-to-market basis) in value to the Fund’s potential economic exposure under the borrowing transaction; or (3) otherwise “covers” the transaction in accordance with applicable SEC guidance (collectively, “covers” the transaction). The Fund may have to buy or sell a security at a disadvantageous time or price in order to cover a borrowing transaction. In addition, segregated assets may not be available to satisfy redemptions or for other purposes.

Convertible Securities

The Fund may invest in convertible securities which are comprised of both convertible debt and convertible preferred stock and may be converted at either a stated price or at a stated rate into underlying shares of common stock. Because of this feature, convertible securities enable an investor to benefit from increases in the market price of the underlying common stock. Convertible securities tend to provide higher yields than the underlying equity securities, but generally offer lower yields than non-convertible securities of similar quality. The value of convertible securities fluctuates in relation to changes in interest rates like bonds, and, in addition, fluctuates in relation to the underlying common stock.

Debt Securities

A debt security typically has a fixed payment schedule which obligates the issuer to pay interest to the lender and to return the lender’s money over a certain time period. A company typically meets its payment obligations associated with its outstanding debt securities before it declares and pays any dividends to holders of its equity securities. While most debt securities are used as an investment to produce income to an investor as a result of the fixed payment schedule, debt securities also may increase or decrease in value. The market value of debt securities generally varies in response to changes in interest rates and the financial condition of each issuer. During periods of declining interest rates, the value of debt securities generally increases. Conversely, during periods of rising interest rates, the value of such securities generally declines. These changes in market value will be reflected in the Fund’s net asset value per share (“NAV”). These increases or decreases are more significant for longer duration debt securities.

The Fund may invest in a variety of debt securities, including bonds and notes issued by domestic or foreign corporations and the U.S. or foreign governments and their agencies and instrumentalities. Bonds and notes differ in the length of the issuer’s repayment schedule. Bonds typically have a longer payment schedule than notes. Typically, debt securities with a shorter repayment schedule pay interest at a lower rate than debt securities with a longer repayment schedule.

The debt securities which the Fund may purchase may either be unrated, or rated in any rating category established by one or more independent rating organizations, such as Standard & Poor’s Ratings Group (“S&P”) or Moody’s Investors Service (“Moody’s”). Securities are given ratings by independent rating organizations, which grade the company issuing the securities based upon its financial soundness. The Fund may invest in securities that are rated in the medium to lowest rating categories by S&P and Moody’s. Generally, lower rated and unrated debt securities are riskier investments. Debt securities rated BB or lower by S&P or Moody’s are considered to be high yield, high risk debt securities. The lowest rating category established by Moody’s is “C” and by S&P is “D.” Debt securities with a D rating are in default as to the payment of principal and interest, which means that the issuer does not have the financial soundness to meet its interest payments or its repayment schedule to security holders. These ratings represent the opinions of the rating services with respect to the issuer’s ability to pay interest and repay principal. They do not purport to reflect the risk of fluctuations in market value and are not absolute standards of quality. If the rating on an issue held in the Fund’s portfolio is changed by the rating service or the security goes into default, this event will be considered by the Fund in its evaluation of the overall investment merits of that security, but will not generally result in an automatic sale of the security.

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The Fund generally will invest in debt securities under circumstances similar to those under which it will invest in equity securities; namely, when, in the Adviser’s opinion, such debt securities are available at prices less than their intrinsic value. Investing in fixed-income securities under these circumstances may lead to the potential for capital appreciation. Consequently, when investing in debt securities, a debt security’s rating is given less emphasis in the Adviser’s investment decision-making process. The Fund may invest in debt securities issued by domestic or foreign companies (i) that are involved in restructurings, such as mergers, acquisitions, consolidations, liquidations, spinoffs, or tender or exchange offers, and (ii) that are, or are about to be, involved in reorganizations, financial restructurings, or bankruptcy (“Distressed Companies”), because such securities often are available at less than their intrinsic value. Debt securities of such companies typically are unrated, lower rated, in default or close to default. While posing a greater risk than higher rated securities with respect to payment of interest and repayment of principal at the price at which the debt security was originally issued, the Fund generally purchases these debt securities at discounts to the original principal amount. Such debt typically ranks senior to the equity securities of Distressed Companies and may offer the potential for capital appreciation and additional investment opportunities.

Medium and Lower Rated Corporate Debt Securities.

The Fund may invest in securities of Distressed Companies when the intrinsic values of such securities, in the opinion of the Adviser, warrant such investment. The Fund may invest in securities that are rated in the medium to lowest rating categories by S&P and Moody’s, some of which may be so-called “junk bonds.” Corporate debt securities rated Baa are regarded by Moody’s as being neither highly protected nor poorly secured. Interest payments and principal security appear adequate to Moody’s for the present, but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such securities are regarded by Moody’s as lacking outstanding investment characteristics and having speculative characteristics. Corporate debt securities rated BBB are regarded by S&P as having adequate capacity to pay interest and repay principal. Such securities are regarded by S&P as normally exhibiting adequate protection parameters, although adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for securities in this rating category than in higher rated categories. Companies issuing lower rated higher yielding debt securities are not as strong financially as those with higher credit ratings. These companies are more likely to encounter financial difficulties and are more vulnerable to changes in the economy, such as a recession or a sustained period of rising interest rates that could prevent them from making interest and principal payments. If an issuer is not paying or stops paying interest and/or principal on its securities, payments on the securities may never resume.

Corporate debt securities that are rated B are regarded by Moody’s as generally lacking characteristics of a desirable investment. In Moody’s view, assurance of interest and principal payments or of maintenance of other terms of the security over any long period of time may be small. Corporate debt securities rated BB, B, CCC, CC, and C are regarded by S&P on balance as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. In S&P’s view, although such securities likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions. BB and B are regarded by S&P as indicating the two lowest degrees of speculation and CC and CCC the two highest degrees of speculation in this group of ratings.

Securities rated D by S&P or C by Moody’s are in default and are not currently performing. The Fund may invest in unrated securities. The Fund will rely on the Adviser’s judgment, analysis, and experience in evaluating such debt securities. In this evaluation, the Adviser will take into consideration, among other things, the issuer’s financial resources, its sensitivity to economic conditions and trends, its operating history, the quality of the issuer’s management and regulatory matters as well as the price of the security. The Adviser also may consider, although it does not rely primarily on, the credit ratings of Moody’s and S&P in evaluating lower rated corporate debt securities. Such ratings evaluate only the safety of principal and interest payments, not market value risk. Additionally, because the creditworthiness of an issuer may change more rapidly than is able to be timely reflected in changes in credit ratings, the Adviser monitors the issuers of corporate debt securities held in the Fund’s portfolio. The credit rating assigned to a security is a factor considered by the Adviser in selecting a security for the Fund, but the intrinsic value in comparison to market price and the Adviser’s analysis of the fundamental values underlying the issuer are generally of greater significance. Because of the nature of medium and lower rated corporate debt securities, achievement by the Fund of its investment objective when investing in such securities is dependent on the credit analysis of the Adviser. If the Fund purchased primarily higher rated debt securities, such risks would be substantially reduced.

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For a summary of Moody’s and S&P bond ratings, see “Securities Ratings” below.

A general economic downturn or a significant increase in interest rates could severely disrupt the market for medium and lower grade corporate debt securities and adversely affect the market value of such securities. Securities in default are relatively unaffected by such events or by changes in prevailing interest rates. In addition, in such circumstances, the ability of issuers of medium and lower grade corporate debt securities to repay principal and to pay interest, to meet projected business goals and to obtain additional financing may be adversely affected. Such consequences could lead to an increased incidence of default for such securities and adversely affect the value of the corporate debt securities in the Fund’s portfolio. The secondary market prices of medium and lower grade corporate debt securities are less sensitive to changes in interest rates than are higher rated debt securities, but are more sensitive to adverse economic changes or individual corporate developments. Adverse publicity and investor perceptions, whether or not based on rational analysis, also may affect the value and liquidity of medium and lower grade corporate debt securities, although such factors also present investment opportunities when prices fall below intrinsic values. Yields on debt securities in the Fund’s portfolio that are interest rate sensitive can be expected to fluctuate over time. In addition, periods of economic uncertainty and changes in interest rates can be expected to result in increased volatility of market price of any medium to lower grade corporate debt securities in the Fund’s portfolio and thus could have an effect on the NAV of the Fund if other types of securities did not show offsetting changes in values. The prices of high yield debt securities fluctuate more than higher-quality securities. Prices are often closely linked with the company’s stock prices and typically rise and fall in response to factors that affect stock prices. In addition, the entire high yield securities market can experience sudden and sharp price swings due to changes in economic conditions, stock market activity, large sustained sales by major investors, a high-profile default, or other factors.

High yield securities are also generally less liquid than higher-quality bonds. Many of these securities do not trade frequently, and when they do trade their prices may be significantly higher or lower than previously quoted market prices. At times, it may be difficult to sell these securities promptly at an acceptable price, which may limit the Fund’s ability to sell securities in response to specific economic events or to meet redemption requests. The secondary market value of corporate debt securities structured as zero coupon securities or payment in kind securities may be more volatile in response to changes in interest rates than debt securities which pay interest periodically in cash. Because such securities do not pay current interest, but rather, income is accreted, to the extent that the Fund does not have available cash to meet distribution requirements with respect to such income, it could be required to dispose of portfolio securities that it otherwise would not. Such disposition could be at a disadvantageous price. Failure to satisfy distribution requirements could result in the Fund failing to qualify as a regulated investment company under the Code. Investment in such securities also involves certain other tax considerations.

The Adviser values the Fund’s investments pursuant to guidelines adopted and periodically reviewed by the Board of Trustees. To the extent that there is no established retail market for some of the medium or lower grade or unrated corporate debt securities in which the Fund may invest, there may be thin or no trading in such securities and the ability of the Adviser to accurately value such securities may be adversely affected. Further, it may be more difficult for the Fund to sell such securities in a timely manner and at their stated value than would be the case for securities for which an established retail market did exist. The effects of adverse publicity and investor perceptions may be more pronounced for securities for which no established retail market exists as compared with the effects on securities for which such a market does exist. During periods of reduced market liquidity and in the absence of readily available market quotations for medium and lower grade and unrated corporate debt securities held in the Fund’s portfolio, the responsibility of the Adviser to value the Fund’s securities becomes more difficult and the Adviser’s judgment may play a greater role in the valuation of the Fund’s securities due to a reduced availability of reliable objective data. To the extent that the Fund purchases illiquid corporate debt securities or securities which are restricted as to resale, the Fund may incur additional risks and costs.

Illiquid and restricted securities may be particularly difficult to value and their disposition may require greater effort and expense than more liquid securities. Also, the Fund may incur costs in connection with the registration of restricted securities in order to dispose of such securities, although under Rule 144A of the Securities Act of 1933 certain securities may be determined to be liquid pursuant to procedures adopted by the Board under applicable guidelines. See “Restricted and Illiquid Securities” below.

Depositary Receipts

The Fund may purchase American Depositary Receipts (“ADRs”), European Depositary Receipts (“EDRs”) and Global Depositary Receipts (“GDRs”) (collectively, “Depositary Receipts”). ADRs are typically issued by a U.S. bank or trust company to evidence ownership of underlying securities issued by a foreign corporation. EDRs and GDRs are typically issued by foreign banks or trust companies, although they also may be issued by U.S. banks or trust companies, and evidence ownership of underlying securities issued by either a foreign or a U.S. corporation. Generally, Depositary Receipts in registered form are designed for use in the U.S. securities market and Depositary Receipts in bearer form are designed for use in securities markets outside the U.S.

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Depositary Receipts may not necessarily be denominated in the same currency as the underlying securities into which they may be converted.

Depositary Receipts may be issued pursuant to sponsored or unsponsored programs. In sponsored programs, an issuer has made arrangements to have its securities traded in the form of Depositary Receipts. In unsponsored programs, the issuer may not be directly involved in the creation of the program. Although regulatory requirements with respect to sponsored and unsponsored programs are generally similar, in some cases it may be easier to obtain financial information from an issuer that has participated in the creation of a sponsored program. Accordingly, there may be less information available regarding issuers of securities underlying unsponsored programs and there may not be a correlation between such information and the market value of the Depositary Receipts. Depositary Receipts also involve the risks of other investments in foreign securities, as discussed below. For purposes of the Fund’s investment policies, the Fund’s investments in Depositary Receipts will be deemed to be investments in the underlying securities.

Depositary receipts of non-U.S. issuers may have certain risks, including trading for a lower price, having less liquidity than their underlying securities and risks relating to the issuing bank or trust company. Holders of unsponsored depositary receipts have a greater risk that receipt of corporate information and proxy disclosure will be untimely, information may be incomplete and costs may be higher.

Equity Securities

The Fund may invest in equity securities. In selecting equity securities, the Adviser generally seeks issuing companies that exhibit the following characteristics:

•	A strong financial position, as determined by an analysis of balance sheet information, off-balance sheet assets, liabilities and contingencies, cash flows, long-term earnings and earnings multiples;
•	A strong and experienced management team, as evidenced by operating and investing success, as well as by an apparent absence of intent to profit at the expense of stockholders;
•	Availability of comprehensive and meaningful financial and related information; and
•
Availability of the security at a market price which the Adviser believes is at a substantial discount to the Adviser’s estimate of the company’s intrinsic value, and the existence of one or more catalysts to unlock such company’s intrinsic value.

Investing in equity securities has certain risks, including the risk that the financial condition of the issuer may become impaired or that the general condition of the stock market may worsen (both of which may contribute directly to a decrease in the value of the securities and thus in the value of the Fund’s shares). Equity securities are especially susceptible to general stock market movements and to increases and decreases in value as market confidence in and perceptions of the issuers change. These perceptions are based on unpredictable factors including expectations regarding government, economic, monetary and fiscal policies, inflation and interest rates, economic expansion or contraction, and global or regional political, economic or banking crises. The value of the common stocks owned by the Fund thus may be expected to fluctuate. In selecting preferred stocks, the Adviser will use its selection criteria for either equity securities or debt securities, depending on the Adviser’s determination as to how the particular issue should be viewed, based, among other things, upon the terms of the preferred stock and where it fits in the issuer’s capital structure. Preferred stocks are usually entitled to rights on liquidation which are senior to those of common stocks. For these reasons, preferred stocks generally entail less risk than common stocks of the same issuer. Such securities may pay cumulative dividends. Because the dividend rate is pre-established, and as these securities are senior to common stocks, they tend to have less possibility of capital appreciation. Although the Adviser does not focus on market factors in making investment decisions, the Fund is, of course, subject to the vagaries of the markets. The Fund may invest from time to time in smaller companies whose securities tend to be more volatile and less liquid than securities of larger companies.

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Exchange Traded Funds (“ETFs”)

The Fund may purchase ETFs to gain exposure to a portion of the U.S. or a foreign market. An ETF represents a relatively fixed portfolio of financial instruments designed to track a particular market index and are a type of investment company where shares are bought and sold on a financial exchange. The risks of owning shares of an ETF generally reflect the risks of owning the underlying financial instruments they are designed to track. As a shareholder of another investment company, the Fund would bear its pro rata portion of the other investment company’s expenses, including advisory fees, in addition to the expenses the Fund bears directly in connection with its own operation. The market prices of ETFs will fluctuate in accordance with both changes in the market value of their underlying portfolio financial instruments and due to supply and demand for the instruments on the exchanges on which they are traded (which may result in their trading at a discount or premium to their NAVs). ETF investments may not replicate exactly the performance of their specific index because of transaction costs and because of the temporary unavailability of certain component financial instruments of the index. In addition, a lack of liquidity in the trading of an ETF could result in that security being more volatile.

Exchange Traded Notes (“ETNs”)

An investment in an ETN involves risks, including possible loss of principal. ETNs are unsecured debt securities issued by a bank that are linked to the total return of a market index. Risks of investing in ETNs also include limited portfolio diversification, uncertain principal payment, and illiquidity. Additionally, the investor fee will reduce the amount of return on maturity or at redemption, and as a result the investor may receive less than the principal amount of return on maturity or at redemption, even if the value of the relevant index has increased. An investment in an ETN may not be suitable for all investors.

Foreign Securities

The Fund may purchase securities of non-U.S. issuers whose values are quoted and traded in any currency in addition to the U.S. dollar. Such investments involve certain risks not ordinarily associated with investments in securities of U.S. issuers. Such risks include: fluctuations in the value of the currency in which the security is traded or quoted as compared to the U.S. dollar; unpredictable political, social and economic developments in the foreign country where the security is issued or where the issuer of the security is located; the possible imposition by a foreign government of limits on the ability of the Fund to obtain a foreign currency or to convert a foreign currency into U.S. dollars; and the imposition of other foreign laws or restrictions.

Because the Fund may invest in securities issued, traded or quoted in currencies other than the U.S. dollar, changes in foreign currency exchange rates will affect the value of securities in the Fund’s portfolio. When deemed advantageous to the Fund, the Adviser may attempt, to reduce such risk, known as “currency risk,” by using an investment technique called “hedging,” which attempts to reduce or eliminate changes in a security’s value resulting from changing currency exchange rates. Hedging is further described under “Hedging and Income Transactions.” In addition, in certain countries, the possibility of expropriation of assets, confiscatory taxation, or diplomatic developments could adversely affect investments in those countries. Expropriation of assets refers to the possibility that a country’s laws will prohibit the return to the U.S. of any monies that the Fund has invested in the country. Confiscatory taxation refers to the possibility that a foreign country will adopt a tax law which has the effect of requiring the Fund to pay significant amounts, if not all, of the value of the Fund’s investment to the foreign country’s taxing authority. The reference to diplomatic developments means that because of certain actions occurring within a foreign country, such as significant civil rights violations or because of the United States’ actions during a time of crisis in the particular country, all communications and other official governmental relations between the country and the United States could be severed. This could result in the abandonment of any U.S. investors’, such as the Fund’s, money in the particular country, with no ability to have the money returned to the United States.

There may be less publicly available information about a foreign company than about a U.S. company. Foreign issuers may not be subject to accounting, auditing and financial reporting standards and requirements comparable to, or as uniform as, those of U.S. issuers. The number of securities traded, and the frequency of such trading, in non-U.S. securities markets, while growing in volume, is for the most part, substantially less than in U.S. markets. As a result, securities of many foreign issuers are less liquid and their prices more volatile than securities of comparable U.S. issuers. Transaction costs, the costs associated with buying and selling securities on non-U.S. securities markets may be higher than in the U.S. There is generally less government supervision and regulation of exchanges, brokers and issuers than there is in the U.S.  The Fund’s foreign investments may include both voting and non-voting securities, sovereign debt and participations in foreign government deals. The Fund may have greater difficulty taking appropriate legal action with respect to foreign investments in non-U.S. courts than with respect to domestic issuers in U.S. courts.

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Emerging markets. Investments by the Fund in companies domiciled in emerging market countries may be subject to potentially higher risks than investments in developed countries. These risks include among others, (i) less economic stability; (ii) political and social uncertainty (for example, regional conflicts and risk of war); (iii) pervasiveness of corruption and crime; (iv) the small current size of the markets for such securities and the currently low or nonexistent volume of trading, which result in a lack of liquidity and in greater price volatility; (v) delays in settling portfolio transactions; (vi) risk of loss arising out of the system of share registration and custody; (vii) certain national policies that may restrict the Fund’s investment opportunities, including restrictions on investment in issuers or industries deemed sensitive to national interests; (viii) foreign taxation; (ix) the absence of developed legal structures governing private or foreign investment or allowing for judicial redress for injury to private property; (x) the absence of a capital market structure or market-oriented economy; and (xi) the possibility that recent favorable economic developments may be slowed or reversed by unanticipated political or social events.

In addition, many countries in which the Fund may invest have experienced substantial, and in some periods extremely high, rates of inflation for many years. Inflation and rapid fluctuations in inflation rates have had and may continue to have negative effects on the economies and securities markets of certain countries. Moreover, the economies of some developing countries may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross domestic product, rate of inflation, currency depreciation, capital reinvestment, resource self-sufficiency, and balance of payments position.

Transaction costs associated with investments in emerging market securities may be higher than transactions costs associated with investments is developed market securities.

Hedging and Income Transactions

The Fund may use various hedging strategies. Hedging is a technique designed to reduce a potential loss to a fund as a result of certain economic or market risks, including risks related to fluctuations in interest rates, currency exchange rates between U.S. and foreign securities or between different foreign currencies, and broad or specific market movements. The hedging strategies that the Fund may use are also used by many mutual funds and other institutional investors. When pursuing these hedging strategies, the Fund will primarily engage in forward foreign currency exchange contracts. However, the Fund also may engage in the following currency transactions: currency futures contracts, currency swaps, options on currencies, or options on currency futures. In addition, the Fund may engage in other types of transactions, such as the purchase and sale of exchange-listed and OTC put and call options on securities, equity and fixed-income indices and other financial instruments; and the purchase and sale of financial and other futures contracts and options on futures contracts (collectively, all of the above are called Hedging Transactions).

Some examples of situations in which Hedging Transactions may be used are: (i) to attempt to protect against possible changes in the market value of securities held in or to be purchased for the Fund’s portfolio resulting from changes in securities markets or currency exchange rate fluctuations; (ii) to protect the Fund’s gains in the value of portfolio securities which have not yet been sold; (iii) to facilitate the sale of certain securities for investment purposes; and (iv) as a temporary substitute for purchasing or selling particular securities.

Any combination of Hedging Transactions may be used at any time as determined by the Adviser. Use of any Hedging Transaction is a function of numerous variables, including market conditions and the Adviser’s expertise in utilizing such techniques. The ability of the Fund to utilize Hedging Transactions successfully cannot be assured. The Fund will comply with applicable regulatory requirements when implementing these strategies, including the segregation of assets by proper notation on the books of the Fund or the Fund’s custodian bank. Hedging Transactions involving futures and options on futures will be purchased, sold or entered into generally for hedging, risk management or portfolio management purposes.

The various techniques described above as Hedging Transactions also may be used by the Fund for non-hedging purposes. For example, these techniques may be used to produce income to the Fund where the Fund’s participation in the transaction involves the payment of a premium to the Fund. The Fund also may use a Hedging Transaction if the Adviser has a view about the fluctuation of certain indices, currencies or economic or market changes such as a reduction in interest rates. No more than 5% of the Fund’s assets will be exposed to risks of such types of instruments when entered into for non-hedging purposes.

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Hedging Transactions, whether entered into as a hedge or for income, have risks associated with them. The three most significant risks associated with Hedging Transactions are: (i) possible default by the other party to the transaction; (ii) illiquidity; and (iii) to the extent the Adviser’s view as to certain market movements is incorrect, the risk that the use of such Hedging Transactions could result in losses greater than if they had not been used at all. Use of put and call options may (i) result in losses to the Fund, (ii) force the purchase or sale of portfolio securities at inopportune times or for prices higher than or lower than current market values, (iii) limit the amount of appreciation the Fund can realize on its investments, (iv) increase the cost of holding a security and reduce the returns on securities or (v) cause the Fund to hold a security it might otherwise sell.

Although the use of futures and options transactions for hedging should tend to minimize the risk of loss due to a decline in the value of the hedged position, these transactions also tend to limit any potential gain which might result from an increase in value of the position taken. As compared to options contracts, futures contracts create greater ongoing potential financial risks to the Fund because the Fund is required to make ongoing monetary deposits with futures brokers. Losses resulting from the use of Hedging Transactions can reduce net asset value, and possibly income, and such losses can be greater than if the Hedging Transactions had not been utilized at all. The cost of entering into Hedging Transactions also may reduce the Fund’s total return to investors.

When conducted outside the U.S., Hedging Transactions may not be regulated as rigorously as in the U.S., may not involve a clearing mechanism and related guarantees, and are subject to the risk of governmental actions affecting trading in, or the prices of, foreign securities, currencies and other instruments. The value of such positions also could be adversely affected by: (i) other complex foreign political, legal and economic factors, (ii) availability of less data on which to make trading decisions than in the U.S., (iii) delays in the Fund’s ability to act upon economic events occurring in foreign markets during non business hours in the U.S., (iv) the imposition of different exercise and settlement terms and procedures and margin requirements than in the U.S., and (v) lower trading volume and liquidity.

Currency transactions. The Fund may engage in currency transactions with securities dealers, financial institutions or other parties (each a Counterparty and collectively, Counterparties) in order to hedge the value of its portfolio holdings denominated in particular currencies against fluctuations in relative value between those currencies and the U.S. dollar. Currency transactions include forward foreign currency exchange contracts, exchange-listed currency futures, exchange-listed and OTC options on currencies, and currency swaps.

A forward foreign currency exchange contract involves a privately negotiated obligation to purchase or sell (with delivery generally required) a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. A currency swap is an agreement between the Fund and, typically, a brokerage firm, bank or other institutional party, to exchange cash flows on a notional amount of two or more currencies based on the relative value differential among them. In some currency swap agreements, the swap agreement may include the delivery of the entire principal value of one designated currency for the other designated currency.

The Fund will usually enter into swaps on a net basis, which means the two payment streams are netted out in a cash settlement on the payment date or dates specified in the instrument, with the Fund receiving or paying, as the case may be, only the net amount of the two payments. To the extent these swaps are entered into for good faith hedging purposes, the Adviser and the Fund believe such obligations are not senior securities under the 1940 Act and, accordingly, will not treat them as being subject to the Fund’s borrowing restrictions. The Fund will accrue its obligations under a swap agreement daily (offset by any amounts the Counterparty owes the Fund). If the swap agreement provides for other than a net basis, the full amount of the Fund’s obligations will be accrued on a daily basis. To limit potential leveraging of the Fund’s portfolio, the Fund has adopted procedures to cover any accrued but unpaid net or full amounts owed to a swap Counterparty by designating, on a daily basis, as segregated, liquid assets (not otherwise encumbered) equal in current market value to such swap amounts owed. Under the procedures, the Fund designates the segregated assets by appropriate notation on the books of the Fund or its custodian. To the extent the Fund enters into swap agreements for good faith hedging purposes and the Fund’s swap obligations are fully covered by an offsetting asset or right of the Fund, the obligations will not be subject to the Fund’s segregated assets procedures. The Adviser and the Fund believe that swap agreement obligations that are covered, either by an offsetting asset or right or by the Fund’s segregated assets procedures (or a combination thereof), are not senior securities under the 1940 Act.

The use of swap transactions is a highly specialized activity, which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. Whether the Fund will be successful in using swap agreements to achieve its investment objective depends on the ability of the Adviser to correctly predict which types of investments are likely to produce greater returns. If the Adviser, in using swap agreements, is incorrect in its forecasts of market values, interest rates, currency exchange rates or other applicable factors, the investment performance of the Fund will be less than its performance would be using other investments.

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The risk of loss to the Fund for swap transactions on a net basis depends on which party is obligated to pay the net amount to the other party. If the counterparty is obligated to pay the net amount to the Fund, the risk of loss to the Fund is loss of the entire amount that the Fund is entitled to receive. If the Fund is obligated to pay the net amount, the Fund’s risk of loss is limited to that net amount. If the swap agreement involves the exchange of the entire principal value of a security, the entire principal value of that security is subject to the risk that the other party to the swap will default on its contractual delivery obligations.

Because swap agreements may have terms of greater than seven days, they may be illiquid and, therefore, subject to the Fund’s limitation on investments in illiquid securities. If a swap transaction is particularly large or if the relevant market is illiquid, the Fund may not be able to establish or liquidate a position at an advantageous time or price, which may result in significant losses. The swap markets have grown substantially in recent years, however, with a large number of banks and investment banking firms acting both as principals and agents, utilizing standardized swap documentation. As a result, the swap markets have become relatively liquid in comparison with markets for other derivative instruments that are traded in the interbank market.

Swap agreements are not traded on exchanges and are not subject to government regulation like exchange markets. As a result, swap participants are not as protected as participants on organized exchanges. Performance of a swap agreement is the responsibility only of the swap counterparty and not of any exchange or clearinghouse. As a result, the Fund is subject to the risk of the inability or refusal to perform such agreement by the Counterparty. No limitations on daily price movements or speculative position limits apply to swap transactions. Counterparties may, however, limit the size or duration of positions to the Fund as a consequence of credit considerations. The Fund risks the loss of the accrued but unpaid amount under a swap agreement, which could be substantial, in the event of default by or insolvency or bankruptcy of a swap Counterparty. In such an event, the Fund will have contractual remedies pursuant to the swap agreements, but bankruptcy and insolvency laws could affect the Fund’s rights as a creditor. If the Counterparty’s creditworthiness declines, the value of a swap agreement would be likely to decline, potentially resulting in losses.

The Fund may enter into currency transactions with Counterparties which have received (or the guarantors of the obligations of such Counterparties have received) a credit rating of A-1 or P-1 by S&P or Moody’s, respectively, or that have an equivalent rating from a nationally recognized statistical rating organization (NRSRO) or are determined to be of equivalent credit quality by the Adviser. If there is a default by a Counterparty, the Fund may have contractual remedies pursuant to the agreements related to the transaction.

The Fund will limit its dealings in forward foreign currency exchange contracts and other currency transactions such as futures, options, options on futures and swaps to either specific transactions or portfolio positions. Transaction hedging is entering into a currency transaction with respect to specific assets or liabilities of the Fund, which will generally arise in connection with the purchase or sale of its portfolio securities or the receipt of income from portfolio securities. Position hedging is entering into a currency transaction with respect to portfolio security positions denominated or generally quoted in that currency.

The Fund will not enter into a transaction to hedge currency exposure if the Fund’s exposure, after netting all transactions intended to wholly or partially offset other transactions, is greater than 110% of the aggregate market value (at the time of entering into the transaction) of the securities held in its portfolio that are denominated or generally quoted in, or whose value is based on, that foreign currency or currently convertible into such currency other than with respect to proxy hedging, which is described below.

The Fund also may cross-hedge currencies by entering into transactions to purchase or sell one or more currencies that are expected to decline in value relative to other currencies to which the Fund has, or in which the Fund expects to have, portfolio exposure.

To reduce the effect of currency fluctuations on the value of existing or anticipated holdings of portfolio securities, the Fund also may engage in proxy hedging. Proxy hedging is often used when the currency to which the Fund’s portfolio is exposed is difficult to hedge or to hedge against the U.S. dollar. Proxy hedging entails entering into a forward contract to sell a currency whose changes in value are generally considered to be linked to a currency or currencies in which some or all of the Fund’s portfolio securities are or are expected to be denominated, and to buy U.S. dollars. The amount of the contract would not exceed 110% of the value of the Fund’s securities denominated in linked currencies. Proxy hedging involves some of the same risks and considerations as other transactions with similar instruments.

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Currency transactions are subject to risks different from those of other portfolio transactions. Currency transactions can result in losses to the Fund if the currency being hedged fluctuates in value to a degree, or in a direction, that is not anticipated. Further, there is the risk that the perceived linkage between various currencies may not be present during the particular time that the Fund is engaging in proxy hedging. If the Fund enters into a currency Hedging Transaction, the Fund will comply with the asset segregation requirements described above.

Because currency control is of great importance to the issuing governments and influences economic planning and policy, purchases and sales of currency and related instruments can be negatively affected by government exchange controls, blockages, and manipulations or exchange restrictions imposed by governments. These actions could result in losses to the Fund if it is unable to deliver or receive a specified currency or funds in settlement of obligations, including swap transaction obligations. These actions could also have an adverse effect on the Fund’s swap transactions or cause the Fund’s hedging positions to be rendered useless, resulting in full currency exposure as well as incurring unnecessary transaction costs.

The use of currency transactions also can result in the Fund incurring losses due to the inability of foreign securities transactions to be completed with the security being delivered to the Fund. Buyers and sellers of currency futures are subject to the same risks that apply to the use of futures generally. Further, settlement of a currency futures contract for the purchase of most currencies must occur at a bank based in the issuing nation. Trading options on currency futures is relatively new, and the ability to establish and close out positions on such options is subject to the maintenance of a liquid market which may not always be available. Currency exchange rates may fluctuate based on factors extrinsic to that country’s economy.

Options. Put options and call options typically have similar structural characteristics and operational mechanics regardless of the underlying instrument on which they are purchased or sold. Thus, the following general discussion relates to each of the particular types of options discussed in greater detail below. In addition, many Hedging Transactions involving options require segregation of Fund assets by appropriate notation on the books of the Fund or its custodian, as described below.

A put option gives the purchaser of the option, upon payment of a premium, the right to sell, and the seller of the option, the obligation to buy, the underlying security, commodity, index, currency or other instrument at the exercise price. For instance, the Fund’s purchase of a put option on a security might be designed to protect its holdings in the underlying instrument (or, in some cases, a similar instrument) against a substantial decline in the market value by giving the Fund the right to sell such instrument at the option exercise price. A call option, upon payment of a premium, gives the purchaser of the option the right to buy, and the seller the obligation to sell, the underlying instrument at the exercise price. The Fund’s purchase of a call option on a security, financial future, index, currency or other instrument might be intended to protect the Fund against an increase in the price of the underlying instrument that it intends to purchase in the future by fixing the price at which it may purchase such instrument.

An American style put or call option may be exercised at any time during the option period while a European style put or call option may be exercised only upon expiration or during a fixed period prior thereto. The Fund is authorized to purchase and sell exchange-listed options and OTC options. Exchange-listed options are issued by a regulated intermediary such as the Options Clearing Corporation (OCC), which guarantees the performance of the obligations of the parties to such options. The discussion below uses the OCC as an example, but the discussion is also applicable to other financial intermediaries.

With certain exceptions, OCC-issued and exchange-listed options generally settle by physical delivery of the underlying security or currency, although in the future cash settlement may become available. Index options and Eurodollar instruments are cash settled for the net amount, if any, by which the option is “in-the-money” (i.e., where the value of the underlying instrument exceeds, in the case of a call option, or is less than, in the case of a put option, the exercise price of the option) at the time the option is exercised. Frequently, rather than taking or making delivery of the underlying instrument through the process of exercising the option, listed options are closed by entering into offsetting option transactions.

The Fund’s ability to close out its position as a purchaser or seller of an OCC-issued or exchange-listed put or call option is dependent, in part, upon the liquidity of the option market. Among the possible reasons for the absence of a liquid option market on an exchange are: (i) insufficient trading interest in certain options; (ii) restrictions on transactions imposed by an exchange; (iii) trading halts, suspensions or other restrictions imposed with respect to particular classes or series of options or underlying securities, including reaching daily price limits; (iv) interruption of the normal operations of the OCC or an exchange; (v) inadequacy of the facilities of an exchange or OCC to handle current trading volume; or (vi) a decision by one or more exchanges to discontinue the trading of options (or a particular class or series of options), in which event the relevant market for that option on that exchange would cease to exist, although outstanding options on that exchange would generally continue to be exercisable in accordance with their terms.

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The hours of trading for listed options may not coincide with the hours during which the underlying financial instruments are traded. To the extent that the option markets close before the markets for the underlying financial instruments, significant price and rate movements can take place in the underlying markets that cannot be reflected in the option markets.

OTC options are purchased from or sold to Counterparties through a direct bilateral agreement with the Counterparty. In contrast to exchange-listed options, which generally have standardized terms and performance mechanics, the parties negotiate all the terms of an OTC option, including such terms as method of settlement, term, exercise price, premium, guarantees and security. The Fund will only sell OTC options (other than OTC currency options) that are subject to a buy-back provision permitting the Fund to require the Counterparty to sell the option back to the Fund at a formula price within seven days. The Fund expects to enter into OTC options that have cash settlement provisions, although it is not required to do so.

Unless the parties provide for it, there is no central clearing or guaranty function in an OTC option. As a result, if the Counterparty fails to make or take delivery of the security, currency or other instrument underlying an OTC option it has entered into with the Fund or fails to make a cash settlement payment due in accordance with the option, the Fund will lose any premium it paid for the option as well as any anticipated benefit of the transaction. Accordingly, the Adviser must assess the creditworthiness of each such Counterparty or any guarantor or credit enhancement of the Counterparty’s credit to determine the likelihood that the terms of the OTC option will be satisfied.

The Fund will engage in OTC option transactions only with U.S. government securities dealers recognized by the Federal Reserve Bank of New York as “primary dealers” or broker-dealers, domestic or foreign banks or other financial institutions which have received (or the guarantors of the obligations of which have received) a short-term credit rating of “A-l” from S&P or “P-l” from Moody’s, an equivalent rating from any NRSRO or which the Adviser determines is of comparable credit quality. The staff of the SEC currently takes the position that OTC options purchased by a fund, and portfolio securities “covering” the amount of the fund’s obligation pursuant to an OTC option sold by it (the cost of the sell-back plus the in-the-money amount, if any) are illiquid, and are subject to the fund’s limitations on investments in illiquid securities.

If the Fund sells a call option, the premium that it receives may serve as a partial hedge, to the extent of the option premium, against a decrease in the value of the underlying securities or instruments in its portfolio or will increase the Fund’s income. The sale of put options also can provide income.

The Fund may purchase and sell call options on securities, including U.S. Treasury and agency securities, mortgage-backed securities, corporate debt securities, equity securities (including convertible securities) and Eurodollar instruments that are traded on U.S. and foreign securities exchanges and in the OTC markets and on securities indices, currencies and futures contracts. All calls sold by the Fund must be “covered” (i.e., the Fund must own the securities or futures contract subject to the call) or must meet the asset segregation requirements described below as long as the call is outstanding. Even though the Fund will receive the option premium to help protect it against loss, a call sold by the Fund exposes the Fund during the term of the option to possible loss of opportunity to realize appreciation in the market price of the underlying security or instrument and may require the Fund to hold a security or instrument which it might otherwise have sold.

The Fund may purchase and sell put options on securities, including U.S. Treasury and agency securities, mortgage-backed securities, corporate debt securities, equity securities (including convertible securities) and Eurodollar instruments (whether or not it holds the above securities in its portfolio) and on securities indices, currencies and futures contracts other than futures on individual corporate debt and individual equity securities. The Fund will not sell put options if, as a result, more than 50% of the Fund’s assets would be required to be segregated to cover its potential obligations under such put options other than those with respect to futures and options thereon. In selling put options, there is a risk that the Fund may be required to buy the underlying security at a disadvantageous price above the market price.

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Options on securities indices and other financial indices. The Fund also may purchase and sell call and put options on securities indices and other financial indices and in so doing can achieve many of the same objectives it would achieve through the sale or purchase of options on individual securities or other instruments. Options on securities indices and other financial indices are similar to options on a security or other instrument except that, instead of settling by physical delivery of the underlying instrument, they settle by cash settlement, i.e., an option on an index gives the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the index upon which the option is based exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option (except if, in the case of an OTC option, physical delivery is specified). This amount of cash is equal to the excess of the closing price of the index over the exercise price of the option, which also may be multiplied by a formula value. The seller of the option is obligated, in return for the premium received, to make delivery of this amount. The gain or loss on an index depends on price movements in the instruments making up the market, market segment, industry or other composite on which the underlying index is based, rather than price movements in individual securities, as is the case with respect to options on securities.

Futures. The Fund may enter into financial and other futures contracts or purchase or sell put and call options on such futures as a hedge against anticipated interest rate, currency or equity market changes, for duration management and for risk management purposes. Futures are generally bought and sold on the commodities exchanges where they are listed with payment of initial and variation margin as described below. The sale of a futures contract creates a firm obligation by the Fund, as seller, to deliver to the buyer the specific type of financial instrument or other commodity called for in the contract at a specific future time for a specified price (or, with respect to index futures and Eurodollar instruments, the net cash amount). Options on futures contracts are similar to options on securities, except that an option on a futures contract gives the purchaser the right in return for the premium paid to assume a position in a futures contract and obligates the seller to deliver such option.

The Fund’s use of futures and options on futures will be consistent with applicable regulatory requirements and, in particular, the rules of the Commodity Futures Trading Commission ( the "CFTC"), and such transactions will be entered into only for hedging, risk management (including duration management) or other portfolio management purposes. Typically, maintaining a futures contract, or selling an option on a futures contract, requires the Fund to deposit with a financial intermediary, as security for its obligations, an amount of cash or other specified assets (initial margin) which initially is typically 1% to 10% of the face amount of the contract (but may be higher in some circumstances). Additional cash or assets (variation margin) may be required to be deposited thereafter on a daily basis as the mark-to-market value of the contract fluctuates. The purchase of an option on futures involves payment of a premium for the option without any further obligation on the part of the Fund. If the Fund exercises an option on a futures contract, it will be obligated to post initial margin (and potential subsequent variation margin) for the resulting futures positions just as it would for any position. Futures contracts and options on futures contracts are generally settled by entering into an offsetting transaction, but there can be no assurance that the position can be offset prior to settlement at an advantageous price nor that delivery will occur.

The Fund will only enter into a futures contract or related option (except for closing transactions) if, immediately thereafter, the sum of the amount of its initial margin and premiums on open futures contracts and options thereon would not exceed 5% of the Fund’s total current asset value; however, in the case of an option that is in-the-money at the time of the purchase, the in-the-money amount may be excluded in calculating the 5% limitation.

Combined Transactions. The Fund may enter into multiple transactions, including multiple options transactions, multiple futures transactions, multiple currency transactions (including forward foreign currency exchange contracts), and any combination of futures, options, and currency transactions (each individually a Transaction and collectively in combinations of two or more, Combined Transactions), instead of a single Hedging Transaction, as part of a single or combined strategy when, in the opinion of the Adviser, it is in the best interests of the Fund to do so. A Combined Transaction will usually contain elements of risk that are present in each of its component transactions. Although Combined Transactions are normally entered into based on the Adviser’s judgment that the combined strategies will reduce risk or otherwise more effectively achieve the desired portfolio management goal, it is possible that the combination will instead increase such risks or hinder achievement of the portfolio management objective.

Segregation of Assets. Many Hedging Transactions, in addition to other requirements, require that the Fund segregate liquid assets by proper notation on its books or on the books of its custodian bank to the extent Fund obligations are not otherwise “covered” through ownership of the underlying security, financial instrument, or currency. In general, either the full amount of any obligation by the Fund to pay or deliver securities or assets must be covered at all times by the securities, instruments, or currency required to be delivered, or, subject to any regulatory restrictions, an amount of cash or liquid securities at least equal to the current amount of the obligation must be segregated by proper notation on the Fund’s books or on the books of the custodian bank. The segregated assets cannot be sold or transferred unless equivalent assets are substituted in their place or it is no longer necessary to segregate them. For example, a call option written by the Fund will require the Fund to hold the securities subject to the call (or securities convertible into the needed securities without additional consideration) or to segregate liquid securities sufficient to purchase and deliver the securities if the call is exercised. A call option sold by the Fund on an index will require the Fund to own portfolio securities which correlate with the index or to segregate liquid assets equal to the excess of the index value over the exercise price on a current basis. A put option written by the Fund requires the Fund to segregate liquid assets equal to the exercise price.

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A currency contract which obligates the Fund to buy or sell currency will generally require the Fund to hold an amount of the currency or liquid securities denominated in that currency equal to the Fund’s obligations or to segregate liquid assets equal to the amount of the Fund’s obligation. However, the segregation requirement does not apply to currency contracts which are entered in order to “lock in” the purchase or sale price of a trade in a security denominated in a foreign currency pending settlement within the time customary for such securities. OTC options entered into by the Fund including those on securities, currency, financial instruments or indices and OCC-issued and exchange-listed index options will generally provide for cash settlement. As a result, when the Fund sells these instruments it will only segregate an amount of assets equal to its accrued net obligations, as there is no requirement for payment or delivery of amounts in excess of the net amount. These amounts will equal 100% of the exercise price in the case of a noncash settled put, the same as an OCC guaranteed listed option sold by the Fund, or the in-the-money amount plus any sell-back formula amount in the case of a cash-settled put or call. In addition, when the Fund sells a call option on an index at a time when the in-the-money amount exceeds the exercise price, the Fund will segregate, until the option expires or is closed out, cash or cash equivalents equal in value to such excess. OCC-issued and exchange-listed options sold by the Fund other than those above generally settle with physical delivery, or with an election of either physical delivery or cash settlement, and the Fund will segregate an amount of assets equal to the full value of the option. OTC options settling with physical delivery, or with an election of either physical delivery or cash settlement, will be treated the same as other options settling with physical delivery.

In the case of a futures contracts or options thereon, the Fund must deposit initial margin and possible daily variation margin in addition to segregating assets sufficient to meet its obligations to purchase or provide securities or currencies, or to pay the amounts owed at the expiration of index-based futures contracts. Such assets may consist of cash, cash equivalents, liquid debt, equity securities, or other acceptable assets. Hedging Transactions may be covered by other means when consistent with applicable regulatory policies. The Fund also may enter into offsetting transactions so that combined positions, coupled with any segregated assets, equals its net outstanding obligations in related options and Hedging Transactions. For example, the Fund could purchase put options if the strike price of those options are the same or higher than the strike prices of put options sold by the Fund. Moreover, instead of segregating assets if the Fund held futures or forward contracts, it could purchase put options on the same futures or forward contracts with strike prices as high or higher than the prices of the contracts held. Other Hedging Transactions also may be offset in combinations. If the offsetting transaction terminates at the time of or after the primary transaction, no segregation is required, but if it terminates prior to such time, assets equal to any remaining obligation would need to be segregated.

The Fund is a registered investment company and is presently exempt from regulation as a “commodity pool” under CFTC Rule 4.5 because it is limiting its investments in commodity futures, commodity options contracts and swaps to below the de minimis thresholds adopted by the CFTC in its recent amendments to Rule 4.5 (see below for a description of these thresholds).  For this reason, the Adviser is not required to register as a “commodity pool operator” (“CPO”) under the Commodity Exchange Act at this time.

With respect to investments in swap transactions, commodity futures, commodity options or certain other derivatives used for purposes other than bona fide hedging purposes, an investment company must meet one of the following tests under the amended regulations in order to claim an exemption from being considered a “commodity pool” or a CPO. First, the aggregate initial margin and premiums required to establish an investment company’s positions in such investments may not exceed five percent (5%) of the liquidation value of the investment company’s portfolio (after accounting for unrealized profits and unrealized losses on any such investments). Alternatively, the aggregate net notional value of such instruments, determined at the time of the most recent position established, may not exceed one hundred percent (100%) of the liquidation value of the investment company’s portfolio (after accounting for unrealized profits and unrealized losses on any such positions). In addition to meeting one of the foregoing trading limitations, the investment company may not market itself as a commodity pool or otherwise as a vehicle for trading in the commodity futures, commodity options or swaps and derivatives markets. In the event that the Adviser is required to register as a CPO, the disclosure and operations of the Fund would need to comply with all applicable CFTC regulations.

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Indebtedness, Participations and Trade Claims

From time to time, the Fund may purchase the direct indebtedness of various companies (Indebtedness), or participation interests in Indebtedness (Participations), including Indebtedness and Participations of Distressed Companies. Indebtedness can be distinguished from traditional debt securities in that debt securities are part of a large issue of securities to the general public which is typically registered with a securities registration organization, such as the SEC, and which is held by a large group of investors. Indebtedness may not be a security, but rather, may represent a specific commercial loan or portion of a loan that has been given to a company by a financial institution such as a bank or insurance company. The company is typically obligated to repay such commercial loan over a specified time period. By purchasing the Indebtedness of companies, the Fund in effect steps into the shoes of the financial institution that made the loan to the company prior to its restructuring or refinancing. Indebtedness purchased by the Fund may be in the form of loans, notes or bonds. If the loan is secured, the Fund will have a priority claim to the assets of the company ahead of unsecured creditors and stockholders. The Fund generally makes investments in the types of debt described above, which typically have ceased paying interest, to achieve capital appreciation, rather than to seek income.

The Fund also may purchase trade claims and other similar direct obligations or claims against companies in bankruptcy (trade claims). Trade claims are generally purchased from creditors of the bankrupt company and typically represent money due to a supplier of goods or services to the company.

The length of time remaining until maturity on the Indebtedness is one factor the Adviser considers in purchasing a particular Indebtedness. Indebtedness that represents a specific indebtedness of the company to a bank is not considered to be a security issued by the bank selling it. The Fund may purchase loans from national and state chartered banks as well as foreign banks. The Fund will generally invest in the Indebtedness of a company that has the highest priority in terms of payment by the company, although on occasion lower priority Indebtedness also may be acquired.

Participations represent fractional interests in a company’s Indebtedness. The financial institutions that typically make Participations available are banks or insurance companies, governmental institutions, such as the Resolution Trust Corporation, the Federal Deposit Insurance Corporation or the Pension Benefit Guaranty Corporation, or certain organizations such as the World Bank which are known as “supranational organizations.” Supranational organizations are entities established or financially supported by the national governments of one or more countries to promote reconstruction or development. The Fund also may purchase Trade Claims of Distressed Companies. Indebtedness, Participations and Trade Claims may be illiquid as described above.

The purchase of indebtedness or loan participations of a troubled company always involves a risk as to the creditworthiness of the issuer and the possibility that principal invested may be lost. Purchasers of participations, such as the Fund, must rely on the financial institution issuing or acting as agent with respect to the participation to assert any rights against the borrower with respect to the underlying indebtedness. In addition, the Fund takes on the risk as to the creditworthiness of any bank or other financial intermediary issuing the participation, as well as that of the company issuing the underlying indebtedness. When the Fund purchases a Trade Claim, there is no guarantee that the debtor will ever be able to satisfy the obligation on the Trade Claim.

Initial Public Offerings

Securities issued through an initial public offering (IPO) can experience an immediate drop in value if the demand for the securities does not continue to support the offering price. Information about the issuers of IPO securities is also difficult to acquire since they are new to the market and may not have lengthy operating histories. The Fund may engage in short-term trading in connection with its IPO investments, which could produce higher trading costs and adverse tax consequences. The number of securities issued in an IPO is limited, so it is likely that IPO securities will represent a smaller component of the Fund’s portfolio as the Fund’s assets increase (and thus have a more limited effect on the Fund’s performance).

Investment Company Securities

The Fund may invest from time to time in other investment company securities, subject to any applicable laws which restrict such investments. Such laws generally restrict a registered investment company’s purchase of another investment company’s voting securities to 3% of the other investment company’s securities, no more than 5% of a registered investment company’s total assets in any single investment company’s securities and no more than 10% of a registered investment company’s total assets in all investment company securities, subject to certain exceptions. Investors should recognize that the Fund’s purchases of the securities of investment companies results in layering of expenses. This layering may occur because investors in any investment company, such as the Fund, indirectly bear a proportionate share of the expenses of the investment company, including operating costs, and investment advisory and administrative fees.

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Lending Portfolio Securities

The Fund is authorized to lend securities it holds to brokers, dealers and other financial organizations. Loans of the Fund’s securities may not exceed 33 1/3% of the Fund’s total assets. The Fund’s loans of securities will be collateralized by cash, letters of credit or U.S. government securities that will be maintained at all times in a segregated account with the Fund’s custodian in an amount at least equal to the current market value of the loaned securities. From time to time, the Fund may pay a part of the interest earned from the investment collateral received for securities loaned to the borrower.

By lending its portfolio securities, the Fund can increase its income by continuing to receive interest or dividends on the loaned securities in the form of substitute payments, by investing the cash collateral in short-term instruments or by obtaining a fee paid by the borrower when U.S. government securities are used as collateral. The Fund will adhere to the following conditions whenever it lends its securities: (1) the Fund must initially receive at least 102% cash collateral or equivalent securities from the borrower for U.S. securities and 105% cash collateral or equivalent securities from the borrower for foreign securities; (2) the borrower must increase the collateral whenever the market value of the securities loaned rises above the level of the collateral; (3) the Fund must be able to terminate the loan at any time; (4) the Fund must receive reasonable compensation on the loan, as well as substitute payments for any dividends, interest or other distributions on the loaned securities; (5) the Fund may pay only reasonable lending agent and custodian fees in connection with the loan; and (6) the Fund does not have the right to vote on securities while they are being lent; however, the Fund may attempt to call back the loan for material events and vote the proxy if time permits.

If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the Fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. These delays and costs could be greater for foreign securities. If the Fund is not able to recover the securities loaned, the Fund may sell the collateral and purchase a replacement investment in the market. The value of the collateral could decrease below the value of the replacement security by the time the replacement investment is purchased. Loans will be made only to parties deemed by the Adviser to have the ability to perform as a borrower and when, in the Adviser’s judgment, the income earned would justify the risks. Cash received as collateral through loan transactions may be invested in other securities eligible for purchase by the Fund. Cash collateral may be invested in unaffiliated money market funds. The investment of cash collateral subjects that investment, as well as the securities loaned, to market appreciation or depreciation. The Fund is obligated to return the collateral to the borrower at the termination of the loan. The Fund could suffer a loss in the event the Fund must return the cash collateral and there are losses on investments made with cash collateral.

Merger Arbitrage Securities and Securities of Distressed Companies

The Fund also seeks to invest in securities of companies involved in a merger, acquisition, liquidation, spin-off, consolidation, etc. (“Merger Arbitrage Securities”) and the securities of companies (i) that are involved in restructurings, such as mergers, acquisitions, consolidations, liquidations, spinoffs, or tender or exchange offers, and (ii) that are, or are about to be, involved in reorganizations, financial restructurings, or bankruptcy (“Distressed Companies”). The Fund may from time to time participate in any such tender or exchange offers in which such companies are involved. A tender offer is an offer by the company itself or by another company or person to purchase a company’s securities at a higher (or lower) price than the market value for such securities. An exchange offer is an offer by the company or by another company or person to the holders of the company’s securities to exchange those securities for different securities. Although there are no restrictions limiting the extent to which the Fund may invest in Merger Arbitrage Securities or in Distressed Companies, the Fund presently does not anticipate committing more than 50% of its assets to such investments. In addition to typical equity and debt investments, the Fund’s investments in Distressed Companies may include Indebtedness, Participations and Trade Claims, as further described under “Indebtedness, Participations and Trade Claims.”

Mortgage-Backed Securities

Mortgage-backed securities, also referred to as mortgage securities or mortgage-related securities, represent an ownership interest in a pool of mortgage loans, usually originated by mortgage bankers, commercial banks, savings and loan associations, savings banks and credit unions to finance purchases of homes, commercial buildings or other real estate.  The individual mortgage loans are packaged or “pooled” together for sale to investors. These mortgage loans may have either fixed or adjustable interest rates. A guarantee or other form of credit support may be attached to a mortgage-backed security to protect against default on obligations.  As the underlying mortgage loans are paid off, investors receive principal and interest payments, which “pass-through” when received from individual borrowers, net of any fees owed to the administrator, guarantor or other service providers. Some mortgage-backed securities make payments of both principal and interest at a range of specified intervals; others make semiannual interest payments at a predetermined rate and repay principal at maturity (like a typical bond).  Mortgage-backed securities are based on different types of mortgages, including those on commercial real estate or residential properties. The primary issuers or guarantors of mortgage-backed securities have historically been the Government National Mortgage Association (GNMA, or “Ginnie Mae”), the Federal National Mortgage Association (FNMA, or “Fannie Mae”) and the Federal Home Loan Mortgage Corporation (FHLMC, or “Freddie Mac”). Other issuers of mortgage-backed securities include commercial banks and other private lenders.

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Ginnie Mae is a wholly-owned United States Government corporation within the Department of Housing and Urban Development. Ginnie Mae guarantees the principal and interest on securities issued by institutions approved by Ginnie Mae (such as savings and loan institutions, commercial banks and mortgage bankers). Ginnie Mae also guarantees the principal and interest on securities backed by pools of mortgages insured by the Federal Housing Administration (the “FHA”), or guaranteed by the Department of Veterans Affairs (the “VA”). Ginnie Mae’s guarantees are backed by the full faith and credit of the U.S. government. Guarantees as to the timely payment of principal and interest do not extend to the value or yield of mortgage-backed securities nor do they extend to the value of the Fund’s shares which will fluctuate daily with market conditions.

Fannie Mae is a government-sponsored corporation, but its common stock is owned by private stockholders. Fannie Mae purchases conventional (i.e., not insured or guaranteed by any government agency) residential mortgages from a list of approved seller/servicers which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers.  Pass-through securities issued by Fannie Mae are guaranteed as to timely payment of principal and interest by Fannie Mae, but are not backed by the full faith and credit of the U.S. government.

Freddie Mac was created by Congress in 1970 for the purpose of increasing the availability of mortgage credit for residential housing. It is a government-sponsored corporation formerly owned by the twelve Federal Home Loan Banks but now its common stock is owned entirely by private stockholders. Freddie Mac issues Participation Certificates (PCs), which are pass-through securities, each representing an undivided interest in a pool of residential mortgages. Freddie Mac guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the U.S. government.  Although the mortgage-backed securities of Fannie Mae and Freddie Mac are not backed by the full faith and credit of the U.S. government, the Secretary of the Treasury has the authority to support Fannie Mae and Freddie Mac by purchasing limited amounts of their respective obligations. The yields on these mortgage-backed securities have historically exceeded the yields on other types of U.S. government securities with comparable maturities due largely to their prepayment risk. The U.S. government, in the past, provided financial support to Fannie Mae and Freddie Mac, but no assurance can be given that the U.S. government will continue to do so.

On September 6, 2008, the Federal Housing Finance Agency (FHFA) placed Fannie Mae and Freddie Mac into conservatorship. As the conservator, FHFA succeeded to all rights, titles, powers and privileges of Fannie Mae and Freddie Mac and of any stockholder, officer or director of Fannie Mae and Freddie Mac. FHFA selected a new chief executive officer and chairman of the board of directors for each of Fannie Mae and Freddie Mac. Also, the U.S. Treasury entered into a Senior Preferred Stock Purchase Agreement imposing various covenants that severely limit each enterprise’s operations.  Fannie Mae and Freddie Mac continue to operate as going concerns while in conservatorship and each remains liable for all of its obligations, including its guaranty obligations associated with its mortgage-backed securities. The FHFA has the power to repudiate any contract entered into by Fannie Mae and Freddie Mac prior to FHFA’s appointment as conservator or receiver, including the guaranty obligations of Fannie Mae and Freddie Mac. Accordingly, securities issued by Fannie Mae and Freddie Mac will involve a risk of non-payment of principal and interest.

In a February 2011 report to Congress from the Treasury and the Department of Housing and Urban Development, the Obama administration provided a plan to reform the U.S. housing finance market.  The plan would reduce the role of and eventually eliminate Fannie Mae and Freddie Mac. Notably, the plan does not propose similar significant changes to Ginnie Mae, which guarantees payments on mortgage-related securities backed by federally insured or guaranteed loans such as those issued by the Federal Housing Authority or guaranteed by the Department of Veterans Affairs.  The report also identified three proposals for Congress and the administration to consider for the long-term structure of the housing finance markets after the elimination of Fannie Mae and Freddie Mac, including implementing: (i) a privatized system of housing finance that limits government insurance to very limited groups of creditworthy low- and moderate-income borrowers; (ii) a privatized system with a government backstop mechanism that would allow the government to insure a larger share of the housing finance market during a future housing crisis; and (iii) a privatized system where the government would offer reinsurance to holders of certain highly-rated mortgage-related securities insured by private insurers and would pay out under the reinsurance arrangements only if the private mortgage insurers were insolvent.

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In addition, in August 2012, the Treasury announced that it altered the terms of its bailout agreement with Fannie Mae and Freddie Mac in order to decrease the holdings of each firm more quickly.  Under the change, both Fannie Mae and Freddie Mac must turn over all profits they earn every quarter. They also have to accelerate the reduction of their mortgage holdings to hit a cap of $250 billion by 2018, four years earlier than planned.

The future status and role of Freddie Mac and Fannie Mae could be impacted by (among other things) the actions taken and restrictions placed on Freddie Mac and Fannie Mae by FHF A in its role as conservator, the restrictions placed on Freddie Mac's and Fannie Mae's operations and activities as a result of the senior preferred stock investment made by the Treasury, market responses to developments at Freddie Mac and Fannie Mae, and future legislative and regulatory action that alters the operations, ownership, structure and/or mission of these institutions, each of which may, in turn, impact the value of, and cash flows on, any mortgage related securities guaranteed by Freddie Mac and Fannie Mae, including any such mortgage-related securities held by the Fund.

Private mortgage-backed securities. Issuers of private mortgage-backed securities, such as commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers, are not U.S. government agencies and may be both the originators of the underlying mortgage loans as well as the guarantors of the mortgage-backed securities, or they may partner with a government entity by issuing mortgage loans guaranteed or sponsored by the U.S. government or a U.S. government agency or sponsored enterprise. Pools of mortgage loans created by private issuers generally offer a higher rate of interest than government and government-related pools because there are no direct or indirect government or government agency guarantees of payment. The risk of loss due to default on private mortgage-backed securities is historically higher because neither the U.S. government nor an agency or instrumentality have guaranteed them. Timely payment of interest and principal is, however, generally supported by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance.  Government entities, private insurance companies or the private mortgage poolers issue the insurance and guarantees.  The insurance and guarantees and the creditworthiness of their issuers will be considered when determining whether a mortgage-backed security meets the Fund’s quality standards.  The Fund may buy mortgage-backed securities without insurance or guarantees if, through an examination of the loan experience and practices of the poolers, the investment manager determines that the securities meet the Fund’s quality standards. Private mortgage-backed securities whose underlying assets are neither U.S. government securities nor U.S. government-insured mortgages, to the extent that real properties securing such assets may be located in the same geographical region, may also be subject to a greater risk of default than other comparable securities in the event of adverse economic, political or business developments that may affect such region and, ultimately, the ability of property owners to make payments of principal and interest on the underlying mortgages. Non-government mortgage-backed securities are generally subject to greater price volatility than those issued, guaranteed or sponsored by government entities because of the greater risk of default in adverse market conditions. Where a guarantee is provided by a private guarantor, the Fund is subject to the credit risk of such guarantor, especially when the guarantor doubles as the originator.

Mortgage-backed securities that are issued or guaranteed by the U.S. government, its agencies or instrumentalities, are not subject to the Fund’s industry concentration restrictions, set forth under “Fundamental Investment Policies/Restrictions,” by virtue of the exclusion from that test available to securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities. In the case of privately issued mortgage-backed securities, the Fund categorizes the securities by the issuer’s industry for purposes of the Fund’s industry concentration restrictions.

Recent Events Relating to the Mortgage-Related Securities Markets and the Overall Economy

The recent and unprecedented disruption in the residential mortgage-related securities market (and in particular, the “subprime” residential mortgage market), the broader mortgage-related securities market and the asset-backed securities market have resulted (and continue to result) in downward price pressures and increasing foreclosures and defaults in residential and commercial real estate. Concerns over inflation, energy costs, geopolitical issues, the availability and cost of credit, the mortgage market and a declining real estate market have contributed to increased volatility and diminished expectations for the economy and markets going forward, and have contributed to dramatic declines in the housing market, with falling home prices and increasing foreclosures and unemployment, and significant asset write-downs by financial institutions. These conditions have prompted a number of financial institutions to seek additional capital, to merge with other institutions and, in some cases, to fail or seek bankruptcy protection. Since 2008, the market for mortgage-related securities (as well as other asset-backed securities) has been particularly adversely impacted by, among other factors, the failure and subsequent sale of Bear, Stearns & Co. Inc. to J.P. Morgan Chase, the merger of Bank of America Corporation and Merrill Lynch & Co., the insolvency of Washington Mutual Inc., the failure and subsequent bankruptcy of Lehman Brothers Holdings, Inc., the extension of approximately $152 billion in emergency credit by the Treasury to American International Group Inc., and, as described above, the conservatorship and the control by the U.S. government of Freddie Mac and Fannie Mae. Furthermore, the global markets have seen an increase in volatility due to uncertainty surrounding the level and sustainability of sovereign debt of certain countries that are part of the European Union, including Greece, Spain, Portugal, Ireland and Italy, as well as the sustainability of the European Union itself. Recent concerns over the level and sustainability of the sovereign debt of the United States have aggravated this volatility. No assurance can be made that this uncertainty will not lead to further disruption of the credit markets in the United States or around the globe. These events, coupled with the general global economic downturn, have resulted in a substantial level of uncertainty in the financial markets, particularly with respect to mortgage-related investments.

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The continuation or worsening of this general economic downturn may lead to further declines in income from, or the value of, real estate, including the real estate which secures the mortgage-related securities held by the Fund. Additionally, a lack of credit liquidity, higher mortgage rates and decreases in the value of real property have occurred and may continue to occur or worsen, and potentially prevent borrowers from refinancing their mortgages, which may increase the likelihood of default on their mortgage loans. These economic conditions, coupled with high levels of real estate inventory and elevated incidence of underwater mortgages, may also adversely affect the amount of proceeds the holder of a mortgage loan or mortgage-related securities (including the mortgage-related securities in which the Fund may invest) would realize in the event of a foreclosure or other exercise of remedies. Moreover, even if such mortgage-related securities are performing as anticipated, the value of such securities in the secondary market may nevertheless fall or continue to fall as a result of deterioration in general market conditions for such mortgage-related securities or other asset-backed or structured products. Trading activity associated with market indices may also drive spreads on those indices wider than spreads on mortgage-related securities, thereby resulting in a decrease in value of such mortgage-related securities, including the mortgage-related securities owned by the Fund.

The U.S. Government, the Federal Reserve, the Treasury, the SEC, the Federal Deposit Insurance Corporation and other governmental and regulatory bodies have recently taken or are considering taking actions to address the financial crisis. These actions include, but are not limited to, the enactment by the United States Congress of the “Dodd-Frank Wall Street Reform and Consumer Protection Act”, which was signed into law on July 21, 2010 and imposes a new regulatory framework over the U.S. financial services industry and the consumer credit markets in general, and proposed regulations by the SEC, which, if enacted, would significantly alter the manner in which asset-backed securities, including mortgage-related securities, are issued. Given the broad scope, sweeping nature, and relatively recent enactment of some of these regulatory measures, the potential impact they could have on any of the mortgage-related securities held by the Fund is unknown. There can be no assurance that these measures will not have an adverse effect on the value or marketability of any mortgage-related securities held by the Fund. Furthermore, no assurance can be made that the U.S. Government or any U.S. regulatory body (or other authority or regulatory body) will not continue to take further legislative or regulatory action in response to the economic crisis or otherwise, and the effect of such actions, if taken, cannot be known. Among its other provisions, the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) creates a liquidation framework under which the Federal Deposit Insurance Corporation (the “FDIC”) may be appointed as receiver following a “systematic risk determination” by the Secretary of the Treasury (in consultation with the President) for the resolution of certain nonbank financial companies and other entities, defined as “covered financial companies,” and commonly referred to as “systemically important entities,” in the event such a company is in default or in danger of default and the resolution of such a company under other applicable law would have serious adverse effects on the financial stability in the United States, and also for the resolution of certain of their subsidiaries. No assurances can be given that this new liquidation framework would not apply to the originators of asset-backed securities, including mortgage-related securities, or their respective subsidiaries, including the issuers and depositors of such securities, although the expectation embedded in the Dodd-Frank Act is that the framework will be invoked only very rarely. Recent guidance from the FDIC indicates that such new framework will largely be exercised in a manner consistent with the existing bankruptcy laws, which is the insolvency regime that would otherwise apply to the sponsors, depositors and issuing entities with respect to asset-backed securities, including mortgage-related securities. The application of such liquidation framework to such entities could result in decreases or delays in amounts paid on, and hence the market value of, the mortgage-related or asset-backed securities that are owned by the Fund.

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Recently, delinquencies, defaults and losses on residential mortgage loans have increased substantially and may continue to increase, which may affect the performance of the mortgage-related securities in which the Fund may invest. Mortgage loans backing non-agency mortgage-related securities are more sensitive to economic factors that could affect the ability of borrowers to pay their obligations under the mortgage loans backing these securities. In addition, in recent months housing prices and appraisal values in many states and localities have declined or stopped appreciating. A continued decline or an extended flattening of those values may result in additional increases in delinquencies and losses on mortgage-related securities generally (including the mortgage-related securities in which the Fund may invest as described above).

The foregoing adverse changes in market conditions and regulatory climate may reduce the cash flow which the Fund receives from investing in mortgage-related securities and increase the incidence and severity of credit events and losses in respect of such securities. In addition, interest rate spreads for mortgage-related securities have widened and are more volatile when compared to the recent past due to these adverse changes in market conditions. In the event that interest rate spreads for mortgage-related securities continue to widen following the purchase of such assets by the Fund, the market value of such securities is likely to decline and, in the case of a substantial spread widening, could decline by a substantial amount. Furthermore, these adverse changes in market conditions have resulted in a severe liquidity crisis in the market for mortgage-related securities (including the mortgage-related securities in which the Fund may invest) and increasing unwillingness by banks, financial institutions and investors to extend credit to servicers, originators and other participants in the mortgage-related securities market for these securities and other asset-backed securities. As a result, the liquidity and/or the market value of any mortgage-related securities that are owned by the Fund may experience further declines after they are purchased by the Fund.

Additional risks. In addition to the special risks described below, mortgage-backed securities are subject to many of the same risks as other types of debt securities. The market value of mortgage-backed securities, like other debt securities, will generally vary inversely with changes in market interest rates, declining when interest rates rise and rising when interest rates decline. Mortgage-backed securities differ from conventional debt securities in that most mortgage-backed securities are pass-through securities. This means that they typically provide investors with periodic payments (typically monthly) consisting of a pro rata share of both regular interest and principal payments, as well as unscheduled early prepayments, on the underlying mortgage pool (net of any fees paid to the issuer or guarantor of such securities and any applicable loan servicing fees). As a result, the holder of the mortgage-backed securities (i.e., the Fund) receives scheduled payments of principal and interest and may receive unscheduled principal payments representing prepayments on the underlying mortgages. The rate of prepayments on the underlying mortgages generally increases as interest rates decline, and when the Fund reinvests the payments and any unscheduled prepayments of principal it receives, it may receive a rate of interest that is lower than the rate on the existing mortgage-backed securities. For this reason, pass-through mortgage-backed securities may have less potential for capital appreciation as interest rates decline and may be less effective than other types of U.S. government or other debt securities as a means of “locking in” long-term interest rates. In general, fixed rate mortgage-backed securities have greater exposure to this “prepayment risk” than variable rate securities.  An unexpected rise in interest rates could extend the average life of a mortgage-backed security because of a lower than expected level of prepayments or higher than expected amounts of late payments or defaults. In addition, to the extent mortgage-backed securities are purchased at a premium, mortgage foreclosures and unscheduled principal prepayments may result in some loss of the holder’s principal investment to the extent of the premium paid. On the other hand, if mortgage-backed securities are purchased at a discount, both a scheduled payment of principal and an unscheduled prepayment of principal will increase current and total returns and will accelerate the recognition of income that, when distributed to shareholders, will generally be taxable as ordinary income. Regulatory or tax changes may also adversely affect the mortgage-backed securities market as a whole.

Guarantees. The existence of a guarantee or other form of credit support on a mortgage-backed security usually increases the price that the Fund pays for the security. There is always the risk that the guarantor will default on its obligations. When the guarantor is the U.S. government, there is minimal risk of guarantor default. However, the risk remains if the credit support or guarantee is provided by a private party or a U.S. government agency or sponsored enterprise. Even if the guarantor meets its obligations, there can be no assurance that the type of guarantee or credit support provided will be effective at reducing losses or delays to investors, given the nature of the default. A guarantee only assures timely payment of interest and principal, not a particular rate of return on the Fund’s investment or protection against prepayment or other risks. The market price and yield of the mortgage-backed security at any given time are not guaranteed and likely to fluctuate.

Sector focus. The Fund’s investments in mortgage-backed securities may cause the Fund to have significant, indirect exposure to a given market sector. If the underlying mortgages are predominantly from borrowers in a given market sector, the mortgage-backed securities may respond to market conditions just as a direct investment in that sector would. As a result, the Fund may experience greater exposure to that specific market sector than it would if the underlying mortgages came from a wider variety of borrowers. Greater exposure to a particular market sector may result in greater volatility of the security’s price and returns to the Fund, as well as greater potential for losses in the absence or failure of a guarantee to protect against widespread defaults or late payments by the borrowers on the underlying mortgages.  Similar risks may result from an investment in mortgage-backed securities if real properties securing the mortgage-backed securities are located in the same geographical region or dependent upon the same industries or sectors. Such mortgage-backed securities will experience greater risk of default or late payment than other comparable but diversified securities in the event of adverse economic, political or business developments because of the widespread affect an adverse event will have on borrowers’ ability to make payments on the underlying mortgages.  The residential mortgage market in the United States recently has experienced difficulties that may adversely affect the performance and market value of certain mortgage-backed investments. Delinquencies and losses on residential mortgage loans (especially subprime and second-lien mortgage loans) have increased recently and may continue to increase. A decline in or plateauing of housing values (as has recently been experienced and may continue to be experienced in many housing markets) may exacerbate such delinquencies and losses. Also, a number of residential mortgage loan originators have recently experienced serious financial difficulties or bankruptcy.

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Adjustable rate mortgage securities (ARMS).   ARMS, like traditional fixed rate mortgage-backed securities, represent an ownership interest in a pool of mortgage loans and are issued, guaranteed or otherwise sponsored by governmental or by private entities. Unlike traditional mortgage-backed securities, the mortgage loans underlying ARMS generally carry adjustable interest rates, and in some cases principal repayment rates, that are reset periodically. An adjustable interest rate may be passed through or otherwise offered on certain ARMS. Investing in ARMS may permit the Fund to participate in increases in prevailing current interest rates through periodic adjustments in the interest rate payments on mortgages underlying the pool on which the ARMS are based. ARMS generally have lower price fluctuations than is the case with more traditional fixed income debt securities of comparable rating and maturity.  The interest rates paid on ARMS generally are readjusted at intervals of one year or less to a rate that is an increment over some predetermined interest rate index, although some securities may have reset intervals as long as five years. There are three main categories of indices: those based on LIBOR, those based on U.S. Treasury securities and those derived from a calculated measure such as a cost of funds index (indicating the cost of borrowing) or a moving average of mortgage rates. Commonly used indices include the one-, three-, and five-year constant maturity Treasury rates; the three-month Treasury bill rate; the 180-day Treasury bill rate; rates on longer-term Treasury securities; the 11th District Federal Home Loan Bank Cost of Funds; the National Median Cost of Funds; the one-, three-, six-month, or one-year LIBOR; the prime rate of a specific bank; or commercial paper rates.  In a changing interest rate environment, the reset feature may act as a buffer to reduce sharp changes in the ARMS’ value in response to normal interest rate fluctuations. However, the time interval between each interest reset causes the yield on the ARMS to lag behind changes in the prevailing market interest rate. As interest rates are reset on the underlying mortgages, the yields of the ARMS gradually re-align themselves to reflect changes in market rates so that their market values remain relatively stable compared to fixed-rate mortgage-backed securities.  As a result, ARMS also have less risk of a decline in value during periods of rising interest rates than if the Fund invested in more traditional long-term, fixed-rate mortgage-backed securities.  However, during such periods, this reset lag may result in a lower net asset value until the interest rate resets to market rates. If prepayments of principal are made on the underlying mortgages during periods of rising interest rates, the Fund generally will be able to reinvest these amounts in securities with a higher current rate of return. However, the Fund will not benefit from increases in interest rates to the extent that interest rates exceed the maximum allowable annual or lifetime reset limits (or cap rates) for a particular mortgage-backed security. See “Caps and floors.”  This is because borrowers with the adjustable rate mortgage loans that are pooled into ARMS generally see an increase in their monthly mortgage payments when interest rates rise which in turn increases their rate of late payments and defaults.  Because an investor is “locked in” at a given interest rate for the duration of the interval until the reset date, whereas interest rates continue to fluctuate, the sensitivity of an ARMS’ price to changes in interest rates tends to increase along with the length of the interval. To the extent the Fund invests in ARMS that reset infrequently, the Fund will be subject to similar interest rate risks as when investing in fixed-rate debt securities. For example, the Fund can expect to receive a lower interest rate than the prevailing market rates (or index rates) in a rising interest rate environment because of the lag between daily increases in interest rates and periodic readjustments.  During periods of declining interest rates, the interest rates on the underlying mortgages may reset downward with a similar lag, resulting in lower yields to the Fund. As a result, the value of ARMS is unlikely to rise during periods of declining interest rates to the same extent as the value of fixed-rate securities do. During periods of rising interest rates, ARMS will be subjected to greater extension risk than fixed-rate mortgage-backed securities. This is because borrowers with adjustable rate loans will generally see their monthly payment obligations increase along with interest rates, with the result being an increase in late payments and defaults.

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Collateralized mortgage obligations (CMOs), real estate mortgage investment conduits (REMICs) and multi-class pass-throughs.  Some mortgage-backed securities known as collateralized mortgage obligations (CMOs) are divided into multiple classes. Each of the classes is allocated a different share of the principal and/or interest payments received from the pool according to a different payment schedule depending on, among other factors, the seniority of a class relative to their classes.  Other mortgage-backed securities such as real estate mortgage investment conduits (REMICs) are also divided into multiple classes with different rights to the interest and/or principal payments received on the pool of mortgages. A CMO or REMIC may designate the most junior of the securities it issues as a “residual” which will be entitled to any amounts remaining after all classes of shareholders (and any fees or expenses) have been paid in full. Some of the different rights may include different maturities, interest rates, payment schedules, and allocations of interest and/or principal payments on the underlying mortgage loans. Multi-class pass-through securities are equity interests in a trust composed of mortgage loans or other mortgage-backed securities. Payments of principal and interest on the underlying collateral provide the funds to pay the debt service on CMOs or REMICs or to make scheduled distributions on the multi-class pass-through securities. Unless the context indicates otherwise, the discussion of CMOs below also applies to REMICs and multiclass pass-through securities.  All the risks applicable to a traditional mortgage-backed security also apply to the CMO or REMIC taken as a whole, even though certain classes of the CMO or REMIC will be protected against a particular risk by subordinated classes. The risks associated with an investment in a particular CMO or REMIC class vary substantially depending on the combination of rights associated with that class. An investment in the most subordinated classes of a CMO or REMIC bears a disproportionate share of the risks associated with mortgage-backed securities generally, be it credit risk, prepayment or extension risk, interest rate risk, income risk, market risk, illiquidity risk or any other risk associated with a debt or equity instrument with similar features to the relevant class.  As a result, an investment in the most subordinated classes of a CMO or REMIC is often riskier than an investment in other types of mortgage-backed securities.

CMOs are generally required to maintain more collateral than REMICs to collateralize the CMOs being issued. Most REMICs are not subject to the same minimum collateralization requirements and may be permitted to issue the full value of their assets as securities, without reserving any amount as collateral. As a result, an investment in the subordinated classes of a REMIC may be riskier than an investment in equivalent classes of a CMO.  CMOs may be issued, guaranteed or sponsored by governmental entities or by private entities. Consequently, they involve risks similar to those of traditional mortgage-backed securities that have been issued, guaranteed or sponsored by such government and/or private entities. For example, the Fund is generally exposed to a greater risk of loss due to default when investing in CMOs that have not been issued, guaranteed or sponsored by a government entity.  CMOs are typically issued in multiple classes. Each class, often referred to as a “tranche,” is issued at a specified coupon rate or adjustable rate and has a stated maturity or final distribution date. Principal prepayments on collateral underlying CMOs may cause the CMOs to be retired substantially earlier than their stated maturities or final distribution dates. Interest is paid or accrues on most classes of a CMO on a monthly, quarterly or semiannual basis. The principal and interest on the mortgages underlying CMOs may be allocated among the several classes in many ways. In a common structure, payments of principal on the underlying mortgages, including any principal repayments, are applied to the classes of a series of a CMO in the order of their respective stated maturities or final distribution dates, so that no payment of principal will be made on any class until all other classes having an earlier stated maturity or final distribution date have been paid in full.  One or more classes of a CMO may have interest rates that reset periodically as ARMS do. These adjustable rate classes are known as “floating-rate CMOs” and are subject to most risks associated with ARMS. Floating-rate CMOs may be backed by fixed- or adjustable-rate mortgages. To date, fixed-rate mortgages have been more commonly used for this purpose. Floating-rate CMOs are typically issued with lifetime “caps” on the interest rate. These caps, similar to the caps on ARMS, limit the Fund’s potential to gain from rising interest rates and increasing the sensitivity of the CMO’s price to interest rate changes while rates remain above the cap.  Timely payment of interest and principal (but not the market value and yield) of some of these pools is supported by various forms of insurance or guarantees issued by private issuers, those who pool the mortgage assets and, in some cases, by U.S. government agencies.  CMOs involve risks including the uncertainty of the timing of cash flows that results from the rate of prepayments on the underlying mortgages serving as collateral, and risks resulting from the structure of the particular CMO transaction and the priority of the individual tranches. The prices of some CMOs, depending on their structure and the rate of prepayments, can be volatile. Some CMOs may be less liquid than other types of mortgage-backed securities. As a result, it may be   difficult or impossible to sell the securities at an advantageous price or time under certain circumstances. Yields on privately issued CMOs have been historically higher than the yields on CMOs issued and guaranteed by U.S. government agencies or instrumentalities. The risk of loss due to default on privately issued CMOs, however, is historically higher since the U.S. government has not guaranteed them.  To the extent any privately issued CMOs in which the Fund invests are considered by the SEC to be an investment company, the Fund will limit its investments in such securities in a manner consistent with the provisions of the 1940 Act.

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CMO and REMIC Residuals. The residual in a CMO or REMIC structure is the interest in any excess cash flow generated by the mortgage pool that remains after first making the required payments of principal and interest to the other classes of the CMO or REMIC and, second, paying the related administrative expenses and any management fee of the issuer. Each payment of such excess cash flow to a holder of the related CMO or REMIC residual represents income and/or a return of capital. The amount of residual cash flow resulting from a CMO or REMIC will depend on, among other things, the characteristics of the mortgage assets, the interest rate of each class, prevailing interest rates, the amount of administrative expenses and the pre-payment experience on the mortgage assets. In particular, the return on CMO and REMIC residuals is extremely sensitive to pre-payments on the related underlying mortgage assets. If a class of a CMO or REMIC bears interest at an adjustable rate, the CMO or REMIC residual will also be extremely sensitive to changes in the level of the index upon which interest rate adjustments are based.

CMO and REMIC residuals are generally purchased and sold by institutional investors through several investment banking firms acting as brokers or dealers and may not have been registered under the Securities Act of 1933, as amended (1933 Act). CMO and REMIC residuals, whether or not registered under the 1933 Act, may be subject to certain restrictions on transferability, and may be deemed “illiquid” and subject to the Fund’s limitation on investment in illiquid securities.

Distressed mortgage obligations and reverse mortgages.  A direct investment in a distressed mortgage obligation involves the purchase by the Fund of a lender’s interest in a mortgage granted to a borrower, where the borrower has experienced difficulty in making its mortgage payments, or for which it appears likely that the borrower will experience difficulty in making its mortgage payments. A reverse mortgage generally refers to a mortgage loan in which the lender advances in a lump sum or in installments a sum of money based on the age of the borrower, the interest rate at closing, and the equity in the real estate. Generally no payment is due on a reverse mortgage until the borrower no longer owns or occupies the home as his or her principal residence. As is typical with mortgage obligations, payment of the loan is secured by the real estate underlying the loan. By purchasing the distressed mortgage obligation, the Fund steps into the shoes of the lender from a risk point of view.  As distinguished from mortgage-backed securities, which generally represent an interest in a pool of loans backed by real estate, investing in direct mortgage obligations involves the risks similar to making a loan or purchasing an assignment of a loan. To the extent that the Fund’s investment depends on a single borrower, the Fund will experience greater credit risk and more extreme gains or losses than when investing in a pool of loans with multiple borrowers.  Other risks include the inability of a borrower to make its loan payments or other obligations, and if the real estate underlying the distressed or reverse mortgage loan is acquired by foreclosure, the Fund could become part owner of such real estate, directly or indirectly through the mortgage-backed security in which it holds an interest. As a direct or indirect owner, the Fund would bear its share of any costs associated with owning and disposing of the real estate. There is no assurance that the real estate would be disposed of in a timely or profitable manner.  Investments in direct mortgage obligations of distressed borrowers involve substantially greater risks and are highly speculative due to the fact that the borrower’s ability to make timely payments has been identified as questionable. Borrowers that are in bankruptcy or restructuring may never pay off their loans, or may pay only a small fraction of the amount owed.  There is currently no active market in reverse mortgages, and the Fund accordingly considers any reverse mortgages it may hold to be illiquid and therefore subject to the Fund’s limitation on investment in illiquid securities and the risks associated with illiquidity. The recorded value of reverse mortgage assets includes significant volatility associated with estimations, and income recognition can vary significantly from reporting period to reporting period.  Because reverse mortgages are a relatively new and uncommon product, there can be no assurances about how the courts or arbitrators may apply existing legal principles to the interpretation and enforcement of the terms and conditions of reverse mortgages, including the Fund’s position as an investor.

Municipal Bonds

Municipal bonds are debt obligations issued by the states, possessions, or territories of the United States (including the District of Columbia) or a political subdivision, public instrumentality, agency or other governmental unit of such states, possessions, or territories (e.g., counties, cities, towns, villages, districts and authorities). For example, states, possessions, territories and municipalities may issue municipal bonds to raise funds for various public purposes such as airports, housing, hospitals, mass transportation, schools, water and sewer works. They may also issue municipal bonds to refund outstanding obligations and to meet general operating expenses.

Municipal bonds may be general obligation bonds or revenue bonds. General obligation bonds are secured by the issuer’s pledge of its full faith, credit and taxing power for the payment of principal and interest. Revenue bonds are payable from revenues derived from particular facilities, from the proceeds of a special excise tax or from other specific revenue sources. They are not usually payable from the general taxing power of a municipality.

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In addition, certain types of “private activity” bonds may be issued by public authorities to obtain funding for privately operated facilities, such as housing and pollution control facilities, for industrial facilities and for water supply, gas, electricity and waste disposal facilities. Other types of private activity bonds are used to finance the construction, repair or improvement of, or to obtain equipment for, privately operated industrial or commercial facilities. Current federal tax laws place substantial limitations on the size of certain of such issues. In certain cases, the interest on a private activity bond may not be exempt from federal income tax or the alternative minimum tax.

Real Estate Investment Trusts (REITs)

The Fund’s equity investments may include investments in shares issued by REITs. A REIT is a pooled investment vehicle that purchases primarily income-producing real estate or real estate related loans or other real estate related interests. The pooled vehicle, typically a trust, then issues shares whose value and investment performance are dependent upon the investment experience of the underlying real estate related investments.

The Fund’s investments in real estate-related securities are subject to certain risks related to the real estate industry in general. These risks include, among others: changes in general and local economic conditions; possible declines in the value of real estate; the possible lack of availability of money for loans to purchase real estate; overbuilding in particular areas; prolonged vacancies in rental properties; property taxes; changes in tax laws relating to dividends and laws related to the use of real estate in certain areas; costs resulting from the clean-up of, and liability to third parties resulting from, environmental problems; the costs associated with damage to real estate resulting from floods, earthquakes or other material disasters not covered by insurance; and limitations on, and variations in, rents and changes in interest rates.

Relatively New Issuers

The Fund intends to invest occasionally in the common stock of selected new issuers. Investments in relatively new issuers, i.e., those having continuous operating histories of less than three years, may carry special risks and may be more speculative because such companies are relatively unseasoned. Such companies may also lack sufficient resources, may be unable to generate internally the funds necessary for growth and may find external financing to be unavailable on favorable terms or even totally unavailable. Those companies will often be involved in the development or marketing of a new product with no established market, which could lead to significant losses. The securities of such issuers may have a limited trading market which may adversely affect their disposition and can result in their being priced lower than might otherwise be the case. If other investors who invest in such issuers seek to sell the same securities when the Fund attempts to dispose of its holdings, the Fund may receive lower prices than might otherwise be the case.

Repurchase Agreements

The Fund may enter into repurchase agreements. The Fund may invest a maximum of 10% of total assets in repurchase agreements. A repurchase agreement is a transaction in which the seller of a security commits itself at the time of sale to repurchase that security from the buyer at a mutually agreed upon time and price. The resale price is in excess of the purchase price and reflects an agreed-upon market interest rate unrelated to the coupon rate on the purchased security. Such transactions afford the Fund the opportunity to earn a return on temporarily available cash at relatively low market risk. The Adviser monitors the value of the securities underlying the repurchase agreement at the time the transaction is entered into and at all times during the term of the repurchase agreement to ensure that the value of the securities always equals or exceeds the repurchase price.

The Fund requires that additional securities be deposited if the value of the securities purchased decreases below their resale price and does not bear the risk of a decline in the value of the underlying security unless the seller defaults under the repurchase obligation. While the underlying security may be a bill, certificate of indebtedness, note or bond issued by an agency, authority or instrumentality of the U.S. government, the obligation of the seller is not guaranteed by the U.S. government and there is a risk that the seller may fail to repurchase the underlying security. In such event, the Fund would attempt to exercise rights with respect to the underlying security, including possible disposition in the market. However, the Fund may be subject to various delays and risks of loss, including (i) possible declines in the value of the underlying security during the period while the Fund seeks to enforce its rights thereto, (ii) possible reduced levels of income and lack of access to income during this period and (iii) inability to enforce rights and the expenses involved in the attempted enforcement.

Repurchase agreements with maturities of more than seven days will be treated as illiquid securities.

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Restricted and Illiquid Securities

The Fund will not purchase nor otherwise acquire any investment if, as a result, more than 15% of its net assets (taken at current market value) would be invested in securities that are illiquid. Generally speaking, an illiquid security is any asset or investment of which the Fund cannot sell a normal trading unit in the ordinary course of business within seven days at approximately the value at which the Fund has valued the asset or investment, including securities that cannot be sold publicly due to legal or contractual restrictions. The sale of illiquid securities often requires more time and results in higher brokerage charges or dealer discounts and other selling expenses than does the sale of securities eligible for trading on national securities exchanges or in the OTC markets. Restricted securities may sell at a price lower than similar securities that are not subject to restrictions on resale.

Over the past several years, strong institutional markets have developed for various types of restricted securities, including repurchase agreements, some types of commercial paper, and some corporate bonds and notes (commonly known as “Rule 144A Securities”). Securities freely salable among qualified institutional investors under special rules adopted by the SEC, or otherwise determined to be liquid, may be treated as liquid if they satisfy liquidity standards established by the Board of Trustees. The continued liquidity of such securities is not as well assured as that of publicly traded securities, and accordingly, the Board of Trustees will monitor their liquidity. The Board will review pertinent factors such as trading activity, reliability of price information and trading patterns of comparable securities in determining whether to treat any such security as liquid for purposes of the foregoing 15% test. To the extent the Board treats such securities as liquid, temporary impairments to trading patterns of such securities may adversely affect the Fund’s liquidity. The Fund may, from time to time, participate in private investment vehicles and/or in equity or debt instruments that do not trade publicly and may never trade publicly. These types of investments carry a number of special risks in addition to the normal risks associated with equity and debt investments. In particular, private investments are likely to be illiquid, and it may be difficult or impossible to sell these investments under many conditions. The Fund may from time to time establish one or more wholly-owned special purpose subsidiaries in order to facilitate the Fund’s investment program which may reduce certain of the costs (e.g. tax consequences) to the Fund.

Reverse Repurchase Agreements

The Fund may enter into “reverse” repurchase agreements to avoid selling securities during unfavorable market conditions to meet redemptions. The Fund may invest a maximum of 10% of total assets in reverse repurchase agreements. Pursuant to a reverse repurchase agreement, the Fund will sell portfolio securities and agree to repurchase them from the buyer at a particular date and price. Whenever the Fund enters into a reverse repurchase agreement, it will establish a segregated account in which it will maintain liquid assets in an amount at least equal to the repurchase price marked to market daily (including accrued interest), and will subsequently monitor the account to ensure that such equivalent value is maintained. The Fund pays interest on amounts obtained pursuant to reverse repurchase agreements. Reverse repurchase agreements are considered to be borrowings by the Fund.

Risk of Minority Positions and Control Positions

The Fund, individually or together with other funds and accounts managed by the Adviser, may obtain a controlling or other substantial position in a public or private company, which may impose additional risks. For example, should the Fund or other funds and accounts managed by the Adviser obtain such a position, the Adviser may be required to make filings concerning its holdings with the SEC and it may become subject to other regulatory restrictions that could limit the ability of the Fund to dispose of their holdings at the times and in the manner the Fund would prefer. In addition, it is possible, although unlikely, that the Fund might be deemed, in such circumstances, liable for environmental damage, product defects, failure to supervise, and other types of liability in which the limited liability characteristic of business operations may be ignored.

Further, the Adviser may designate directors to serve on the boards of directors of the Fund’s portfolio companies. The designation of representatives and other measures contemplated could create exposure to claims by a portfolio company, its security holders and its creditors, including claims that the Fund or the Adviser is a controlling person and thus is liable for securities laws violations of a portfolio company. These control positions could also result in certain liabilities in the event of bankruptcy (e.g. extension to one year of the 90-day bankruptcy preference period) or reorganization of a portfolio company; could result in claims that the designated directors violate their fiduciary or other duties to a portfolio company or fail to exercise appropriate levels of care under applicable corporate or securities laws, environmental laws or other legal principles; and could create exposure to claims that they have interfered in management to the detriment of a portfolio company. Notwithstanding the foregoing, neither the Fund nor the Adviser will have unilateral control of any portfolio company and, accordingly, may be unable to control the timing or occurrence of an exit strategy for any portfolio company.

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In addition, the Fund may incur large expenses when taking control positions and there is no guaranty that such expenses can be recouped. Also, there is no guaranty that the Fund will succeed in obtaining control positions. This could result in the Fund’s investments being frozen in minority positions and could incur substantial losses.

Rule 144A Securities

In addition to other privately placed unregistered securities, the Fund may invest in unregistered securities which may be sold under Rule 144A of the Securities Act of 1933, as amended (144A securities). 144A securities are restricted, which generally means that a legend has been placed on the share certificates representing the securities which states that the securities were not registered with the SEC when they were initially sold and may not be resold except under certain circumstances. In spite of the legend, certain securities may be sold to other institutional buyers provided that the conditions of Rule 144A are met. In the event that there is an active secondary institutional market for 144A securities, the 144A securities may be treated as liquid. As permitted by the federal securities laws, the Board of Trustees has adopted procedures in accordance with Rule 144A which govern when specific 144A securities held by the Fund may be deemed to be liquid. Due to changing markets or other factors, 144A securities may be subject to a greater possibility of becoming illiquid than securities that have been registered with the SEC for sale.

Securities of Companies in the Financial Services Industry

Certain provisions of the federal securities laws permit investment companies to invest in companies engaged in securities-related activities (“securities issuers”) only if certain conditions are met. Purchases of securities of a company that derived 15% or less of gross revenues during its most recent fiscal year from securities-related activities (i.e., broker, dealer, underwriter, or investment advisory) are subject only to the same percentage limitations as would apply to any other security the Fund may purchase.

The Fund also may purchase securities of an issuer that derived more than 15% of its gross revenues in its most recent fiscal year from securities-related activities (i.e., a securities issuer), if the following conditions are met: (1) immediately after the acquisition of any securities issuer’s equity and debt securities, the acquisition cannot cause more than 5% of the Fund’s total assets to be invested in securities of that securities issuer; (2) immediately after a purchase of equity securities of a securities issuer, the Fund may not own more than 5% of the outstanding securities of that class of the securities issuer’s equity securities; and (3) immediately after a purchase of debt securities of a securities issuer, the Fund may not own more than 10% of the outstanding principal amount of the securities issuer’s debt securities.

In applying the gross revenue test, an issuer’s gross revenues from its own securities-related activities should be combined with its ratable share of the securities-related activities of enterprises of which it owns a 20% or greater voting or equity interest. All of the above percentage limitations, including the issuer’s gross revenue test, are applicable at the time of purchase. With respect to warrants, rights, and convertible securities, a determination of compliance with the above limitations must be made as though such warrant, right, or conversion privilege had been exercised.

The following transactions would not be deemed to be an acquisition of securities of a securities-related business: (i) receipt of stock dividends on securities acquired in compliance with the conditions described above; (ii) receipt of securities arising from a stock-for-stock split on securities acquired in compliance with the conditions described above; (iii) exercise of options, warrants, or rights acquired in compliance with the federal securities laws; (iv) conversion of convertible securities acquired in compliance with the conditions described above; and (v) the acquisition of demand features or guarantees (puts) under certain circumstances.

In addition, the Fund is generally prohibited from purchasing or otherwise acquiring any security (not limited to equity or debt individually) issued by any insurance company if the Fund and any company controlled by the Fund own in the aggregate or, as a result of the purchase, will own in the aggregate more than 10% of the total outstanding voting stock of the insurance company. Certain state insurance laws impose similar limitations.

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Short Sales

The Fund may make short sales of securities, including “short sales against the box.” In a short sale transaction, the Fund sells a security it does not own in anticipation that the market price of that security will decline. The Fund expects to make short sales (i) as a form of hedging to offset potential declines in long positions in similar securities, (ii) in order to maintain portfolio flexibility and (iii) for profit.

When the Fund makes a short sale, its broker borrows the security to be sold short and the broker-dealer maintains the proceeds of the short sale while the short position is open. The Fund must keep the proceeds account marked to market and must post additional collateral for its obligation to deliver securities to replace the securities that were borrowed and sold short. The Fund may have to pay a fee to borrow particular securities and is often obligated to pay over any payments received on such borrowed securities.

The Fund’s obligation to replace borrowed securities will be secured by collateral deposited with the broker-dealer or the Fund’s custodian bank, usually cash, U.S. government securities or other high grade liquid securities similar to those borrowed. The Fund will also be required to segregate similar collateral to the extent, if any (excluding any proceeds of the short sales), necessary so that the value of both collateral deposits in the aggregate is at all times equal to at least 100% of the current market value of the security sold short.

If the price of the security sold short increases between the time of the short sale and the time the Fund replaces the borrowed security, the Fund will incur a loss; conversely, if the price declines, the Fund will realize a gain. Any gain will be decreased, and any loss increased, by the transaction costs described above. Although the Fund’s gain is limited to any differential between the replacement price and the price at which it sold the security short, its potential loss is theoretically unlimited. In some circumstances, the Fund may receive the security in connection with a reorganization and, consequently, need not buy the security to be returned to the borrower.

The Fund also may engage in “short sales against the box.” In a short sale against the box, at the time of the sale, the Fund owns or has the immediate and unconditional right to acquire the identical security at no additional cost. In replacing the borrowed securities in the transaction, the Fund may either buy securities in the open market or use those in its portfolio.

While the Fund is not limited in the amount or value of securities it may sell short, the Fund currently does not intend to engage in short sale transactions (other than short sales against the box) if, after giving effect to such sales, the market value of all securities sold short exceeds 10% of the value of its total assets.

Short sales carry risks of loss if the price of the security sold short increases after the sale. In this situation, when the Fund replaces the borrowed security by buying the security in the securities markets, the Fund may pay more for the security than it has received from the purchaser in the short sale. The Fund may, however, profit from a change in the value of the security sold short, if the price decreases.

Temporary Defensive Investments

When, in the judgment of the Adviser, a temporary defensive posture is appropriate, the Fund may hold all or a portion of its assets in short-term U.S. government obligations, cash or cash equivalents. The adoption of a temporary defensive posture does not constitute a change in the Fund’s investment objective, and might impact the Fund’s performance.

Warrants

The Fund may invest in warrants, which are instruments that give the Fund the right to purchase certain securities from an issuer at a specific price (the “strike price”) for a limited period of time. The strike price of warrants typically is much lower than the current market price of the underlying securities, yet they are subject to similar price fluctuations. As a result, warrants may be more volatile investments than the underlying securities and may offer greater potential for capital appreciation as well as capital loss.

Warrants do not entitle a holder to dividends or voting rights with respect to the underlying securities and do not represent any rights in the assets of the issuing company. Also, the value of the warrant does not necessarily change with the value of the underlying securities and a warrant ceases to have value if it is not exercised prior to the expiration date. These factors can make warrants more speculative than other types of investments.

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In addition to warrants on securities, the Fund may purchase put warrants and call warrants whose values vary depending on the change in the value of one or more specified securities indices (“index warrants”). Index warrants are generally issued by banks or other financial institutions and give the holder the right, at any time during the term of the warrant, to receive upon exercise of the warrant a cash payment from the issuer based on the value of the underlying index at the time of exercise. In general, if the value of the underlying index rises above the exercise price of the index warrant, the holder of a call warrant will be entitled to receive a cash payment from the issuer upon exercise based on the difference between the value of the index and the exercise price of the warrant; if the value of the underlying index falls, the holder of a put warrant will be entitled to receive a cash payment from the issuer upon exercise based on the difference between the exercise price of the warrant and the value of the index. The holder of a warrant would not be entitled to any payments from the issuer at any time when, in the case of a call warrant, the exercise price is greater than the value of the underlying index, or, in the case of a put warrant, the exercise price is less than the value of the underlying index. If the Fund were not to exercise an index warrant prior to its expiration, then the Fund would lose the amount of the purchase price paid by it for the warrant.

The Fund will normally use index warrants in a manner similar to its use of options on securities indices. The risks of the Fund’s use of index warrants are generally similar to those relating to its use of index options. Unlike most index options, however, index warrants are issued in limited amounts and are not obligations of a regulated clearing agency, but are backed only by the credit of the bank or other institution which issues the warrant. Also, index warrants generally have longer terms than index options. Index warrants are not likely to be as liquid as certain index options backed by a recognized clearing agency. In addition, the terms of index warrants may limit the Fund’s ability to exercise the warrants at such time, or in such quantities, as the Fund would otherwise wish to do.

When-Issued Securities and Delayed-Delivery Transactions

The Fund may purchase securities on a when-issued basis, and it may purchase or sell securities for delayed-delivery. These transactions occur when securities are purchased or sold by the Fund with payment and delivery taking place at some future date. The Fund may enter into such transactions when, in the Adviser’s opinion, doing so may secure an advantageous yield and/or price to the Fund that might otherwise be unavailable. The Fund has not established any limit on the percentage of assets it may commit to such transactions, but to minimize the risks of entering into these transactions, the Fund will maintain a segregated account with its custodian consisting of cash, or other high-grade liquid debt securities, denominated in U.S. dollars or non-U.S. currencies, in an amount equal to the aggregate fair market value of its commitments to such transactions.

DISCLOSURE OF PORTFOLIO HOLDINGS

The Board of Trustees has adopted, on behalf of the Fund, policies and procedures relating to disclosure of the Fund’s portfolio securities. These policies and procedures are designed to protect the confidentiality of the Fund’s portfolio holdings information and to prevent the selective disclosure of such information. These policies and procedures may be modified at any time with the approval of the Board of Trustees.

The Fund may disclose portfolio holdings information as required by applicable law or as requested by governmental authorities. Portfolio holdings of the Fund will also be disclosed on a quarterly basis on forms required to be filed with the SEC as follows: portfolio holdings as of the end of the Fund’s second and fourth fiscal quarters will be filed as part of the annual or semi-annual report filed on Form N-CSR, and portfolio holdings as of the end of the Fund’s first and third fiscal quarters will be filed on Form N-Q. The Trust’s Form N-CSRs and Form N-Qs will be available on the SEC’s website at www.sec.gov.  In addition, the Fund will make available all of its portfolio holdings on its website at www.evermoreglobal.com or in hardcopy marketing materials as of each calendar quarter-end, no earlier than fifteen calendar days after such quarter’s end.  The Fund may also disclose its top ten holdings as of the end of each calendar quarter-end and calendar month-end within fifteen calendar days of the end of the calendar month or quarter.

Disclosure of the Fund’s portfolio holdings information that is not publicly available (“Confidential Portfolio Information”) may be made to the Adviser or to the Fund’s custodian, transfer agent, administrator, principal underwriter, counsel and financial printers. In addition, to the extent permitted under applicable law, the Adviser may distribute (or authorize the custodian or principal underwriter to distribute) Confidential Portfolio Information to the Fund’s service providers (such as custodial services, pricing services, proxy voting services, accounting and auditing services, counsel and research and trading services) that require access to such information in order to fulfill their contractual duties with respect to the Fund (“Financial Service Providers”) and to facilitate the review of the Fund by certain mutual fund analysts and ratings agencies (such as Lipper Analytical Services) (“Rating Agencies”); provided that such disclosure is limited to the information that the Adviser believes is reasonably necessary in connection with the services to be provided. Except to the extent permitted under the Fund’s portfolio holdings disclosure policies and procedures, Confidential Portfolio Information may not be disseminated for compensation or other consideration.

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Before any disclosure of Confidential Portfolio Information to Financial Service Providers or Rating Agencies is permitted, the Adviser’s Chief Compliance Officer (or persons designated by the Adviser’s Chief Compliance Officer) must determine that, under the circumstances, the disclosure is being made for a legitimate business purpose. Furthermore, the recipient of Confidential Portfolio Information by a Financial Service Provider or Rating Agency must be subject to a written confidentiality agreement that prohibits any trading upon the Confidential Portfolio Information or the recipient must be subject to professional or ethical obligations not to disclose or otherwise improperly use the information, such as would apply to independent registered public accounting firms or legal counsel.

Exceptions to these procedures may only be made if an officer of the Fund or the Chief Compliance Officer of the Adviser determines that the disclosure is being made for a legitimate business purpose, and must be reported to the Board of Trustees on a quarterly basis.

The Adviser shall have primary responsibility for ensuring that the Fund’s portfolio holdings information is only disclosed in accordance with these policies. As part of this responsibility, the Adviser will maintain such internal policies and procedures as it believes are reasonably necessary for preventing the unauthorized disclosure of Confidential Portfolio Information.

Other registered investment companies that are advised or sub-advised by the Adviser may be subject to different portfolio holdings disclosure policies, and neither the Adviser nor the Board of Trustees of the Trust exercises control over such policies or disclosure. In addition, separate account clients of the Adviser have access to their portfolio holdings and are not subject to the Fund’s portfolio holdings disclosure policies. Some of the funds that are advised or sub-advised by the Adviser and some of the separate accounts managed by the Adviser may have investment objectives and strategies that are substantially similar or identical to the Fund’s, and therefore potentially substantially similar, and in certain cases nearly identical, portfolio holdings, as the Fund.

MANAGEMENT OF THE FUND – BOARD OF TRUSTEES

The business and affairs of the Fund are managed under the direction of its Board of Trustees. The Board approves all significant agreements between the Fund and the persons or companies that furnish services to the Fund, including agreements with its distributor, Adviser, administrator, custodian and transfer agent. The day-to-day operations of the Fund are delegated to the Fund’s Adviser and administrator.

The names, addresses, years of birth and principal occupations for the past five years of the Trustees and officers of the Trust are listed below, along with the number of portfolios in the Fund complex overseen by and the other directorships held by each Trustee.

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Independent Trustees(1)
Name, Year of Birth and Address	Position(s) Held with the Trust	Term of Office(2) and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in the Fund Complex Overseen by Trustee	Other Directorships / Trusteeships Held by Trustee During Past 5 years
Nathan Gantcher (born 1940) 767 Third Avenue New York, NY 10017	Chairman and Trustee	Indefinite Term; Since 2011	Managing Member, EXOP Capital LLC, an investment firm (2005 – present)	1
Director, Mack-Cali Realty Corporation; Director, Cambridge Capital Acquisition Corp; Trustee, Anti-Defamation League Foundation; Former Director, NDS Group plc; Former Director, Liberty Acquisition Holdings Corp.; Former Director, Liquidnet Holdings, Inc.

Eugene Bebout III (born 1959) 33 Hawthorne Place Summit, NJ 07901	Trustee	Indefinite Term; Since 2009	Chief Financial Officer and Chief Operating Officer, Herbert L. Jamison & Co., LLC, an Insurance Agent and Broker (2002 – present)	1	Director & Treasurer, Summit Lacrosse Club; Audit Committee Chair, Summit Area YMCA
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(1) Trustees who are not “interested persons” of the Trust as defined in the 1940 Act.
(2) Each Trustee serves until resignation or removal from the Board of Trustees.

Interested Trustee
Name, Year of Birth and Address	Position(s) Held with the Trust	Term of Office(1) and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in the Fund Complex Overseen by Trustee	Other Directorships / Trusteeships Held by Trustee During Past 5 years
Eric LeGoff2 (born 1961) 89 Summit Avenue 3rd Floor Summit, NJ 07901	Chief Executive Officer and Trustee	Indefinite Term; Trustee since 2009	President, Evermore Global Advisors, LLC; (2009 – present); President, Hawthorne Associates, LLC, a private equity consulting firm (2007 – 2009); Chief Operating Officer, Liquidnet Holdings, Inc.	1	Director, FXCM, Inc.
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(1) Each Trustee serves until resignation or removal from the Board of Trustees.
(2) Mr. LeGoff is deemed to be an “interested person” of the Trust by reason of his position at the Fund’s Adviser.

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Officers

Name, Year of Birth and Address	Position(s) Held with the Trust	Term of Office and Length of Time Served(1)	Principal Occupation(s) During Past 5 Years
Salvatore DiFranco (born 1942) 89 Summit Avenue 3rd Floor Summit, NJ 07901	Chief Financial Officer; Treasurer	Indefinite Terms; CFO since 2009 Treasurer since 2009	CFO, Evermore Global Advisors, LLC; CFO, MarCap Investors, L.P.
Eric LeGoff (born 1961) 89 Summit Avenue 3rd Floor Summit, NJ 07901	Chief Executive Officer	Indefinite term since 2009	President, Evermore Global Advisors, LLC; President, Hawthorne Associates, LLC, a private equity consulting firm; COO, Liquidnet Holdings, Inc.
David Marcus (born 1965) 89 Summit Avenue 3rd Floor Summit, NJ 07901	President	Indefinite Term since 2009	CEO and Portfolio Manager , Evermore Global Advisors, LLC; Managing Partner and CIO, MarCap Investors, L.P.
Magali Simo (born 1961) 89 Summit Avenue 3rd Floor Summit, NJ 07901	Secretary	Indefinite Term since 2009	Vice President, Investor Services, Evermore Global Advisors, LLC; Vice President, Investor Relations, MarCap Investors, L.P.
Gino Malaspina (born 1968) Cipperman Compliance Services, LLC 500 E. Swedesford Road, Suite 104 Wayne, PA 19087	Chief Compliance Officer; Anti Money Laundering Officer	Indefinite Terms; CCO since 2013; AML Officer since 2013
Managing Director, Cipperman Compliance Services, LLC and Senior Counsel, Cipperman & Company, LLC (since 2010); Associate Attorney and Law Clerk, Stradley Ronan Stevens & Young (law firm), 2007 - 2010.

_________________________
(1) The term of office of each officer is indefinite. Length of time served represents time served as an officer of the Trust, although various positions may have been held during the period.

Leadership Structure of the Board of Trustees

The business and affairs of the Fund are managed under the direction of the Board of Trustees (the “Board”). The Board is chaired by an independent Trustee. The Board meets at least quarterly to review the investment performance of the Fund and other matters, including policies and procedures with respect to compliance with regulatory and other requirements. Each Board member attended at least 75% of such meetings and of meetings of the committees on which he served during the periods that he served.

Currently, 66 2/3% of the Board’s members are not “interested persons” of the Adviser, including its affiliates, or the Fund (the “Independent Trustees”). The Independent Trustees interact directly with the senior management of the Adviser at scheduled meetings and at special meetings, as appropriate. The Independent Trustees regularly discuss matters outside of the presence of management and are advised by experienced legal counsel and separate counsel to the Independent Trustees. The Board’s legal counsel participates in Board meetings and interacts with the Adviser.

In making nominations for Independent Trustee membership on the Board, the Nominating and Governance Committee may consider potential nominees in light of their professional experience, education, skill, and other individual qualities and attributes that contribute to Board heterogeneity.

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The Trust considered a number of factors to determine whether a trustee was qualified to be on the Trust’s Board.  First, the Trust considered each person’s financial services and asset management industry experience; second, the Trust considered each person’s experience with serving on Boards of other companies; and third, the Trust considered the value each person could bring to the Board.  The Trust determined that each of the Fund’s Board members are qualified to be on the Trust’s Board based on the above three criteria that were considered by the Board.

The Board has appointed Nathan Gantcher, an Independent Trustee, to act as Chair of the Board. The Chair’s primary responsibilities are: (i) to preside at all meetings of the Board; (ii) to act as the Board’s liaison with management between meetings of the Board; and (iii) to act as the primary contact for Board communications. The Chair may perform such other functions as may be requested by the Board from time to time. Except for any duties specified herein or pursuant to the Trust’s Declaration of Trust or By-laws, the designation as Chair does not impose on such Independent Trustee any duties, obligations or liability that is greater than the duties, obligations or liability imposed on such person as a member of the Board, generally.

Description of the Trustees

Eugene Bebout. Mr. Bebout is an experienced business executive with service in the accounting, finance and insurance industries for over 31 years.  He is a partner and Chief Financial Officer at Herbert L. Jamison & Co., LLC, an insurance agency.  Prior to joining Jamison, he was a partner at BDO Seidman LLP, a national public accounting firm, and also ran his own accounting and tax practice.  Mr. Bebout is also the Chairman of the Audit Committee for the Summit Area YMCA and the Treasurer of the Summit Lacrosse Club. He has served on the Summit Youth Football Advisory Board and is the former Treasurer of the Summit Police Athletic League and Summit Helping Its People organization. Mr. Bebout is currently a member of the Audit Committee (Chair), Nominating and Governance Committee, Compliance Committee and Valuation Committee (Chair) of the Evermore Funds Trust Board of Trustees.

Nathan Gantcher.  Mr. Gantcher is the independent Chairman of the Trust.  He is an experienced business executive with service in the financial industry for over 42 years.  He is Managing Member of EXOP Capital, Inc., an investment firm.  Prior to starting EXOP Capital, Mr. Gantcher was co-Chairman and CEO of Alpha Investment Management, which was sold to Safra National Bank in 2004.  Mr. Gantcher served as Vice Chairman of CIBC World Markets Corporation from 1997 to 2002.  Prior to that, Mr. Gantcher served as President and co-CEO of Oppenheimer & Company from 1983 to 1997 when it was acquired by CIBC.  Mr. Gantcher currently serves as a director of Mack-Cali Realty Corp., a publicly traded real estate company, as a trustee of the Anti-Defamation League Foundation, as a member of the steering committee of the Wall Street division of the U.J.A. Federation of New York (a philanthropic organization), and as a member of the Boards of Overseers at both Columbia University Graduate School of Business and Albert Einstein College of Medicine at Yeshiva University.  Mr. Gantcher served as a member of the Board of Trustees of Tufts University for 20 years and as Chairman of the Board for 8 years before retiring in 2003.  Mr. Gantcher received a B.A. from Tufts University and an M.B.A. from Columbia University.  Mr. Gantcher is currently a member of the Audit Committee, Nominating and Governance Committee (Chair), Compliance Committee and Valuation Committee of the Evermore Funds Trust Board of Trustees.

Eric LeGoff.  Mr. LeGoff is an experienced business executive with over 27 years of service in the financial industry.  Mr. LeGoff is the Co-Founder, President and Chief Operating Officer of the Adviser and Chief Executive Officer of the Fund.  Mr. LeGoff spent eleven years as a compliance officer, research analyst and senior vice president of operations at Mutual Series Fund.  Mr. LeGoff is also the founder of Compliance Solutions, Inc., which created the first pre-trade portfolio compliance and employee trade monitoring systems for the mutual fund industry in a joint venture with Merrin Financial, Inc. After leaving Mutual Series in 1997, Mr. LeGoff launched VIE Systems, Inc., a middleware software company, which he subsequently sold to New Era of Networks, Inc. in 1999. Later in 1999, he co-founded and served as COO at Liquidnet Holdings, Inc. and Liquidnet Inc., a registered broker/dealer. In 2001, Liquidnet launched the Liquidnet trading system, which allows large institutional buyers and sellers to anonymously negotiate and trade large blocks of equity securities globally. After leaving Liquidnet in 2007, Mr. LeGoff established Hawthorne Associates, a private equity consulting firm. Mr. LeGoff currently serves as a director/trustee on the following corporate boards: Evermore Global Advisors, LLC and FXCM Inc.  Mr. LeGoff is currently a member of the Valuation Committee and Compliance Committee (Chair) of the Evermore Funds Trust Board of Trustees.

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Risk Oversight

The Board oversees risk as part of its general oversight of the Fund and risk is addressed as part of various Board and Committee activities. The Fund is subject to a number of risks, including investment, compliance, financial, operational, and valuation risks. Day-to-day risk management with respect to the Fund resides with the Adviser or other service providers (depending on the nature of the risk). The day-to-day risk management responsibilities include management of investment performance and investment risk, valuation risk, issuer and counterparty credit risk, compliance risk and operational risk. As part of its oversight, the Board, acting at its scheduled meetings, or the Chair, acting between Board meetings, regularly interacts with and receives reports from senior personnel of the Adviser and other service providers, the Trust’s and the Adviser’s CCO and portfolio management personnel. The Board also receives periodic presentations from senior personnel of the Adviser regarding risk management generally, as well as periodic presentations regarding specific operational, compliance or investment areas. Mr. Marcus provides the Board with his assessment of portfolio risks at each quarterly Board meeting.  The Board receives regular reports from both the Fund CCO and administrator, detailing the results of the Fund’s compliance with its Board adopted policies and procedures, the investment policies and limitations, and applicable provisions of the federal securities laws and Internal Revenue Code. As needed, the Adviser discusses management issues concerning the Fund with the Board and solicits the Board’s input on many aspects of management, including potential risks to the Fund. The Board’s Audit Committee also receives reports on various aspects of risk that might affect the Fund and offers advice to management, as appropriate. The Board also meets in executive session with counsel to the Fund, counsel to the Independent Trustees, the Fund CCO and representatives of the Adviser, as needed. The Board also receives reports from counsel to the Trust, counsel to the Independent Trustees, the Adviser and the Board regarding regulatory compliance and governance matters. The Board has adopted policies and procedures designed to address certain risks to the Fund. In addition, the Adviser and other service providers to the Fund have adopted a variety of policies, procedures and controls designed to address particular risks to the Fund. Different processes, procedures and controls are employed with respect to different types of risks. However, it is not possible to eliminate all of the risks applicable to the Fund. The Board’s oversight role does not make the Board a guarantor of the Fund’s investments or activities.

Not all risks that may affect the Fund can be identified nor can controls be developed to eliminate or mitigate their occurrence or effects. It may not be practical or cost effective to eliminate or mitigate certain risks, the processes and controls employed to address certain risks may be limited in their effectiveness, and some risks are simply beyond the reasonable control of the Fund or the Adviser, its affiliates, or other service providers. Moreover, it is necessary to bear certain risks (such as investment-related risks) to achieve the Fund’s investment goals. As a result of the foregoing and other factors, the Fund’s ability to manage risk is subject to substantial limitations.

There can be no assurance that all elements of risk, or even all elements of material risk, will be disclosed to or identified by the Board or its Committees.

Board Committees

The Trust has an Audit Committee, a Nominating and Governance Committee, a Compliance Committee and a Valuation Committee. The members of both the Audit Committee and the Nominating and Governance Committee consist of all the Independent Trustees of the Fund, namely Eugene Bebout and Nathan Gantcher. The members of the Compliance Committee and Valuation Committee consist of the Independent Trustees, Eugene Bebout and Nathan Gantcher, and the Interested Trustee, Eric LeGoff.

In accordance with its written charter, the Audit Committee’s primary purposes are to assist the Board in fulfilling its responsibility for oversight of the integrity of the accounting, auditing and financial reporting practices of the Fund, the qualifications and independence of the Fund’s independent registered public accounting firm, and the Fund’s compliance with legal and regulatory requirements. The Audit Committee reviews the scope of the Fund’s audits, the Fund’s accounting and financial reporting policies and practices and its internal controls. The Audit Committee approves, and recommends to the Independent Trustees of the Fund for their ratification, the selection, appointment, retention or termination of the Fund’s independent registered public accounting firm and approves the compensation of the independent registered public accounting firm. The Audit Committee also approves all audit and permissible non-audit services provided to the Fund by the independent registered public accounting firm and all permissible non-audit services provided by the Fund’s independent registered public accounting firm to the Adviser and any affiliated service providers if the engagement relates directly to the Fund’s operations and financial reporting.  During the fiscal year ended December 31, 2013, the Audit Committee met four times.

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The Nominating and Governance Committee will accept nominees recommended by a shareholder as it deems appropriate. Stockholders who wish to recommend a nominee should send recommendations to the Fund’s Secretary that include all information relating to such person that is required to be disclosed in solicitations of proxies for the election of Trustees. A recommendation must be accompanied by a written consent of the individual to stand for election if nominated by the Board of Trustees and to serve if elected by the shareholders. The Nominating and Governance Committee will consider nominees recommended by the Fund’s shareholders when a vacancy becomes available. During the fiscal year ended December 31, 2013, the Nominating and Governance Committee did not meet.

The Compliance Committee will periodically review the Fund’s compliance policies and procedures and adherence to such policies and procedures. The Valuation Committee will periodically review the Fund’s fair value pricing policies and adherence to such policies.  During the fiscal year ended December 31, 2013, the Compliance Committee did not meet and the Valuation Committee met four times.

Board Compensation

The Trust pays each Trustee who is not an interested person, as defined by the 1940 Act, of the Adviser or any of its affiliates, a fee of $10,000 per annum plus $500 for attendance at each in-person meeting of the Board and $250 for each telephonic meeting in which that Trustee participates. Trustees also receive a fee of $250 for each meeting of any committee of the Board that they attend. Trustees receive an annual fee of $500 for serving as the chair of any standing committee of Trustees. The Chairman of the Board of Trustees will receive an annual fee of $2,000. All Trustees are reimbursed for travel and out-of-pocket expenses incurred to attend such meetings. The Fund does not pay retirement benefits to its Trustees and officers. Officers and interested Trustees of the Fund are not compensated by the Fund.   For the fiscal year ended December 31, 2013, the Trust paid the following fees to the Trustees:

Name of Person, Position	Aggregate Compensation From Trust	Pension or Retirement Benefits Accrued as Part of Fund Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation From Fund and Fund Complex(1)Paid to Trustee
Eugene Bebout, Trustee	$15,000	None	None	$15,000
Nathan Gantcher, Chairman and Trustee	$16,000	None	None	$16,000

No officer, trustee or employee of the Adviser or any of its affiliates receives any compensation from the Fund for serving as an officer or Trustee of the Fund.

As of March 31, 2014, Trustees and officers of the Fund, individually and as a group, owned 1.06% of the outstanding shares of the Fund.

As of December 31, 2013, the Trustees beneficially owned the following amount of the Fund’s securities:

Name of Trustee	Dollar Range of Equity Securities in the Global Value Fund	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Trustee
Eugene W. Bebout	$1-$10,000	$1-$10,000
Nathan Gantcher	over $1,000,000	over $1,000,000
Eric LeGoff	over $1,000,000	over $1,000,000

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A principal shareholder is any person who owns of record or beneficially 5% or more of the outstanding shares of the Fund. A control person is one who owns beneficially or through controlled companies more than 25% of the voting securities of the Fund or acknowledges the existence of control. As of March 31, 2014, the following shareholders were considered either a control person or principal shareholders of the Fund:

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Evermore Global Value Fund – Class A
Name and Address	% of Shares	Type of Ownership
Charles Schwab FBO Customers 101 Montgomery Street San Francisco, CA 94173	56.73%	Record
National Financial Services FBO Customers 200 Liberty Street New York, NY 10281	22.74%	Record
TD Ameritrade Inc. for the Exclusive Benefit of our Clients P.O. Box 2226 Omaha, NE 68103	8.40%	Record

Evermore Global Value Fund – Class I
Name and Address	% of Shares	Type of Ownership
Charles Schwab FBO Customers 101 Montgomery Street San Francisco, CA 94173	45.22%	Record
National Financial Services FBO Customers 200 Liberty Street New York, NY 10281	19.99%	Record
Southwest Securities Inc. P.O. Box 509002 Dallas, TX 75250	7.78%	Record
TD Ameritrade Inc. for the Exclusive Benefit of our Clients P.O. Box 2226 Omaha, NE 68103	6.50%	Record

INVESTMENT ADVISORY AND OTHER SERVICES

THE ADVISER

Evermore Global Advisors, LLC is the investment manager of the Fund. The Adviser was organized as a Delaware limited liability company in June 2009. Its primary place of business is at 89 Summit Avenue, Summit, New Jersey 07901. Eric LeGoff and David Marcus each own greater than 25% of the Adviser and, therefore, may be deemed to be control persons of the Adviser.  The Adviser’s primary business is to provide a variety of investment management services to investment vehicles. The Adviser is responsible for all business activities and oversight of the investment decisions made for the Fund. As of March 31, 2014, the Adviser had $390.8 million of assets under management.

The Adviser serves as investment manager to the Fund pursuant to an investment advisory agreement. The investment advisory agreement between the Adviser and the Fund provides that the Adviser shall manage the operations of the Fund, subject to policies established by the Board of Trustees. Pursuant to the investment advisory agreement, the Adviser manages the Fund’s investment portfolio, directs purchases and sales of portfolio securities and reports thereon to the Fund’s officers and Trustees regularly. The Adviser also provides the office space, facilities, equipment and personnel necessary to perform the following services for the Fund: coordination and preparation of proxy statements; supervision of Fund operations, including custodian, accountants, compliance personnel, and counsel and other parties performing services or operational functions for the Fund; certain administrative and clerical services, including certain accounting services, facilitation of redemption requests, account adjustments, development of new shareholder services and maintenance of certain books and records; and certain services related to the Fund’s shareholders, including assuring that investments and redemptions are completed efficiently, responding to shareholder inquiries and maintaining a flow of information to shareholders. In addition, the Adviser pays the compensation of the Fund’s officers, employees and Trustees affiliated with the Adviser. The Fund bears all other costs of its operations, including the compensation of its Trustees not affiliated with the Adviser and its Chief Compliance Officer.

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As compensation for its services, the Fund pays the Adviser a monthly fee at an annual rate of 0.99% of the Fund’s average daily net assets. The Adviser has agreed to limit the amount of the Global Value Fund’s total annual operating expenses, exclusive of taxes, interest on borrowings, acquired fund fees and expenses, dividends on securities sold short, brokerage commissions, and other expenditures, which are capitalized in accordance with generally accepted accounting principles, and other extraordinary expenses not incurred in the ordinary course of  the Fund's business , to 1.60% and 1.35% of the Fund’s average daily net assets for Class A and Class I shares, respectively.   The agreement is in effect through May 1, 2015, unless the advisory agreement is terminated by the Board of Trustees.

Under the terms of the investment advisory agreement between the Fund and the Adviser, neither the Adviser nor its affiliates shall be liable for losses or damages incurred by the Fund, unless such losses or damages are attributable to the willful misfeasance, bad faith or gross negligence on the part of either the Adviser or its affiliates or from reckless disregard by it of its obligations and duties under the investment advisory agreement (“disabling conduct”). In addition, the Fund will indemnify the Adviser and its affiliates and hold each of them harmless against any losses or damages not resulting from disabling conduct.

Pursuant to an expense limitation agreement the Adviser has agreed to limit the amount of the Fund’s total annual operating expenses (excluding taxes, interest on borrowings, acquired fund fees and expenses, dividends on securities sold short, brokerage commissions, and other expenses, which are capitalized in accordance with generally accepted accounting principles, and other extraordinary expenses not incurred in the ordinary course of the Fund’s business).  The Adviser will be permitted to recover, on a class by class basis, expenses it has borne pursuant to the agreement to the extent that the Fund’s expenses in later periods fall below the annual rates set forth in the agreement. The Board of Trustees must approve any recoupment payment made to the Adviser. The Fund will not be obligated to pay any such deferred fees and expenses more than one year after the end of the fiscal year in which the fee and expense was deferred.

The Fund paid the Adviser the following fees for each of Class A and Class I shares for the fiscal years ended December 31:

	Fiscal Year Ended December 31,
	2013	2012*	2011*
Management Fees Accrued by Adviser	$1,017,354	$538,045	$454,694
Management Fees Waived	$193,845	$283,608	$252,167
Management Fees Recouped	$0	$0	$0
Net Management Fees Paid to Adviser	$823,509	$254,437	$202,527
* These amounts include management fees for Class C shares.  Class C shares were suspended on February 19, 2013 and redesignated as Class A shares on March 31, 2013.

The Fund, the Adviser, and the Fund’s distributor each have adopted a code of ethics under Rule 17j-1 of the 1940 Act. These codes of ethics permit the personnel of these entities to invest in securities, including securities that the Fund may purchase or hold. The codes of ethics are on public file with, and are available from, the SEC.

PORTFOLIO MANAGER

The following table sets forth certain additional information with respect to the portfolio manager of the Fund. Unless noted otherwise, all information is provided as of December 31, 2013.

Other Accounts Managed by the Portfolio Manager

The table below identifies the number of accounts (other than the Fund with respect to which information is provided) for which the portfolio manager has day-to-day management responsibilities and the total assets in such accounts, within each of the following categories: registered investment companies, other pooled investment vehicles, and other accounts.  This information is provided as of December 31, 2013.

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	Registered investment companies managed		Other pooled investment vehicles managed		Separate accounts managed
Name of Portfolio Manager	Number of accounts	Total assets	Number of accounts	Total assets	Number of accounts	Total assets
David Marcus	0	$0	0	$0	1	$151.9 million

	Registered investment companies managed for which Adviser receives a performance-based fee		Other pooled investment vehicles managed for which Adviser receives a performance-based fee		Separate accounts managed for which Adviser receives a performance-based fee
Name of Portfolio Manager	Number of accounts	Total assets	Number of accounts	Total assets	Number of accounts	Total assets
David Marcus	0	$0	0	$0	0	$0

Portfolio Manager Compensation

Because Mr. Marcus may manage other accounts, including accounts that may pay higher fees or accounts that may pay performance-based fees, potential conflicts of interest could exist, including potential conflicts between the investment strategy of the Fund and the investment strategy of the other accounts managed by the portfolio manager and potential conflicts in the allocation of investment opportunities between the Fund and the other accounts.

Mr. Marcus is a member of the Adviser. His compensation consists of a fixed based salary and a membership interest in the firm’s profits.  Mr. Marcus may also participate in the Adviser’s matching 401(k) retirement plan.  He may, in the future, receive bonuses based on the performance of his duties and his contribution to the Adviser. The compensation program does not disproportionately reward outperformance by higher fee/performance fee products. An Adviser profits interest is the primary incentive for persons to maintain employment with the Adviser. The Adviser believes this is the best incentive to maintain stability of portfolio management personnel.

Potential Conflicts of Interest

Potential conflicts of interest may arise when the Fund’s portfolio manager has day-to-day management responsibilities with respect to one or more other funds or other accounts, as is the case for the portfolio manager listed in the table above.

The Adviser and the Fund have adopted compliance policies and procedures that are designed to address various conflicts of interest that may arise for the Adviser and the individuals that it employs. For example, the Adviser has adopted a side-by-side management of mutual funds and private accounts policy and trade allocation procedures that are designed to facilitate the fair allocation of limited investment opportunities among multiple funds and accounts. There is no guarantee, however, that the policies and procedures adopted by the Adviser and the Fund will be able to detect and/or prevent every situation in which an actual or potential conflict may appear.

These potential conflicts include:

Allocation of Limited Time and Attention. A portfolio manager who is responsible for managing multiple funds and/or accounts may devote unequal time and attention to the management of those funds and/or accounts. As a result, the portfolio manager may not be able to formulate as complete a strategy or identify equally attractive investment opportunities for each of those accounts as might be the case if he or she were to devote substantially more attention to the management of a single fund. The effects of this potential conflict may be more pronounced where funds and/or accounts overseen by a particular portfolio manager have different investment strategies.

Allocation of Limited Investment Opportunities. If the portfolio manager identifies a limited investment opportunity that may be suitable for multiple funds and/or accounts, the opportunity may be allocated among these several funds or accounts, which may limit a fund’s ability to take full advantage of the investment opportunity.

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Pursuit of Differing Strategies. At times, the portfolio manager may determine that an investment opportunity may be appropriate for only some of the funds and/or accounts for which he or she exercises investment responsibility, or may decide that certain of the funds and/or accounts should take differing positions with respect to a particular security. In these cases, the portfolio manager may place separate transactions for one or more funds or accounts which may affect the market price of the security or the execution of the transaction, or both, to the detriment or benefit of one or more other funds and/or accounts.

Selection of Brokers/Dealers. The portfolio manager may be able to select or influence the selection of the brokers and dealers that are used to execute securities transactions for the funds and/or accounts that they supervise. In addition to executing trades, some brokers and dealers provide portfolio managers with brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934), which may result in the payment of higher brokerage fees than might have otherwise been available. These services may be more beneficial to certain funds or accounts than to others. Although the payment of brokerage commissions is subject to the requirement that the portfolio manager determine in good faith that the commissions are reasonable in relation to the value of the brokerage and research services provided to the fund, the portfolio manager’s decision as to the selection of brokers and dealers could yield disproportionate costs and benefits among the funds and/or accounts that he or she manages.

Variation in Compensation. A conflict of interest may arise where the financial or other benefits available to the portfolio manager differ among the funds and/or accounts that he or she manages. If the structure of the Adviser’s management fee and/or the portfolio manager’s compensation differs among funds and/or accounts (such as where certain funds or accounts pay higher management fees or performance-based management fees), the portfolio manager might be motivated to help certain funds and/or accounts over others. The portfolio manager might be motivated to favor funds and/or accounts in which he or she has an interest or in which the Adviser and/or its affiliates have interests. Similarly, the desire to maintain or raise assets under management or to enhance the portfolio manager’s performance record or to derive other rewards, financial or otherwise, could influence the portfolio manager to lend preferential treatment to those funds and/or accounts that could most significantly benefit the portfolio manager.

Related Business Opportunities. The Adviser or its affiliates may provide more services (such as distribution or recordkeeping) for some types of funds or accounts than for others. In such cases, a portfolio manager may benefit, either directly or indirectly, by devoting disproportionate attention to the management of fund and/or accounts that provide greater overall returns to the Adviser and its affiliates.

Portfolio Manager Securities Ownership

As of December 31, 2013, Mr. Marcus owned securities of the Fund in the amount set forth in the table below.

FUND	PORTFOLIO MANAGER(S)	DOLLAR RANGE OF OWNERSHIP OF SECURITIES
Evermore Global Value Fund	David Marcus	$100,001 - $500,000

THE DISTRIBUTOR

Shares of the Fund are offered on a continuous basis through Quasar Distributors, LLC, located at 615 E. Michigan Street, Milwaukee, WI 53202 (the “Distributor”), as distributor pursuant to a distribution agreement (the “Distribution Agreement”) between the Distributor and the Fund.

Rule 12b-1 Plan

As described in the Prospectus, the Fund has adopted a Rule 12b-1 plan (the “Plan”) for its Class A shares. The Plan, among other things, permits the Class A shares to pay the Distributor a quarterly service fee at annual rates not exceeding 0.25% of the assets of the Class A shares as compensation for its services as principal underwriter of the shares of such classes. Pursuant to Rule 12b-1 under the 1940 Act, the Plan (together with the Distribution Agreement) was approved by the Fund’s Board of Trustees, including a majority of the Trustees who are not interested persons of the Fund (as defined in the 1940 Act) and who have no direct or indirect financial interest in the operations of the Plan or the Distribution Agreement. The principal types of activities for which payments under the Plan may be made include payments to intermediaries for shareholder servicing, for “no transaction fee” or wrap programs, and for retirement plan recordkeeping. Payments under the Plan also may be made for activities such as advertising, printing and mailing the Prospectus to persons who are not current shareholders, compensation to underwriters, compensation to broker-dealers, compensation to sales personnel, and interest, carrying or other financing charges. The Trust believes that the Plan benefits the Trust by increasing net sales of the Fund (or reducing net redemptions), potentially allowing the Fund to benefit from economies of scale.

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The Plan may be terminated by vote of a majority of the Independent Trustees, or by vote of a majority of the outstanding voting securities of the relevant class of shares of the Fund. The Plan may be amended by vote of the relevant Trustees, including a majority of the relevant independent Trustees, cast in person at a meeting called for that purpose. Any change in the Plan that would materially increase the fees payable thereunder by the relevant class of shares of the Fund requires approval by a vote of the holders of a majority of such shares outstanding. The Fund’s Trustees review quarterly a written report of such costs and the purposes for which such costs have been incurred.

The Plan will continue in effect for successive one-year periods, provided that each such continuance is specifically approved (i) by the vote of a majority of the Independent Trustees and (ii) by the vote of a majority of the entire Board of Trustees cast in person at a meeting called for that purpose or by a vote of a majority of the outstanding securities of the relevant class.

The following amounts paid to the Distributor under the Plan during the fiscal year ended December 31, 2013, were spent on:

	Advertising/Marketing	Payments to Dealers	Total
Global Value Fund	$42,044	$10,189	$52,233

REVENUE SHARING

The Distributor, the Adviser or an affiliate may, from time to time, out of its (or their) own resources, make substantial cash payments—sometimes referred to as “revenue sharing” — to broker dealers or financial intermediaries for various reasons in addition to any Rule 12b-1 payments described elsewhere in this SAI. These payments may support the delivery of services to the Fund or to shareholders in the Fund, including, without limitation, transaction processing and sub-accounting services. The recipients of such payments may include the Distributor, other affiliates of the manager, and broker-dealers, financial institutions, plan sponsors and administrators and other financial intermediaries through which investors may purchase shares of the Fund. In some circumstances, such payments may create an incentive for an intermediary or its employees or associated persons to recommend or sell shares of the Fund to you, rather than shares of another mutual fund. Please contact your financial intermediary or plan administrator or sponsor for details about revenue sharing payments it may receive.

Revenue sharing payments may include any portion of sub-transfer agency fees that exceed the costs of similar services provided by the Fund’s transfer agent, U.S. Bancorp Fund Services, LLC (the “Transfer Agent”). Such excess sub-transfer agency payments are paid by the Distributor, the Adviser or an affiliate out of its or their own resources. Because payments will vary according to a number of factors (including, for example, numbers of shareholder accounts serviced), the firms receiving the largest such excess payments from these parties can be expected to change in order and composition from time to time.

PROXY VOTING POLICIES AND PROCEDURES

Although individual Board members may not agree with particular policies or votes by the Adviser, the Board has approved delegating proxy voting discretion to the Adviser believing that the Adviser should be responsible for voting because it is a matter relating to the investment decision making process.

Attached as Appendix A is the summary of the guidelines and procedures that the Adviser will use to determine how to vote proxies relating to portfolio securities, including the procedures that the Adviser will use when a vote presents a conflict between the interests of Fund shareholders, on the one hand, and those of the Adviser or any affiliated person of the Fund or the Adviser, on the other. This summary of the guidelines gives a general indication as to how the Adviser will vote proxies relating to portfolio securities on each issue listed. However, the guidelines do not address all potential voting issues or the intricacies that may surround individual proxy votes. For that reason, there may be instances in which votes may vary from the guidelines presented. Notwithstanding the foregoing, the Adviser always endeavors to vote proxies relating to portfolio securities in accordance with the Fund’s investment objective and to the benefit of its clients. Information on how the Fund voted proxies relating to portfolio securities during the most recent prior 12-month period ended June 30 will be available without charge, (1) upon request, by calling 866-EVERMORE (866-383-7667), and (2) on the SEC’s website at http://www.sec.gov.

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COMPUTATION OF NET ASSET VALUE

As described in the Prospectus under the heading “How Fund Share Prices are Calculated”, the net asset value per share (“NAV”) of the Fund’s shares of a particular class is determined by dividing the total value of the Fund’s portfolio investments and other assets attributable to that class, less any liabilities, by the total number of shares outstanding of that class. The Prospectus further notes that Fund shares are valued on each day that the New York Stock Exchange is open (a “Business Day”), and describes the time (the “Valuation Time”) as of which Fund shares are valued each Business Day. The Trust expects that the holidays upon which the New York Stock Exchange will be closed are as follows: New Year’s Day, Martin Luther King, Jr. Day, President’s Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

The Fund’s liabilities are allocated among its classes. The total of such liabilities allocated to a class plus that class’s distribution and/or servicing fees and any other expenses specially allocated to that class are then deducted from the class’s proportionate interest in the Fund’s assets, and the resulting amount for each class is divided by the number of shares of that class outstanding to produce the class’s NAV. Under certain circumstances, NAV of classes of shares of the Fund with higher service and/or distribution fees may be lower than NAV of the classes of shares with lower or no service and/or distribution fees as a result of the relative daily expense accruals that result from paying different service and/or distribution fees. Generally, for funds that pay income dividends, those dividends are expected to differ over time by approximately the amount of the expense accrual differential between the fund’s classes. In accordance with regulations governing registered investment companies, the Fund’s transactions in portfolio securities and purchases and sales of Fund shares (which bear upon the number of Fund shares outstanding) are generally not reflected in NAV determined for the Business Day on which the transactions are effected (the trade date), but rather on the following Business Day.

The Board of Trustees of the Trust has delegated primary responsibility for determining or causing to be determined the value of the Fund’s portfolio securities and other assets (including any fair value pricing) and NAV of the Fund’s shares to U.S. Bancorp Fund Services, LLC, in its capacity as administrator (the “Administrator”), pursuant to valuation policies and procedures approved by the Board (the “Valuation Procedures”). The Administrator has, in turn, delegated various of these responsibilities to U.S. Bancorp Fund Services, LLC, as the Fund’s accountant, and other agents. The Trustees have established a Valuation Committee of the Board to which they have delegated responsibility for overseeing the implementation of the Valuation Procedures and fair value determinations made on behalf of the Board. As described in the Prospectus, for purposes of calculating NAV, the Fund’s investments for which market quotations are readily available are valued at market value. The following summarizes the methods used by the Fund to determine market values for the noted types of securities or instruments (although other appropriate market-based methods may be used at any time or from time to time):

Equity securities are generally valued at the official closing price or the last sale price on the exchange or over-the-counter market that is the primary market for such securities. If no sales or closing prices are reported during the day, equity securities are generally valued at the mean of the last available bid and asked quotations on the exchange or market on which the security is primarily traded, or using other market information obtained from a quotation reporting system, established market makers, or pricing services. If there is only a bid or only an asked price on such date, valuation will be at such bid or asked price for long or short positions, respectively.

Debt securities (except for short-term investments as described below) for which market quotations are readily available are valued at the mean between the last bid and asked prices received from dealers in the over-the-counter market in the United States or abroad, except that when no asked price is available, debt securities are valued at the last bid price alone. Short-term investments having a maturity of 60 days or less are generally valued at amortized cost.
Forward currency contracts are valued at the current cost of offsetting such contracts. Futures contracts are generally valued at the settlement price determined by the exchange on which the instrument is primarily traded or, if there were no trades that day for a particular instrument, at the mean of the last available bid and asked quotations on the market in which the instrument is primarily traded.

Exchange-traded options are generally valued at the mean of the bid and asked quotations on the exchange at closing. Exchange-traded options may also be valued at its NBBO (national best bid and offer from participant exchanges) reported by the Options Price Reporting Authority. OTC options not traded on an exchange are valued at the mean of the bid and asked quotations. If there is only a bid or only an asked price on such date, valuation will be at such bid or asked price for long or short options, respectively.

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Swap agreements are generally valued using a broker-dealer bid quotation or on market-based prices provided by approved pricing sources.

Portfolio securities and other assets initially valued in currencies other than the U.S. dollar are converted to U.S. dollars using exchange rates obtained from pricing services. The value of any investment that is listed or traded on more than one exchange is based on the exchange or market determined by the Adviser to be the primary trading venue for that investment. A quotation from the exchange or market deemed by the Adviser to be the secondary trading venue for a particular investment may be relied upon in instances where a quotation is not available on the primary exchange or market.

As described in the Prospectus, if market quotations are not readily available (including in cases where available market quotations are deemed to be unreliable), the Fund’s investments will be valued as determined in good faith pursuant to valuation procedures, which have been approved by the Board of Trustees (so-called “fair value pricing”). Fair value pricing may require subjective determinations about the value of a security or other asset, and fair values used to determine the Fund’s NAV may differ from quoted or published prices, or from prices that are used by others, for the same investments. Also, the use of fair value pricing may not always result in adjustments to the prices of securities or other assets held by the Fund. The Prospectus provides additional information regarding the circumstances in which fair value pricing may be used and related information.

PURCHASE AND REDEMPTION OF SHARES

The methods of buying and selling shares and the sales charges applicable to purchases of shares of the Fund are described in the Fund’s Prospectus. As stated in the Prospectus, shares of the Fund may be purchased at NAV by various persons associated with the Trust, the Adviser, certain firms providing services to the Trust or affiliates thereof for the purpose of promoting good will with employees and others with whom the Trust has business relationships, as well as in other special circumstances. Shares are offered to other persons at NAV in circumstances where there are economies of selling efforts and sales related expenses with respect to offers to certain investors.

DISTRIBUTION AND TAX CONSIDERATIONS

TAXATION OF THE FUND: IN GENERAL

The following discussion of the U.S. federal income tax consequences of investment in the Fund is based on the Internal Revenue Code of 1986, as amended (“the Code”), U.S. Treasury regulations, and other applicable authority, as of the date of this SAI. These authorities are subject to change by legislative or administrative action, possibly with retroactive effect. The following discussion is only a summary of some of the important U.S. federal tax considerations generally applicable to investments in the Fund. There may be other tax considerations applicable to particular shareholders. Shareholders should consult their own tax advisors regarding their particular situation and the possible application of federal, state, local and/or foreign tax laws.

The Fund intends to elect to be treated and to qualify each year as a regulated investment company under Subchapter M of subtitle A, chapter 1, of the Code. In order to qualify for the special tax treatment accorded regulated investment companies and their shareholders, the Fund must, among other things:

(a) derive at least 90% of its gross income for each taxable year from (i) dividends, interest, payments with respect to certain securities loans, and gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including but not limited to gains from options, futures, or forward contracts) derived with respect to its business of investing in such stock, securities, or currencies and (ii) net income derived from interests in qualified publicly traded partnerships ;

(b) diversify its holdings so that, at the end of each quarter of the Fund’s taxable year, (i) at least 50% of the market value of the Fund’s total assets consists of cash and cash items, U.S. government securities, securities of other regulated investment companies, and other securities limited in respect of any one issuer to a value not greater than 5% of the value of the Fund’s total assets and not more than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of the Fund’s total assets is invested (x) in the securities (other than those of the U.S. government or other regulated investment companies) of any one issuer or of two or more issuers that the Fund controls and that are engaged in the same, similar, or related trades or businesses, or (y) in the securities of one or more qualified publicly traded partnerships (as defined below); and

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(c) distribute with respect to each taxable year at least 90% of the sum of its investment company taxable income (as that term is defined in the Code without regard to the deduction for dividends paid—generally taxable ordinary income and the excess, if any, of net short-term capital gains over net long-term capital losses) and net tax-exempt interest income, for such year.

The Fund may invest in certain assets that do not give rise to good income and do not constitute “securities” for purposes of the regulated investment company qualification tests referred to above. The Fund may also invest in other assets, such as various derivative and structured investment products, the status of which as “securities” for the above purposes may not be fully settled.

In general, if the Fund qualifies as a regulated investment company that is accorded special tax treatment, the Fund will not be subject to federal income tax on income distributed in a timely manner to its shareholders in the form of dividends (including Capital Gain Dividends, as defined below).

By contrast, if the Fund were to fail to qualify as a regulated investment company in any taxable year, the Fund would be subject to tax on its taxable income at corporate rates. In addition, all distributions from earnings and profits, including any distributions of net tax-exempt income and net long-term capital gains, would be taxable to shareholders as dividend income. Some portions of such distributions may be eligible for the dividends received deduction in the case of corporate shareholders or may be treated as qualified dividend income to individual shareholders. Finally, the Fund could be required to recognize unrealized gains, pay substantial taxes and interest and make substantial distributions before requalifying as a regulated investment company.

The Fund intends to distribute at least annually to its shareholders all or substantially all of its investment company taxable income (computed without regard to the dividends-paid deduction) and may distribute its net capital gain (the excess of net long-term capital gain over net short-term capital loss). Investment company taxable income that is retained by the Fund will be subject to tax at regular corporate rates. If the Fund retains any net capital gain, it will be subject to tax at regular corporate rates on the amount retained. However, the Fund may designate the retained capital gain amount as undistributed capital gains in a notice to its shareholders who (i) will be required to include in income for federal income tax purposes, as long-term capital gain, their share of such undistributed amount, and (ii) will be entitled to credit their proportionate share of the tax paid by the Fund on such undistributed amount against their federal income tax liabilities, if any, and to claim refunds on a properly-filed U.S. tax return to the extent the credit exceeds such liabilities. For federal income tax purposes, the tax basis of shares owned by a shareholder of the Fund will be increased by an amount equal under current law to the difference between the amount of undistributed capital gains included in the shareholder’s gross income and the tax deemed paid by the shareholder under clause (ii) of the preceding sentence.

In determining its net capital gain for Capital Gain Dividend purposes, a regulated investment company generally may elect to treat the greatest of (i) the net capital loss, (ii) the net long-term capital loss, or (iii) the net short-term capital loss incurred after October 31 (the “post-October capital loss”) as if it had been incurred in the succeeding year. A regulated investment company, in determining its taxable income, may also elect to treat all or part of the post-October capital loss and certain other losses incurred after October 31 as if they had been incurred in the succeeding year.

As of December 31, 2013, the Fund deferred, on a tax basis, post-October losses of $462,126, which will be recognized in the following year.

If the Fund fails to distribute in a calendar year an amount at least equal to the sum of 98% of its ordinary income for such year and 98.2% of its capital gain net income for the one-year period ending October 31 of such year, plus any retained amount from the prior year, the Fund will be subject to a nondeductible 4% excise tax on the undistributed amounts. For these purposes, the Fund will be treated as having distributed any amount on which it has been subject to corporate income tax in the taxable year ending within the calendar year. A dividend paid to shareholders in January of a year generally is deemed to have been paid by the Fund on December 31 of the preceding year, if the dividend was declared and payable to shareholders of record on a date in October, November or December of that preceding year. The Fund intends generally to make distributions sufficient to avoid imposition of the 4% excise tax, although there can be no assurance that it will be able to do so.

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FUND DISTRIBUTIONS

Except in the case of certain shareholders eligible for preferential tax treatment, e.g., qualified retirement or pension trusts, shareholders of the Fund generally will be subject to federal income tax on Fund distributions. Distributions are taxable whether shareholders receive them in cash or reinvest them in additional shares through a dividend reinvestment plan.

Distributions are taxable to shareholders even if they are paid from income or gains earned by the Fund before a shareholder’s investment (and thus were included in the price the shareholder paid for his or her shares). Such distributions are likely to occur in respect of shares purchased at a time when the Fund’s NAV reflects gains that are either unrealized, or realized but not distributed. Such realized gains may be required to be distributed even when the Fund’s NAV also reflects unrealized losses.

Distributions by the Fund of investment income generally will be taxable to shareholders as ordinary income. Taxes on distributions of capital gains are determined by how long the Fund owned the investments that generated them, rather than how long a shareholder has owned his or her shares. Distributions of net capital gains from the sale of investments that the Fund owned for more than twelve months and that are reported to shareholders by the Fund as capital gain dividends (“Capital Gain Dividends”) will be taxable as long-term capital gains. Distributions from capital gains are generally made after applying any available capital loss carryovers.  For non-corporate shareholders, long-term capital gain is currently taxed at a maximum rate of 20%. Distributions of gains from the sale of investments that the Fund owned for twelve months or less will be taxable as ordinary income. Non-corporate taxpayers with income above certain threshholds are subject to a 3.8% medicare tax on all or a portion of their net investment income.  Net investment income includes dividends, interest and capital gains.

At December 31, 2013, the Fund had capital loss carryforwards which may be carried forward indefinitely for federal income tax purposes of $5,188,831, of which $694,279 are short-term unlimited losses and $4,494,552 are long-term capital losses.

Distributions of investment income reported to shareholders by the Fund as derived from “qualified dividend income” will be taxed in the hands of individuals at the rates applicable to long-term capital gains, provided that both the shareholder and the Fund meet certain holding period and other requirements. Specifically, in order for some portion of the dividends received by a Fund shareholder to be “qualified dividend income,” the Fund must meet certain holding period and other requirements with respect to some portion of the dividend-paying stocks in its portfolio and the shareholder must meet certain holding period and other requirements with respect to the Fund’s shares. A dividend will not be treated as qualified dividend income (at either the Fund or shareholder level) (1) if the dividend is received with respect to any share of stock held for fewer than 61 days during the 121-day period beginning on the date which is 60 days before the date on which such share becomes ex-dividend with respect to such dividend (or, in the case of certain preferred stock, 91 days during the 181-day period beginning 90 days before such date), (2) to the extent that the recipient is under an obligation (whether pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property, (3) if the recipient elects to have the dividend income treated as investment income for purposes of the limitation on deductibility of investment interest, or (4) if the dividend is received from a foreign corporation that is (a) not eligible for the benefits of a comprehensive income tax treaty with the United States (with the exception of dividends paid on stock of such a foreign corporation that is readily tradable on an established securities market in the United States) or (b) treated as a passive foreign investment company.

In general, distributions of investment income reported to shareholders by the Fund as derived from qualified dividend income will be treated as qualified dividend income by a shareholder taxed as an individual, provided the shareholder meets the holding period and other requirements described above with respect to the Fund’s shares. If the aggregate qualified dividends received by the Fund during any taxable year are 95% or more of its gross income (excluding net long-term capital gain over net short-term capital loss), then 100% of the Fund’s dividends (other than dividends reported to shareholders as Capital Gain Dividends) will be eligible to be treated as qualified dividend income.

Dividends of net investment income received by corporate shareholders of the Fund will qualify for the 70% dividends-received deduction generally available to corporations to the extent of the amount of qualifying dividends received by the Fund from domestic corporations for the taxable year. A dividend received by the Fund will not be treated as a qualifying dividend (1) if the stock on which the dividend is paid is considered to be “debt-financed” (generally, acquired with borrowed funds), (2) if it has been received with respect to any share of stock that the Fund has held for less than 46 days during the 91-day period beginning on the date which is 45 days before the date on which such share becomes ex-dividend with respect to such dividend (less than 91 days during the 181-day period beginning 90 days before such date in the case of certain preferred stock) or (3) to the extent that the Fund is under an obligation (pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property. Moreover, the dividends received deduction may be disallowed or reduced (1) if the corporate shareholder fails to satisfy the foregoing requirements with respect to its shares of the Fund or (2) otherwise by application of the Code.

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If the Fund makes a distribution to a shareholder in excess of the Fund’s current and accumulated earnings and profits in any taxable year, the excess distribution will be treated as a return of capital to the extent of such shareholder’s tax basis in its shares, and thereafter as capital gain. A return of capital is not taxable, but it reduces a shareholder’s tax basis in its shares, thus reducing any loss or increasing any gain on a subsequent taxable disposition by the shareholder of its shares.

SALES AND REDEMPTIONS

The sale or redemption of Fund shares may give rise to a gain or loss. In general, any gain or loss realized upon a taxable disposition of shares will be treated as long-term capital gain or loss if the shares have been held for more than 12 months. Otherwise, the gain or loss on a taxable disposition of Fund shares will be treated as short-term capital gain or loss. However, any loss realized upon a taxable disposition of shares held for six months or less will be treated as long-term, rather than short-term, to the extent of any long-term capital gain distributions received (or deemed received) by the shareholder with respect to the shares. All or a portion of any loss realized upon a taxable disposition of Fund shares will be disallowed if other substantially identical shares of the Fund are purchased within 30 days before or after the disposition. In such a case, the basis of the newly purchased shares will be adjusted to reflect the disallowed loss.

For shares acquired on or after January 1, 2012, the Fund (or relevant broker or financial advisor) is required to compute and report to the Internal Revenue Service (“IRS”) and furnish to Fund shareholders cost basis information when such shares are sold or exchanged.  The Fund has elected to use the average cost method, unless you instruct the Fund to use a different IRS-accepted cost basis method, or choose to specifically identify your shares at the time of each sale or exchange.  If your account is held by your broker or other financial advisor, they may select a different cost basis method.  In these cases, please contact your broker or other financial advisor to obtain information with respect to the available methods and elections for your account.  You should carefully review the cost basis information provided by the Fund and make any additional basis, holding period or other adjustments that are required when reporting these amounts on your federal and state income tax returns.  Fund shareholders should consult with their tax advisors to determine the best IRS-accepted cost basis method for their tax situation and to obtain more information about how the cost basis reporting requirements apply to them.

FOREIGN TAXES AND INVESTMENTS

Income received by the Fund from sources within foreign countries may be subject to withholding and other taxes imposed by such countries. Tax treaties between certain countries and the U.S. may reduce or eliminate such taxes. If more than 50% of the Fund’s assets at year end consist of the securities of foreign corporations, the Fund may elect to permit shareholders to claim a credit or deduction on their income tax returns for their pro rata portions of qualified taxes paid by the Fund to foreign countries in respect of foreign securities that the Fund has held for at least the minimum period specified in the Code. In such a case, shareholders will include in gross income from foreign sources their pro rata share of such taxes. A shareholder’s ability to claim a foreign tax credit or deduction in respect of foreign taxes paid by a Fund may be subject to certain limitations imposed by the Code, which may result in the shareholder’s not getting a full credit or deduction for the amount of such taxes. Shareholders who do not itemize on their federal income tax returns may claim a credit (but not a deduction) for such foreign taxes.

The Fund may invest in one or more “passive foreign investment companies” (“PFICs”). A PFIC is generally any foreign corporation if, for any year in the Fund’s holding period, (i) 75 percent or more of the income of the corporation is passive income, or (ii) at least 50 percent of the assets of the corporation (generally by value, but by adjusted tax basis in certain cases) produce or are held for the production of passive income. Generally, passive income for this purpose means dividends, interest (including income equivalent to interest), royalties, rents, annuities, the excess of gain over losses from certain property transactions and commodities transactions, and foreign currency gains.

Investments by the Fund in a PFIC could potentially subject the Fund to a U.S. federal income tax (including interest charges) on distributions received from the PFIC or on proceeds received from the disposition of shares in the PFIC. This tax cannot be eliminated by making distributions to Fund shareholders. However, the Fund may make elections to avoid the imposition of such taxes. For example, the Fund may be able to elect to treat a PFIC as a “qualified electing fund” (i.e., make a “QEF election”), in which case the Fund will be required to include its share of the PFIC’s income and net capital gains annually, regardless of whether it receives any distribution from the PFIC. The Fund may also make an election to mark the gains (and to a limited extent losses) in a PFIC “to the market” as though it had sold and repurchased its holdings in the PFIC on the last day of the Fund’s taxable year. Such gains and losses are treated as ordinary income and loss. The QEF and mark-to-market elections may accelerate the recognition of income by the Fund (without the receipt of cash) and increase the amount required to be distributed by the Fund to avoid taxation. Making either of these elections therefore may require the Fund to liquidate other investments (including when it is not advantageous to do so) to meet its distribution requirement, which also may accelerate the recognition of gain and affect the Fund’s total return. Dividends paid by PFICs will not be eligible to be treated as “qualified dividend income.”

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Finally, the Fund’s transactions in foreign currencies, foreign currency-denominated debt obligations and certain foreign currency options, futures contracts and forward contracts (and similar instruments) may give rise to ordinary income or loss to the extent such income or loss results from fluctuations in the value of the foreign currency concerned.

CERTAIN INVESTMENTS IN DEBT OBLIGATIONS

If the Fund purchases a debt obligation with acquisition discount or original issue discount (“OID”), the Fund may be required to include the acquisition discount or OID in income over the term of the debt security, even though payment of that amount is not received until a later time, usually when the debt security matures. The Fund may make one or more of the elections applicable to debt obligations having acquisition discount or OID, which could affect the character and timing of recognition of income by the Fund. The Fund may be required to pay out as an income distribution each year an amount which is greater than the total amount of cash interest the Fund actually received. Such distributions may be made from the cash assets of the Fund or by liquidation of portfolio securities, if necessary. The Fund may realize gains or losses from such liquidations. In the event the Fund realizes net capital gains from such transactions, its shareholders may receive a larger distribution than they would in the absence of such transactions.

Payment-in-kind securities will also give rise to income which is required to be distributed even though the Fund holding the security receives no interest payment in cash on the security during the year. In addition, investments in certain ETNs may accrue interest which is required to be distributed to shareholders, even though the Fund may not receive any interest payment in cash on the security during the year.

Investments in debt obligations that are in the lowest rating categories or are unrated, including debt obligations of issuers at risk of or in default present special tax issues for the Fund. Tax rules are not entirely clear about issues such as when the Fund may cease to accrue interest, OID or market discount, when and to what extent deductions may be taken for bad debts or worthless securities and how payments received on obligations in default should be allocated between principal and interest. These and other related issues will be addressed by the Fund when, as and if it invests in such securities, in order to seek to ensure that it distributes sufficient income to preserve its status as a regulated investment company and does not become subject to U.S. federal income or excise tax.

DERIVATIVE TRANSACTIONS

If the Fund engages in derivative transactions, including transactions in options, futures contracts, forward contracts, swap agreements, foreign currencies and straddles, other Section 1256 contracts or other similar transactions, including for hedging purposes, it will be subject to special tax rules (including mark-to-market, constructive sale, straddle, wash sale and short sale rules), the effect of which may be to accelerate income to the Fund, defer losses to the Fund, cause adjustments in the holding periods of the Fund’s securities, convert long-term capital gains into short-term capital gains and convert short-term capital losses into long-term capital losses. These rules could therefore affect the amount, timing and character of distributions to shareholders.

The Fund’s transactions in foreign currency-denominated debt instruments and certain of its derivative activities may produce a difference between its book income and its taxable income. If the Fund’s book income exceeds its taxable income, the distribution (if any) of such excess generally will be treated as (i) a dividend to the extent of the Fund’s remaining earnings and profits (including earnings and profits arising from tax-exempt income), (ii) thereafter, as a return of capital to the extent of the recipient’s basis in its shares, and (iii) thereafter, as gain from the sale or exchange of a capital asset. If the Fund’s book income is less than the sum of its taxable income and net tax-exempt income (if any), the Fund could be required to make distributions exceeding book income to qualify as a regulated investment company and to eliminate fund-level income tax.

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CERTAIN INVESTMENTS IN REAL ESTATE INVESTMENT TRUSTS

If the Fund invests in equity securities of real estate investment trusts (“REITs”), such investments may require the Fund to accrue and distribute income not yet received. In order to generate sufficient cash to make the requisite distributions, the Fund may be required to sell securities in its portfolio (including when it is not advantageous to do so) that it otherwise would have continued to hold. The Fund’s investment in REIT equity securities may at other times result in the Fund’s receipt of cash in excess of the REIT’s earnings. If the Fund distributes such amounts, such distribution could constitute a return of capital to the Fund’s shareholders for federal income tax purposes. Dividends received by the Fund from a REIT generally will not constitute qualified dividend income. In addition, all or a portion of gains received from a REIT may be Section 1250 recapture income subject to tax at the maximum rate of 25%.

The Fund may invest directly or indirectly in residual interests in real estate mortgage investment conduits (“REMICs”) or equity interests in taxable mortgage pools (“TMPs”) or REITs that invest in TMPs. Under a notice issued by the IRS and Treasury regulations that have not yet been issued, but may apply retroactively, a portion of the Fund’s income (including income allocated to the Fund from a REIT or other pass-through entity) that is attributable to a residual interest in a REMIC or an equity interest in a TMP (referred to in the Code as an “excess inclusion”) will be subject to federal income tax in all events. This notice also provides, and the regulations are expected to provide, that excess inclusion income of a regulated investment company, such as the Fund, will be allocated to shareholders of the regulated investment company in proportion to the dividends received by such shareholders, with the same consequences as if the shareholders held the related interest directly. As a result, a fund investing in such interests may not be a suitable investment for certain tax-exempt shareholders, as discussed under Tax-Exempt Shareholders below.

In general, excess inclusion income allocated to shareholders (i) cannot be offset by net operating losses (subject to a limited exception for certain thrift institutions), (ii) will constitute unrelated business taxable income (“UBTI”) to entities (including a qualified pension plan, an individual retirement account, a 401(k) plan, a Keogh plan or other tax-exempt entity) subject to tax on unrelated business income, thereby potentially requiring such an entity that is allocated excess inclusion income, and otherwise might not be required to file a tax return, to file a tax return and pay tax on such income, and (iii) in the case of a non-U.S. shareholder, will not qualify for any reduction in U.S. federal withholding tax.

TAX-EXEMPT SHAREHOLDERS

Under current law, the Fund generally serves to “block” (that is, prevent the attribution to shareholders of) UBTI from being realized by tax-exempt shareholders. Notwithstanding this “blocking” effect, a tax-exempt shareholder of the Fund could realize UBTI by virtue of its investment in the Fund if shares in the Fund constitute debt-financed property in the hands of the tax-exempt shareholder within the meaning of Code Section 514(b). A tax-exempt shareholder may also recognize UBTI if the Fund recognizes “excess inclusion income” derived from direct or indirect investments in residual interests in REMICs or equity interests in TMPs (as described above). Any investment by the Fund in residual interests of a collateralized mortgage obligation (a “CMO”) that has elected to be treated as a REMIC can create complex tax problems, especially if the Fund has state or local governments or other tax-exempt organizations as shareholders.

BACKUP WITHHOLDING

The Fund generally is required to withhold and remit to the U.S. Treasury a percentage of the taxable distributions and redemption proceeds paid to any individual shareholder who fails to properly furnish the Fund with a correct taxpayer identification number (“TIN”), who has under-reported dividend or interest income, or who fails to certify to the Fund that he or she is not subject to such withholding. The backup withholding tax rate is 28%. Backup withholding is not an additional tax.  Any amounts withheld may be credited against the shareholder's U.S. federal income tax liability, provided the appropriate information is furnished to the IRS.

NON-U.S. SHAREHOLDERS

In general, dividends (other than those reported to shareholders as Capital Gain Dividends) that are paid by the Fund to a shareholder that is not a “United States person” within the meaning of the Code (a “foreign person”) are generally subject to withholding of U.S. federal income tax at a rate of 30% (or lower applicable treaty rate).  However, for taxable years of the Fund beginning before January 1, 2014, dividends attributable to the Fund’s interest income from U.S. obligors and dividends attributable to net short-term capital gains of the Fund are exempt from the 30% withholding tax.

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In the case of a shareholder who or which is eligible for the benefits of a tax treaty with the United States, any effectively connected income or gain will generally be subject to U.S. federal income tax on a net basis only if it is also attributable to a permanent establishment maintained by the shareholder in the United States. A beneficial holder of shares who is a foreign person may be subject to state and local tax and to the U.S. federal estate tax in addition to the federal tax on income referred to above.

In order to qualify for any exemptions from withholding described above or for lower withholding tax rates under income tax treaties, or to establish an exemption from backup withholding, a foreign person must comply with special certification and filing requirements relating to its non-U.S. status (including, in general, furnishing an IRS Form W-8BEN or substitute form). Foreign investors in the Fund should consult their tax advisors in this regard.

TAX DEFERRED PLANS

Special tax rules apply to investments through defined contribution plans and other tax-qualified plans. Shareholders should consult their tax advisers to determine the suitability of shares of the Fund as an investment through such plans and the precise effect of such an investment on their particular tax situation.

State and Local Taxes

Although the Fund expects to qualify as a regulated investment company and to be relieved of all or substantially all federal income taxes, depending upon the extent of its activities in states and localities in which its offices are maintained, in which its agents or independent contractors are located, or in which it is otherwise deemed to be conducting business, the Fund may be subject to the tax laws of such states or localities.

PORTFOLIO TRANSACTIONS AND BROKERAGE

INVESTMENT DECISIONS AND PORTFOLIO TRANSACTIONS

Investment decisions for the Fund are made with a view to achieving its investment objective. Investment decisions are the product of many factors in addition to basic suitability for the particular client involved (including the Fund). Some securities considered for investment by the Fund may also be appropriate for other clients served by the Adviser. Thus, a particular security may be bought or sold for certain clients even though it could have been bought or sold for other clients at the same time. If a purchase or sale of securities consistent with the investment policies of the Fund and one or more of these clients is considered at or about the same time, transactions in such securities will be allocated among the Fund and clients in a manner deemed fair and reasonable by the Adviser. Particularly when investing in less liquid or illiquid securities of smaller capitalization companies, such allocation may take into account the asset size of the Fund in determining whether the allocation of an investment is suitable. The Adviser may aggregate orders for the Fund with simultaneous transactions entered into on behalf of its other clients so long as price and transaction expenses are averaged either for the portfolio transaction or for that day. Likewise, a particular security may be bought for one or more clients when one or more clients are selling the security. In some instances, one client may sell a particular security to another client. It also sometimes happens that two or more clients simultaneously purchase or sell the same security, in which event each day’s transactions in such security are, insofar as possible, averaged as to price and allocated between such clients in a manner which in the Adviser’s opinion is equitable to each and in accordance with the amount being purchased or sold by each. There may be circumstances when purchases or sales of portfolio securities for one or more clients will have an adverse effect on other clients, including the Fund.

BROKERAGE AND RESEARCH SERVICES

There is generally no stated commission in the case of securities traded on a principal basis in the over-the-counter markets, but the price paid by the Fund usually includes an undisclosed dealer commission or markup. In underwritten offerings, the price paid by the Fund includes a disclosed, fixed commission or discount retained by the underwriter or dealer. Transactions on U.S. stock exchanges and other agency transactions involve the payment by the Fund of negotiated brokerage commissions. Such commissions vary among different brokers. Also, a particular broker may charge different commissions according to such factors as the difficulty and size of the transaction. Transactions in non-U.S. securities generally involve the payment of fixed brokerage commissions, which are generally higher than those in the United States. The purchase by the Fund of participations or assignments may be pursuant to privately negotiated transactions pursuant to which the Fund may by required to pay fees to the seller or forego a portion of payments in respect of the participation agreement.

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The Adviser places orders for the purchase and sale of portfolio securities, options and futures contracts and buys and sells such securities, options and futures for the Fund through a substantial number of brokers and dealers. In so doing, the Adviser uses its best efforts to obtain for the Fund the most favorable price and execution available, except to the extent it may be permitted to pay higher brokerage commissions as described below. In seeking the most favorable price and execution, the Adviser, having in mind the Fund’s best interests, considers all factors it deems relevant, including, by way of illustration, price, the size of the transaction, the nature of the market for the security, the amount of the commission, the timing of the transaction taking into account market prices and trends, the reputation, experience and financial stability of the broker-dealer involved and the quality of service rendered by the broker-dealer in that or other transactions.

The Adviser places orders for the purchase and sale of portfolio investments for the Fund’s accounts with brokers or dealers selected by it in its discretion. In effecting purchases and sales of portfolio securities for the accounts of the Fund, the Adviser will seek the best price and execution of the Fund’s orders. In doing so, the Fund may pay higher commission rates than the lowest available when the Adviser believes it is reasonable to do so in light of the value of the brokerage and research services provided by the broker effecting the transaction, as discussed below. Although the Fund may use a broker-dealer that sells Fund shares to effect transactions for the Fund’s portfolio, the Fund will not consider the sale of Fund shares as a factor when selecting broker-dealers to execute those transactions.

It has for many years been a common practice in the investment advisory business for advisers of investment companies and other institutional investors to receive research and brokerage products and services (together, “services”) from broker-dealers which execute portfolio transactions for the clients of such advisers. Consistent with this practice, the Adviser receives services from many broker-dealers with which the Adviser places the Fund’s portfolio transactions. These services, which in some cases may also be purchased for cash, may include, among other things, such items as general economic and security market reviews, industry and company reviews, evaluations of securities, recommendations as to the purchase and sale of securities, and services related to the execution of securities transactions. The advisory fees paid by the Fund are not reduced because the Adviser receives such services even though the receipt of such services relieves the Adviser from expenses they might otherwise bear. Research and brokerage services provided by broker-dealers chosen by the Adviser to place the Fund’s portfolio transactions may be useful to the Adviser in providing services to the Adviser’s other clients, although not all of these services may be necessarily useful and of value to the Adviser in managing the Fund. Conversely, research and brokerage services provided to the Adviser by broker-dealers in connection with trades executed on behalf of other clients of the Adviser may be useful to the Adviser in managing the Fund, although not all of these services may be necessarily useful and of value to the Adviser in managing such other clients.

In reliance on the “safe harbor” provided by Section 28(e) of the Securities Exchange Act of 1934, as amended (the “1934 Act”), the Adviser may cause the Fund to pay a broker-dealer which provides “brokerage and research services” (as defined for purposes of Section 28(e)) to the Adviser an amount of commission for effecting a securities transaction for the Fund in excess of the commission which another broker-dealer would have charged for effecting that transaction if the Adviser determines in good faith that the commission is reasonable in relation to the value of the brokerage and research services provided by the broker-dealer viewed in terms of either a particular transaction or the Adviser’s overall responsibilities to the advisory accounts for which it exercises investment discretion.

The Adviser may place orders for the purchase and sale of exchange-listed portfolio securities with a broker-dealer that is an affiliate of the Adviser where, in the judgment of the Adviser, such firm will be able to obtain a price and execution at least as favorable as other qualified broker-dealers. Pursuant to rules of the SEC, a broker-dealer that is an affiliate of the Adviser may receive and retain compensation for effecting portfolio transactions for the Fund on a securities exchange if the commissions paid to such an affiliated broker-dealer by the Fund on exchange transactions do not exceed “usual and customary brokerage commissions.” The rules define “usual and customary” commissions to  include amounts which are “reasonable and fair compared to the commission, fee or other remuneration received or to be received by other brokers in connection with comparable transactions involving similar securities being purchased or sold on a securities exchange during a comparable period of time.”

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The following table shows the aggregate amount of brokerage commissions paid by the Fund for the periods indicated:

	As of December 31,
	2013	2012	2011
Evermore Global Value Fund	$283,307	$249,800	$235,798

During the fiscal year ended December 31, 2013, the Fund paid more in brokerage commissions than during the fiscal year ended December 31, 2012 because the Fund experienced significant inflows of capital during 2013 and as such the Adviser rebalanced the Fund’s portfolio by adding to securities positions.

The Adviser may select broker dealers at least partially based on the brokerage and research services they provide to the Adviser, in accordance with Section 28(e) of the Securities Exchange Act of 1934. The research can be created or developed by that broker dealer or by a third party. When an investment adviser uses client commissions to pay for these brokerage and research services, it is called “soft dollars.”   The Adviser may take into account the research resources, as well as the execution capabilities, of a broker when selecting a broker for a securities transaction. Therefore, securities orders may be placed with a broker that provides access to their research analysts, key company management, relevant industry and company conferences, and other value-added research services.

The Adviser has not historically used, and does not intend in the future to use, client commissions, or soft dollars, to pay for computer hardware or software, stock quotation and market data services (e.g., Bloomberg), or similar products and services.  The Adviser pays and plans to continue to pay for these services from its own capital resources.

Subject to the criteria of Section 28(e), the Adviser may pay a broker a commission more than what another broker may have charged for executing the same transaction because of the brokerage and research services provided by the broker.  When the Adviser uses client brokerage commissions (or markups or markdowns) to obtain research or other services, the Adviser receives a benefit because it does not have to produce or pay for such products or services.  The Adviser may have an incentive to select or recommend a broker-dealer based on its interest in receiving research or other services, rather than on its clients’ interest in receiving most favorable execution.    The Adviser may cause clients to pay commissions higher than those charged by other broker-dealers who do not provide research or other brokerage services (“execution-only brokers”) in return for soft dollar benefits.  The Adviser uses these research or other services for its clients generally. Therefore, soft dollar benefits are not necessarily limited to those accounts that generate the benefit, nor are soft dollar benefits necessarily allocated to accounts in proportion to the soft dollar credits the accounts generate. A potential conflict of interest is that the allocation of the costs and benefits of these research and execution services may not be allocated fairly among accounts. For example, larger accounts tend to generate more soft dollar benefits than smaller accounts, assuming the accounts have similar portfolio turnover rates. The Adviser does not build up soft dollar credits to pay for research product and services that are not provided by the broker-dealers (or their affiliates and partners) it uses to execute securities transactions.

During its last fiscal year, the Adviser acquired research reports, access to research analysts, access to corporate management teams, and access to industry and company conferences from a number of the broker-dealers we used to execute securities transactions.  The Adviser believes it obtained best execution for its clients when executing securities transactions through these firms.

During our last fiscal year, we directed client transactions to a number of broker-dealers based on factors including, but not limited to, (i) access to liquidity in the relevant security, (ii) access to corporate management, (iii) access to research analysts and other broker-dealer personnel who provided assistance in the research and analysis of the relevant security, (iv) access to a conference that provided assistance in the research and analysis of the relevant security, and (v) whether the broker-dealer generated the idea for the relevant security.  We believe we obtained best execution for our clients when executing securities transactions through these firms.

During the most recent fiscal year, the Fund did not acquire any securities of its regular broker dealers.

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DESCRIPTION OF THE TRUST

The Trust’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of each series. Each share of the Fund represents an equal proportionate interest in the Fund with each other share of the Fund and is entitled to a proportionate interest in the dividends and distributions from the Fund. The Declaration of Trust further permits the Board of Trustees to divide the shares of each series into any number of separate classes, each having such rights and preferences relative to other classes of the same series as the Board of Trustees may determine. When you invest in the Fund, you acquire freely transferable shares of beneficial interest that entitle you to receive dividends as determined by the Board of Trustees and to cast a vote for each share you own at shareholder meetings. The shares of the Fund do not have any preemptive rights. Upon termination of the Fund, whether pursuant to liquidation of the Trust or otherwise, shareholders of each class of the Fund are entitled to share pro rata in the net assets attributable to that class of shares of the Fund available for distribution to shareholders. The Declaration of Trust also permits the Board of Trustees to charge shareholders directly for custodial, transfer agency, and servicing expenses.

Shares of the Fund are currently divided into two classes, designated Class A and Class I Shares.

The assets received by each class of the Fund for the issue or sale of its shares and all income, earnings, profits, losses and proceeds therefrom, subject only to the rights of creditors, are allocated to, and constitute the underlying assets of, that class of the Fund. The underlying assets of each class of the Fund are segregated and are charged with the expenses with respect to that class of the Fund and with a share of the general expenses of the Fund and Trust. Any general expenses of the Trust that are not readily identifiable as belonging to a particular class of the Fund are allocated by or under the direction of the Trustees in such manner as the Trustees determine to be fair and equitable. While the expenses of the Trust are allocated to the separate books of account of the Fund, certain expenses may be legally chargeable against the assets of all of the funds in a Trust.

The Declaration of Trust also permits the Board of Trustees, without shareholder approval, to subdivide the Fund or series or class of shares into various sub-series or sub-classes with such dividend preferences and other rights as the Trustees may designate. The Board of Trustees may also, without shareholder approval, establish one or more additional series or classes or merge two or more existing series or classes without shareholder approval. Shareholders’ investments in such an additional or merged series would be evidenced by a separate series of shares (i.e., a new Fund).

The Declaration of Trust provides for the perpetual existence of the Trust. The Trust or the Fund, however, may be terminated at any time by a majority vote of the Trustees of the Board of Trustees. Similarly, any class within the Fund may be terminated by a majority vote of the Trustees of the Board of Trustees.

Shareholders of the Fund are entitled to one vote for each full share held (with fractional votes for each fractional share held) and may vote (to the extent provided therein) on the election of Trustees and the termination of the Trust and on other matters submitted to the vote of shareholders.

All classes of shares of the Fund have identical voting rights except that each class of shares has exclusive voting rights on any matter submitted to shareholders that relates solely to that class, and has separate voting rights on any matter submitted to shareholders in which the interests of one class differ from the interests of any other class. Each class of shares has exclusive voting rights with respect to matters pertaining to any distribution or servicing plan or agreement applicable to that class. Matters submitted to shareholder vote will be approved by each series separately except (i) when required by the 1940 Act, shares shall be voted together and (ii) when the matter does not affect all series, then  only shareholders of the series affected shall be entitled to vote on the matter. Consistent with the current position of the SEC, shareholders of all series and classes vote together, irrespective of series or class, on the election of Trustees and the selection of the Trust’s independent registered public accounting firm, but shareholders of each series vote separately on most other matters requiring shareholder approval, such as certain changes in investment policies of that series or the approval of the investment advisory and any subadvisory agreement relating to that series, and shareholders of each class within a series vote separately as to the Rule 12b-1 plan (if any) relating to that class.

There will normally be no meetings of shareholders for the purpose of electing Trustees, except that, in accordance with the 1940 Act, (i) a Trust will hold a shareholders’ meeting for the election of Trustees at such time as less than a majority of the Trustees holding office have been elected by shareholders, and (ii) if there is a vacancy on the Board of Trustees, such vacancy may be filled only by a vote of the shareholders unless, after filling such vacancy by other means, at least two-thirds of the Trustees holding office shall have been elected by the shareholders. In addition, Trustees may be removed from office by a vote of at least a majority of the holders of the outstanding shares or by a vote of the holders of at least a majority of the outstanding shares at a meeting duly called for that purpose.

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Except as set forth above, the Trustees shall continue to hold office and may appoint successor Trustees. Shareholder voting rights are not cumulative.

The affirmative vote of a majority of shares of the Trust voted (assuming a quorum is present in person or by proxy) is required to amend the Declaration of Trust if such amendment (1) affects the power of shareholders to vote, (2) amends the section of the relevant Declaration of Trust governing amendments, (3) is one for which a vote is required by law or by the Trust’s registration statement or (4) is submitted to the shareholders by the Trustees. If one or more new series of a Trust is established and designated by the Trustees, the shareholders having beneficial interests in the Fund shall not be entitled to vote on matters exclusively affecting such new series, such matters including, without limitation, the adoption of or any change in the investment objectives, policies or restrictions of the new series and the approval of the investment advisory contracts of the new series. Similarly, the shareholders of the new series shall not be entitled to vote on any such matters as they affect the Fund.

Shareholder and Trustee Liability

Under Massachusetts law, shareholders could, under certain circumstances, be held personally liable for the obligations of the Trust. However, the Declaration of Trust disclaims shareholder liability for acts or obligations of the Trust and requires that notice of such disclaimer be given in each agreement, obligation or instrument entered into or executed by the Trust or the Trustees. The Declaration of Trust provides for indemnification out of the Fund’s property for all loss and expense of any shareholder held personally liable for the obligations of the Fund by reason of owning shares of the Fund. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is considered remote since it is limited to circumstances in which the disclaimer is inoperative and the Fund itself would be unable to meet its obligations.

The Declaration of Trust further provides that the Board of Trustees will not be liable for errors of judgment or mistakes of fact or law. However, nothing in the Declaration of Trust protects a Trustee against any liability to which the Trustee would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office. The Declaration of Trust of the Trust provides for indemnification by the Trust of Trustees and Officers of the Trust, except with respect to any matter as to which any such person did not act in good faith in the reasonable belief that his or her action was in the best interests of the Trust. Such persons may not be indemnified against any liability to the Trust or the Trust’s shareholders to whom he or she would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office.

PERFORMANCE

Portfolio Turnover

The Fund’s investment policies and objective, which emphasize long-term holdings, tend to keep the number of portfolio transactions relatively low. Purchases and sales of portfolio securities may be made as considered advisable by the Adviser in the best interests of the shareholders. The Fund’s portfolio turnover rate may vary from year to year, as well as within a year. The Fund’s distributions of any net short-term capital gains realized from portfolio transactions are taxable to shareholders as ordinary income. In addition, higher portfolio turnover rates can result in corresponding increases in portfolio transaction costs for the Fund. See “Portfolio Transactions and Brokerage” above.

For reporting purposes, the Fund’s portfolio turnover rate is calculated by dividing the lesser of purchases or sales of portfolio securities for the fiscal year by the monthly average of the value of the portfolio securities owned by the Fund during the fiscal year. In determining such portfolio turnover, all securities whose maturities at the time of acquisition were one year or less are excluded. A 100% portfolio turnover rate would occur, for example, if all of the securities in the Fund’s investment portfolio (other than short-term money market securities) were replaced once during the fiscal year. Portfolio turnover will not be a limiting factor should the Adviser deem it advisable to purchase or sell securities. The portfolio turnover for the Evermore Global Value Fund for the two most recent fiscal years ended December 31, 2013 and 2012 was 54% and 45%, respectively.

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OTHER INFORMATION ABOUT THE FUND

CUSTODIAN

U.S. Bank, N.A. (the “Custodian”), located at 1555 North RiverCenter Drive, Suite 302, Milwaukee, WI 53212, serves as the custodian for the Fund. As such, the Custodian holds in safekeeping certificated securities and cash belonging to the Fund and, in such capacity, is the registered owner of securities in book-entry form belonging to the Fund. Upon instruction, the Custodian receives and delivers cash and securities of the Fund in connection with Fund transactions and collects all dividends and other distributions made with respect to Fund portfolio securities. The Custodian also maintains certain accounts and records of the Fund and calculates the total NAV, total net income and NAV per share of the Fund on a daily basis.

COUNSEL

Drinker Biddle & Reath LLP serves as counsel to the Fund, and is located at One Logan Square, Suite 2000, Philadelphia, PA 19103-6996.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Ernst & Young LLP serves as the Fund’s independent registered public accountant. Ernst & Young LLP provides audit services, tax return review and assistance and consultation in connection with review of SEC filings. Ernst & Young LLP is located at 5 Times Square, New York, NY 10036.

ADMINISTRATOR

U.S. Bancorp Fund Services, LLC (the “Administrator”), located at 615 East Michigan Street, Milwaukee, WI 53202, serves as administrator to the Trust. As such, the Administrator provides various fund administration services, including the preparation of certain financial and tax information and income tax returns, the coordination of audits of financial statements, and coordination of various filings.  U.S. Bancorp Fund Services, LLC also serves as Fund accountant, Transfer Agent and dividend disbursing agent to the Fund under separate agreements.

The Fund’s Custodian, Distributor, Transfer Agent and Administrator are all affiliated entities under the common control of U.S. Bancorp.

The Trust compensated the Administrator for such services performed in the amounts set forth in the table below.

Compensation Paid to Administrator for the Fiscal Years Ended December 31,
2013	2012	2011
$62,629	$43,083	$47,230

FINANCIAL STATEMENTS

The 2013 audited financial statements, which include the financial highlights of the Fund for the fiscal years ended December 31, 2013, 2012, 2011 and 2010, as set forth in the Trust’s annual report to shareholders, including the notes thereto and the report of the independent registered public accountant, are incorporated herein by reference.

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APPENDIX A
PROXY VOTING POLICIES AND PROCEDURES

Evermore Funds Trust (the "Trust") and Evermore Global Value Fund, a series of the Trust (the "Fund") exercise a voice on behalf of its shareholders in matters of corporate governance through the proxy voting process. The Board of Trustees of the Trust has delegated the authority to develop policies and procedures relating to proxy voting to Evermore Global Advisors, LLC (the "Adviser").

The Adviser has adopted a set of proxy voting policies and procedures (the "Policies") to ensure that the Adviser votes proxies relating to equity securities in the best interest of clients.

In voting proxies, the Adviser is guided by general fiduciary principles and seeks to act prudently and solely in the best interest of clients. The Adviser attempts to consider all factors that could affect the value of the investment and will vote proxies in the manner that it believes will be consistent with efforts to maximize shareholder values. The Adviser may utilize an external service provider to provide it with information and/or a recommendation with regard to proxy votes. However, such recommendations do not relieve the Adviser of its responsibility for the proxy vote.

In the case of a proxy issue for which there is a stated position in the Policies, the Adviser generally votes in accordance with such stated position. In the case of a proxy issue for which there is a list of factors set forth in the Policies that the Adviser considers in voting on such issue, the Adviser votes on a case-by-case basis in accordance with the general principles set forth above and considering such enumerated factors. In the case of a proxy issue for which there is no stated position or list of factors that the Adviser considers in voting on such issue, the Adviser votes on a case-by-case basis in accordance with the general principles set forth above. Issues for which there is a stated position set forth in the Policies or for which there is a list of factors set forth in the Policies that the Adviser considers in voting on such issues fall into a variety of categories, including election of trustees, ratification of auditors, proxy and tender offer defenses, capital structure issues, executive and trustee compensation, mergers and corporate restructurings, and social and environmental issues. The stated position on an issue set forth in the Policies can always be superseded, subject to the duty to act solely in the best interest of the beneficial owners of accounts, by the investment management professionals responsible for the account whose shares are being voted. Issues applicable to a particular industry may cause the Adviser to abandon a policy that would have otherwise applied to issuers generally. The Adviser's policy is to vote all proxies from a specific issuer in the same way for each client absent qualifying restrictions from the client.

In furtherance of the Adviser's goal to vote proxies in the best interest of clients, the Adviser follows procedures designed to identify and address material conflicts that may arise between the Adviser's interests and those of its clients before voting proxies on behalf of such clients. To seek to identify conflicts of interest, the Adviser reviews its relationship with the issuer of each security to determine if the Adviser or any of its employees has any financial, business or personal relationship with the issuer. The Adviser is also sensitive to the fact that a significant, publicized relationship between an issuer and a non- affiliate might appear to the public to influence the manner in which the Adviser decides to vote a proxy with respect to such issuer.

  The Adviser's CCO reviews and addresses conflicts of interest brought to his or her attention. A proxy issue that will be voted in accordance with a stated position on an issue is not brought to the attention of the CCO for a conflict of interest review because the Adviser's position is that to the extent a conflict of interest issue exists, it is resolved by voting in accordance with a pre-determined policy. With respect to a conflict of interest brought to its attention, the CCO first determines whether such conflict of interest is material. A conflict of interest is considered material to the extent that it is determined that such conflict is likely to influence, or appear to influence, the Adviser's decision-making in voting proxies.

If it is determined by the CCO that a conflict of interest is not material, the Adviser may vote proxies notwithstanding the existence of the conflict. If it is determined by the CCO that a conflict of interest is material, the CCO is responsible for determining an appropriate method to resolve such conflict of interest before the proxy affected by the conflict of interest is voted. Such determination is based on the particular facts and circumstances, including the importance of the proxy issue and the nature of the conflict of interest. Methods of resolving a material conflict of interest may include, but are not limited to, disclosing the conflict to clients and obtaining their consent before voting, or suggesting to clients that they engage another party to vote the proxy on their behalf.

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Adviser's Proxy Voting Policies and Principles

  The Adviser's proxy voting positions have been developed based on years of experience with proxy voting and corporate governance issues. These principles have been reviewed by various members of the Adviser's organization, including the investment team, chief operating officer, chief financial officer, chief compliance officer, operations personnel, and outside legal counsel. The Board of Directors of  the Trust will approve the proxy voting policies and procedures annually.

  The following guidelines reflect what the Adviser believes to be good corporate governance and behavior:

Board of Directors. The election of directors and an independent board are key to good corporate governance. Directors are expected to be competent individuals and they should be accountable and responsive to shareholders. The Adviser supports an independent board of directors, and prefers that key committees such as audit, nominating, and compensation committees be comprised of independent directors. The Adviser will generally vote against management efforts to classify a board and will generally support proposals to declassify the board of directors. The Adviser will consider withholding votes from directors who have attended less than 75% of meetings without a valid reason. While generally in favor of separating Chairman and CEO positions, the Adviser will review this issue on a caseby-case basis taking into consideration other factors including the company's corporate governance guidelines and performance. The Adviser evaluates proposals to restore or provide for cumulative voting on a case-by-case basis and considers such factors as corporate governance provisions as well as relative performance. The Adviser generally will support non-binding shareholder proposals to require a majority vote standard for the election of directors; however, if these proposals are binding, the Adviser will give careful review on a case-by-case basis of the potential ramifications of such implementation.

Ratification of Auditors. The Adviser will closely scrutinize the independence, role, and performance of auditors. On a case-by-case basis, the Adviser will examine proposals relating to non-audit relationships and non-audit fees. The Adviser will also consider, on a case-by-case basis, proposals to rotate auditors, and will vote against the ratification of auditors when there is clear and compelling evidence of a lack of independence, accounting irregularities or negligence attributable to the auditors.

Management & Director Compensation. A company's equity-based compensation plan should be in alignment with the shareholders' long-term interests. The Adviser believes that executive compensation should be directly linked to the performance of the company. The Adviser evaluates plans on a case-bycase basis by considering several factors to determine whether the plan is fair and reasonable. The Adviser will generally oppose plans that have the potential to be excessively dilutive, and will almost always oppose plans that are structured to allow the repricing of underwater options, or plans that have an automatic share replenishment "evergreen" feature. The Adviser will generally support employee stock option plans in which the purchase price is at least 85% of fair market value, and when potential dilution is 10% or less. Severance compensation arrangements will be reviewed on a case-by-case basis, although The Adviser will generally oppose "golden parachutes" that are considered excessive. The Adviser will normally support proposals that require that a percentage of directors' compensation be in the form of common stock, as it aligns their interests with those of the shareholders. The Adviser will review non-binding say-on-pay proposals on a case-by-case basis, and will generally vote in favor of such proposals unless compensation is misaligned with performance and/or shareholders' interests, the company has not provided reasonably clear disclosure regarding its compensation practices, or there are concerns with the company's remuneration practices.

Anti-Takeover Mechanisms and Related Issues. The Adviser generally opposes anti-takeover measures since they tend to reduce shareholder rights. However, as with all proxy issues, the Adviser conducts an independent review of each anti-takeover proposal. On occasion, the Adviser may vote with management when the investment team has concluded that the proposals not onerous and would not harm Advisory Clients' interests as stockholders. The Adviser generally supports proposals that require shareholder rights plans ("poison pills") to be subject to a shareholder vote.  The Adviser will closely evaluate shareholder rights' plans on a case-by-case basis to determine whether or not they warrant support. The Adviser will generally vote against any proposal to issue stock that has unequal or subordinate voting rights. In addition, the Adviser generally opposes any supermajority voting requirements as well as the payment of "greenmail." The Adviser usually supports "fair price" provisions and confidential voting.

Changes to Capital Structure. The Adviser realizes that a company's financing decisions have a significant impact on its shareholders, particularly when they involve the issuance of additional shares of common or preferred stock or the assumption of additional debt. The Adviser will carefully review, on a case-by-case basis, proposals by companies to increase authorized shares and the purpose for the increase. The Adviser will generally not vote in favor of dual-class capital structures to increase the number of authorized shares where that class of stock would have superior voting rights. The Adviser will generally vote in favor of the issuance of preferred stock in cases where the company specifies the voting, dividend, conversion and other rights of such stock and the terms of the preferred stock issuance are deemed reasonable. The Adviser will review proposals seeking preemptive rights on a case-by-case basis.

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Mergers and Corporate Restructuring. Mergers and acquisitions will be subject to careful review by the Adviser to determine whether they would be beneficial to shareholders. The Adviser will analyze various economic and strategic factors in making the final decision on a merger or acquisition. Corporate restructuring proposals are also subject to a thorough examination on a case-by-case basis.

Environmental, Social and Governance Issues. As a fiduciary, the Adviser is primarily concerned about the financial interests of its advisory clients. The Adviser will generally give management discretion with regard to social, environmental and ethical issues although the Adviser may vote in favor of those issues that are believed to have significant economic benefits or implications. The Adviser generally supports the right of shareholders to call special meetings and act by written consent. However, the Adviser will review such shareholder proposals on a case-by-case basis in an effort to ensure that such proposals do not disrupt the course of business or waste company resources for the benefit of a small minority of shareholders.

Global Corporate Governance. The Adviser manages investments in countries worldwide.  Many of the tenets discussed above are applied to the Adviser's proxy voting decisions for international investments. However, the Adviser must be flexible in these worldwide markets. Principles of good corporate governance may vary by country, given the constraints of a country's laws and acceptable practices in the markets.  As a result, it is on occasion difficult to apply a consistent set of governance practices to all issuers. As experienced money managers, the Adviser's analysts are skilled in understanding the complexities of the regions in which they specialize and are trained to analyze proxy issues germane to their regions.

Proxy Voting Procedures

The Adviser relies upon the clients' custodians to notify the Adviser of any upcoming proxy events. When proxy materials are received by the Adviser's operations personnel, the materials are provided to one or more members of the Adviser's Investment Team who review the materials and determine the vote on each proposal contained within the proxy material.  The proxy votes are then provided to the Adviser's operations personnel who will transmit the vote electronically by (1) fax to the custodian; (2) email to the custodian; or (3) electronically through a third party Proxy Service Provider at the request of the custodian. All proxy votes submitted are tracked and recorded by the Adviser's operations.

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APPENDIX B

DESCRIPTION OF SECURITIES RATINGS

Short-Term Credit Ratings

A Standard & Poor’s short-term issue credit rating is a forward-looking opinion about the creditworthiness of an obligor with respect to a specific financial obligation having an original maturity of no more than 365 days.  The following summarizes the rating categories used by Standard & Poor’s for short-term issues:

“A-1” – A short-term obligation rated “A-1” is rated in the highest category and indicates that the obligor’s capacity to meet its financial commitment on the obligation is strong.  Within this category, certain obligations are designated with a plus sign (+).  This indicates that the obligor’s capacity to meet its financial commitment on these obligations is extremely strong.

“A-2” – A short-term obligation rated “A-2” is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories.  However, the obligor’s capacity to meet its financial commitment on the obligation is satisfactory.

“A-3” – A short-term obligation rated “A-3” exhibits adequate protection parameters.  However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

“B” – A short-term obligation rated “B” is regarded as vulnerable and has significant speculative characteristics.  The obligor currently has the capacity to meet its financial commitments; however, it faces major ongoing uncertainties which could lead to the obligor’s inadequate capacity to meet its financial commitments.

“C” – A short-term obligation rated “C” is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

“D” – A short-term obligation rated “D” is in default or in breach of an imputed promise.  For non-hybrid capital instruments, the “D” rating category is used when payments on an obligation are not made on the date due, unless Standard & Poor’s believes that such payments will be made within any stated grace period.  However, any stated grace period longer than five business days will be treated as five business days.  The “D” rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions.  An obligation’s rating is lowered to “D” if it is subject to a distressed exchange offer.

Local Currency and Foreign Currency Risks – Standard & Poor’s issuer credit ratings make a distinction between foreign currency ratings and local currency ratings.  An issuer’s foreign currency rating will differ from its local currency rating when the obligor has a different capacity to meet its obligations denominated in its local currency, vs. obligations denominated in a foreign currency.

Moody’s Investors Service (“Moody’s”) short-term ratings are forward-looking opinions of the relative credit risks of financial obligations with an original maturity of thirteen months or less and reflect the likelihood of a default on contractually promised payments.  Ratings may be assigned to issuers, short-term programs or to individual short-term debt instruments.

Moody’s employs the following designations to indicate the relative repayment ability of rated issuers:

“P-1” – Issuers (or supporting institutions) rated Prime-1 have a superior ability to repay short-term debt obligations.

“P-2” – Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay short-term debt obligations.

“P-3” – Issuers (or supporting institutions) rated Prime-3 have an acceptable ability to repay short-term obligations.

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“NP” – Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.

Fitch, Inc. / Fitch Ratings Ltd. (“Fitch”) short-term issuer or obligation rating is based in all cases on the short-term vulnerability to default of the rated entity or security stream and relates to the capacity to meet financial obligations in accordance with the documentation governing the relevant obligation.  Short-term ratings are assigned to obligations whose initial maturity is viewed as “short-term” based on market convention.  Typically, this means up to 13 months for corporate, sovereign and structured obligations, and up to 36 months for obligations in U.S. public finance markets.  The following summarizes the rating categories used by Fitch for short-term obligations:

“F1” – Securities possess the highest short-term credit quality.  This designation indicates the strongest intrinsic capacity for timely payment of financial commitments; may have an added “+” to denote any exceptionally strong credit feature.

“F2” – Securities possess good short-term credit quality.  This designation indicates good intrinsic capacity for timely payment of financial commitments.

“F3” – Securities possess fair short-term credit quality.  This designation indicates that the intrinsic capacity for timely payment of financial commitments is adequate.

“B” – Securities possess speculative short-term credit quality.  This designation indicates minimal capacity for timely payment of financial commitments, plus heightened vulnerability to near term adverse changes in financial and economic conditions.

“C” – Securities possess high short-term default risk.  Default is a real possibility.

“RD” – Restricted default.  Indicates an entity that has defaulted on one or more of its financial commitments, although it continues to meet other financial obligations.  Applicable to entity ratings only.

“D” – Default.  Indicates a broad-based default event for an entity, or the default of a short-term obligation.

The DBRS® Ratings Limited (“DBRS”) short-term debt rating scale provides an opinion on the risk that an issuer will not meet its short-term financial obligations in a timely manner.  Ratings are based on quantitative and qualitative considerations relevant to the issuer and the relative ranking of claims.  The R-1 and R-2 rating categories are further denoted by the sub-categories “(high)”, “(middle)”, and “(low)”.

The following summarizes the ratings used by DBRS for commercial paper and short-term debt:

“R-1 (high)” - Short-term debt rated “R-1 (high)” is of the highest credit quality.  The capacity for the payment of short-term financial obligations as they fall due is exceptionally high.  Unlikely to be adversely affected by future events.

“R-1 (middle)” – Short-term debt rated “R-1 (middle)” is of superior credit quality.  The capacity for the payment of short-term financial obligations as they fall due is very high.  Differs from “R-1 (high)” by a relatively modest degree.  Unlikely to be significantly vulnerable to future events.

“R-1 (low)” – Short-term debt rated “R-1 (low)” is of good credit quality. The capacity for the payment of short-term financial obligations as they fall due is substantial.  Overall strength is not as favorable as higher rating categories.  May be vulnerable to future events, but qualifying negative factors are considered manageable.

“R-2 (high)” – Short-term debt rated “R-2 (high)” is considered to be at the upper end of adequate credit quality.  The capacity for the payment of short-term financial obligations as they fall due is acceptable.  May be vulnerable to future events.

“R-2 (middle)” – Short-term debt rated “R-2 (middle)” is considered to be of adequate credit quality.  The capacity for the payment of short-term financial obligations as they fall due is acceptable.  May be vulnerable to future events or may be exposed to other factors that could reduce credit quality.

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“R-2 (low)” – Short-term debt rated “R-2 (low)” is considered to be at the lower end of adequate credit quality.  The capacity for the payment of short-term financial obligations as they fall due is acceptable.  May be vulnerable to future events.  A number of challenges are present that could affect the issuer’s ability to meet such obligations.

“R-3” – Short-term debt rated “R-3” is considered to be at the lowest end of adequate credit quality.  There is a capacity for the payment of short-term financial obligations as they fall due.  May be vulnerable to future events and the certainty of meeting such obligations could be impacted by a variety of developments.

“R-4” – Short-term debt rated “R-4” is considered to be of speculative credit quality.  The capacity for the payment of short-term financial obligations as they fall due is uncertain.

“R-5” – Short-term debt rated “R-5” is considered to be of highly speculative credit quality.  There is a high level of uncertainty as to the capacity to meet short-term financial obligations as they fall due.

“D” – Short-term debt rated “D” is assigned when the issuer has filed under any applicable bankruptcy, insolvency or winding up statute or there is a failure to satisfy an obligation after the exhaustion of grace periods, a downgrade to “D” may occur, DBRS may also use “SD” (Selective Default) in cases where only some securities are impacted, such as the case of a “distressed exchange”.

Long-Term Credit Ratings

The following summarizes the ratings used by Standard & Poor’s for long-term issues:

“AAA” – An obligation rated “AAA” has the highest rating assigned by Standard & Poor’s.  The obligor’s capacity to meet its financial commitment on the obligation is extremely strong.

“AA” – An obligation rated “AA” differs from the highest-rated obligations only to a small degree.  The obligor’s capacity to meet its financial commitment on the obligation is very strong.

“A” – An obligation rated “A” is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories.  However, the obligor’s capacity to meet its financial commitment on the obligation is still strong.

“BBB” – An obligation rated “BBB” exhibits adequate protection parameters.  However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

“BB,” “B,” “CCC,” “CC” and “C” – Obligations rated “BB,” “B,” “CCC,” “CC” and “C” are regarded as having significant speculative characteristics.  “BB” indicates the least degree of speculation and “C” the highest.  While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

“BB” – An obligation rated “BB” is less vulnerable to nonpayment than other speculative issues.  However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

“B” – An obligation rated “B” is more vulnerable to nonpayment than obligations  rated “BB”, but the obligor currently has the capacity to meet its financial commitment on the obligation.  Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitment on the obligation.

“CCC” – An obligation rated “CCC” is currently vulnerable to nonpayment, and is dependent upon favorable business, financial and economic conditions for the obligor to meet its financial commitment on the obligation.  In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

“CC” – An obligation rated “CC” is currently highly vulnerable to nonpayment.  The “CC” rating is used when a default has not yet occurred, but Standard & Poor’s expects default to be a virtual certainty, regardless of the anticipated time to default.

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“C” – An obligation rated “C” is currently highly vulnerable to nonpayment, and the obligation is expected to have lower relative seniority or lower ultimate recovery compared to obligations that are rated higher.

“D” – An obligation rated “D” is in default or in breach of an imputed promise.  For non-hybrid capital instruments, the “D” rating category is used when payments on an obligation are not made on the date due, unless Standard & Poor’s believes that such payments will be made within five business days in the absence of a stated grace period or within the earlier of the stated grace period or 30 calendar days.  The “D” rating also will be used upon the filing of a bankruptcy petition or the taking of similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions.  An obligation’s rating is lowered to “D” if it is subject to a distressed exchange offer.

Plus (+) or minus (-) – The ratings from “AA” to “CCC” may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories.

“NR” – This indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that Standard & Poor’s does not rate a particular obligation as a matter of policy.

Local Currency and Foreign Currency Risks - Standard & Poor’s issuer credit ratings make a distinction between foreign currency ratings and local currency ratings.  An issuer’s foreign currency rating will differ from its local currency rating when the obligor has a different capacity to meet its obligations denominated in its local currency, vs. obligations denominated in a foreign currency.

Moody’s long-term ratings are forward-looking opinions of the relative credit risks of financial obligations with an original maturity of one year or more.  Such ratings reflect both the likelihood of default on contractually promised payments and the expected financial loss suffered in the event of default.  The following summarizes the ratings used by Moody’s for long-term debt:

“Aaa” – Obligations rated “Aaa” are judged to be of the highest quality, subject to the lowest level of credit risk.

“Aa” – Obligations rated “Aa” are judged to be of high quality and are subject to very low credit risk.

“A” – Obligations rated “A” are judged to be upper-medium grade and are subject to low credit risk.

“Baa” – Obligations rated “Baa” are judged to be medium-grade and subject to moderate credit risk and as such may possess certain speculative characteristics.

“Ba” – Obligations rated “Ba” are judged to be speculative and are subject to substantial credit risk.

“B” – Obligations rated “B” are considered speculative and are subject to high credit risk.

“Caa” – Obligations rated “Caa” are judged to be speculative of poor standing and are subject to very high credit risk.

“Ca” – Obligations rated “Ca” are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.

“C” – Obligations rated “C” are the lowest rated and are typically in default, with little prospect for recovery of principal or interest.

Note:  Moody’s appends numerical modifiers 1, 2, and 3 to each generic rating classification from “Aa” through “Caa.”  The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

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The following summarizes long-term ratings used by Fitch:

“AAA” – Securities considered to be of the highest credit quality.  “AAA” ratings denote the lowest expectation of credit risk.  They are assigned only in cases of exceptionally strong capacity for payment of financial commitments.  This capacity is highly unlikely to be adversely affected by foreseeable events.

“AA” – Securities considered to be of very high credit quality.  “AA” ratings denote expectations of very low credit risk.  They indicate very strong capacity for payment of financial commitments.  This capacity is not significantly vulnerable to foreseeable events.

“A” – Securities considered to be of high credit quality.  “A” ratings denote expectations of low credit risk.  The capacity for payment of financial commitments is considered strong.  This capacity may, nevertheless, be more vulnerable to adverse business or economic conditions than is the case for higher ratings.

“BBB” – Securities considered to be of good credit quality.  “BBB” ratings indicate that expectations of credit risk are currently low.  The capacity for payment of financial commitments is considered adequate but adverse business or economic conditions are more likely to impair this capacity.

“BB” – Securities considered to be speculative.  “BB” ratings indicate that there is an elevated vulnerability to credit risk, particularly in the event of adverse changes in business or economic conditions over time; however, business or financial alternatives may be available to allow financial commitments to be met.

“B” – Securities considered to be highly speculative.  “B” ratings indicate that material credit risk is present.

“CCC” – A “CCC” rating indicates that substantial credit risk is present.

“CC” – A “CC” rating indicates very high levels of credit risk.

“C” – A “C” rating indicates exceptionally high levels of credit risk.

Defaulted obligations typically are not assigned “D” ratings, but are instead rated in the “B” to “C” rating categories, depending upon their recovery prospects and other relevant characteristics.  Fitch believes that this approach better aligns obligations that have comparable overall expected loss but varying vulnerability to default and loss.

Plus (+) or minus (-) may be appended to a rating to denote relative status within major rating categories.  Such suffixes are not added to the “AAA” obligation rating category, or to corporate finance obligation ratings in the categories below “CCC”.

The DBRS long-term rating scale provides an opinion on the risk of default.  That is, the risk that an issuer will fail to satisfy its financial obligations in accordance with the terms under which an obligation has been issued.  Ratings are based on quantitative and qualitative considerations relevant to the issuer, and the relative ranking of claims.  All rating categories other than AAA and D also contain subcategories “(high)” and “(low)”.  The absence of either a “(high)” or “(low)” designation indicates the rating is in the middle of the category.  The following summarizes the ratings used by DBRS for long-term debt:

“AAA” -  Long-term debt rated “AAA” is of the highest credit quality.  The capacity for the payment of financial obligations is exceptionally high and unlikely to be adversely affected by future events.

“AA” – Long-term debt rated “AA” is of superior credit quality.  The capacity for the payment of financial obligations is considered high.  Credit quality differs from “AAA” only to a small degree.  Unlikely to be significantly vulnerable to future events.

“A” – Long-term debt rated “A” is of good credit quality.  The capacity for the payment of financial obligations is substantial, but of lesser credit quality than “AA.”  May be vulnerable to future events, but qualifying negative factors are considered manageable.

“BBB” – Long-term debt rated “BBB” is of adequate credit quality.  The capacity for the payment of financial obligations is considered acceptable.  May be vulnerable to future events.

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“BB” – Long-term debt rated “BB” is of speculative, non-investment grade credit quality.  The capacity for the payment of financial obligations is uncertain.  Vulnerable to future events.

“B” – Long-term debt rated “B” is of highly speculative credit quality.  There is a high level of uncertainty as to the capacity to meet financial obligations.

“CCC”, “CC” and “C” – Long-term debt rated in any of these categories is of very highly speculative credit quality. In danger of defaulting on financial obligations.  There is little difference between these three categories, although “CC” and “C” ratings are normally applied to obligations that are seen as highly likely to default, or subordinated to obligations rated in the “CCC” to “B” range.  Obligations in respect of which default has not technically taken place but is considered inevitable may be rated in the “C” category.

“D” – A security rated “D” is assigned when the issuer has filed under any applicable bankruptcy, insolvency or winding up statute or there is a failure to satisfy an obligation after the exhaustion of grace periods, a downgrade to “D” may occur.  DBRS may also use “SD” (Selective Default) in cases where only some securities are impacted, such as the case of a “distressed exchange”.

Municipal Note Ratings

A Standard & Poor’s U.S. municipal note rating reflects Standard & Poor’s opinion about the liquidity factors and market access risks unique to the notes. Notes due in three years or less will likely receive a note rating.  Notes with an original maturity of more than three years will most likely receive a long-term debt rating.  In determining which type of rating, if any, to assign, Standard & Poor’s analysis will review the following considerations:

●	Amortization schedule - the larger the final maturity relative to other maturities, the more likely it will be treated as a note; and

●	Source of payment - the more dependent the issue is on the market for its refinancing, the more likely it will be treated as a note.

Municipal Short-Term Note rating symbols are as follows:

“SP-1” – A municipal note rated “SP-1” exhibits a strong capacity to pay principal and interest.  An issue determined to possess a very strong capacity to pay debt service is given a plus (+) designation.

“SP-2” – A municipal note rated “SP-2” exhibits a satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

“SP-3” – A municipal note rated “SP-3” exhibits a speculative capacity to pay principal and interest.

Moody’s uses the Municipal Investment Grade (“MIG”) scale to rate U.S. municipal bond anticipation notes of up to three years maturity.  Municipal notes rated on the MIG scale may be secured by either pledged revenues or proceeds of a take-out financing received prior to note maturity.  MIG ratings expire at the maturity of the obligation, and the issuer’s long-term rating is only one consideration in assigning the MIG rating.  MIG ratings are divided into three levels – “MIG-1” through “MIG-3” while speculative grade short-term obligations are designated “SG”.  The following summarizes the ratings used by Moody’s for short-term municipal obligations:

“MIG-1” – This designation denotes superior credit quality.  Excellent protection is afforded by established cash flows, highly reliable liquidity support, or demonstrated broad-based access to the market for refinancing.

“MIG-2” – This designation denotes strong credit quality.  Margins of protection are ample, although not as large as in the preceding group.

“MIG-3” – This designation denotes acceptable credit quality.  Liquidity and cash-flow protection may be narrow, and market access for refinancing is likely to be less well-established.

“SG” – This designation denotes speculative-grade credit quality.  Debt instruments in this category may lack sufficient margins of protection.

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“NR” – Is assigned to an unrated obligation.

In the case of variable rate demand obligations (“VRDOs”), a two-component rating is assigned:  a long or short-term debt rating and a demand obligation rating.  The first element represents Moody’s evaluation of risk associated with scheduled principal and interest payments.  The second element represents Moody’s evaluation of risk associated with the ability to receive purchase price upon demand (“demand feature”).  The second element uses a rating from a variation of the MIG rating scale called the Variable Municipal Investment Grade or “VMIG” scale.  The rating transitions on the VMIG scale differ from those on the Prime scale to reflect the risk that external liquidity support generally will terminate if the issuer’s long-term rating drops below investment grade.

VMIG rating expirations are a function of each issue’s specific structural or credit features.

“VMIG-1” – This designation denotes superior credit quality.  Excellent protection is afforded by the superior short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

“VMIG-2” – This designation denotes strong credit quality.  Good protection is afforded by the strong short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

“VMIG-3” – This designation denotes acceptable credit quality.  Adequate protection is afforded by the satisfactory short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

“SG” – This designation denotes speculative-grade credit quality.  Demand features rated in this category may be supported by a liquidity provider that does not have an investment grade short-term rating or may lack the structural and/or legal protections necessary to ensure the timely payment of purchase price upon demand.

“NR” – Is assigned to an unrated obligation.

About Credit Ratings

A Standard & Poor’s issue credit rating is a forward-looking opinion about the creditworthiness of an obligor with respect to a specific financial obligation, a specific class of financial obligations, or a specific financial program (including ratings on medium-term note programs and commercial paper programs).  It takes into consideration the creditworthiness of guarantors, insurers, or other forms of credit enhancement on the obligation and takes into account the currency in which the obligation is denominated.  The opinion reflects Standard & Poor’s view of the obligor’s capacity and willingness to meet its financial commitments as they come due, and may assess terms, such as collateral security and subordination, which could affect ultimate payment in the event of default.

Moody’s credit ratings must be construed solely as statements of opinion and not statements of fact or recommendations to purchase, sell or hold any securities.

Fitch’s credit ratings provide an opinion on the relative ability of an entity to meet financial commitments, such as interest, preferred dividends, repayment of principal, insurance claims or counterparty obligations.  Fitch credit ratings are used by investors as indications of the likelihood of receiving the money owed to them in accordance with the terms on which they invested.  Fitch’s credit ratings cover the global spectrum of corporate, sovereign (including supranational and sub-national), financial, bank, insurance, municipal and other public finance entities and the securities or other obligations they issue, as well as structured finance securities backed by receivables or other financial assets.

DBRS credit ratings are opinions based on the quantitative and qualitative analysis of information sourced and received by DBRS, which information is not audited or verified by DBRS.  Ratings are not buy, hold or sell recommendations and they do not address the market price of a security.  Ratings may be upgraded, downgraded, placed under review, confirmed and discontinued.

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PART C
OTHER INFORMATION
 Item 28 Exhibits

Exhibit No.	Description

(a)	Agreement and Declaration of Trust of the Registrant*
(a)(1)	Amendment No. 1 to Agreement and Declaration of Trust of the Registrant **
(b)	By-laws of the Registrant*
(b)(1)	Amendment No. 1 to the Amended and Restated By-Laws of Evermore Funds Trust **
(c)	Not applicable
(d)(1)	Investment Advisory Agreement between Registrant and Evermore Global Advisors, LLC **
(d)(2)	Expense Limitation Agreement -- filed herewith
(e)	Distribution Agreement between Registrant and Quasar Distributors, LLC and Form of Dealer Agreement **
(f)	Not applicable
(g)	Amendment to the Custody Agreement – filed herewith
(h)(1)	Fund Administration Servicing Agreement between Registrant and U.S. Bancorp Fund Services, LLC **
(h)(2)	Amendment to Fund Administration Servicing Agreement – filed herewith
(h)(3)	Fund Accounting Servicing Agreement between Registrant and U.S. Bancorp Fund Services, LLC **
(h)(4)	Amendment to Fund Accounting Servicing Agreement – filed herewith
(h)(5)	Transfer Agent Servicing Agreement between Registrant and U.S. Bancorp Fund Services, LLC **
(h)(6)	Amendment to Transfer Agent Servicing Agreement – filed herewith
(i)	Legal Opinion***
(j)(1)	Consent of Independent Registered Public Accounting Firm — filed herewith
(j)(2)	Consent of Counsel — filed herewith
(k)	Not applicable.
(l)	Initial Capital Agreement **
(m)	Form of Distribution Plan **
(n)	Multi-Class Plan **
(o)	Reserved
(p)(1)	Code of Ethics of the Registrant **
(p)(2)	Code of Ethics of the Adviser **
(p)(3)	Code of Ethics of the Distributor — filed herewith
(q)	Powers of Attorney ****

* Previously filed with initial Form N-1A filing on September 22, 2009.
**  Previously filed with Form N-1A/ Amendment No. 1 filing on December 8, 2009.
*** Previously filed with Form N-1A/ Amendment No. 2 filing on December 11, 2009.
**** Previously filed with Form N-1A/ Amendment No. 6. filing on April 30, 2013.

Item 29. Persons Controlled by or Under Common Control with the Fund

Not applicable.

Item 30. Indemnification

Reference is made to Article IX of Registrant’s Agreement and Declaration of Trust, as amended, incorporated herein as Exhibits (a) and (a)(1).

Insofar as indemnification for liabilities arising under the Securities Act of 1933, as amended (the “Securities Act”), may be permitted to trustees, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant understands that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable.  In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a trustee, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such trustee, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.

Item 31. Business and Other Connections of the Investment Adviser

Reference is made to the caption “Investment Adviser” in the Prospectus constituting Part A which is incorporated by reference to this Registration Statement and “Investment Advisory and Other Services” in the Statement of Additional Information constituting Part B which is incorporated by reference to this Registration Statement.

The information as to the trustees and executive officers of Evermore Global Advisors, LLC is set forth in the Investment Adviser’s current Form ADV filed with the Securities and Exchange Commission  (IARD/CRD No. 151443), as amended through the date hereof, which is incorporated herein by reference.

Item 32.  Principal Underwriter.

(a)	Quasar Distributors, LLC, the Registrant’s principal underwriter, acts as principal underwriter for the following investment companies:

Academy Funds Trust	Jensen Portfolio, Inc.
Advisors Series Trust	Kirr Marbach Partners Funds, Inc.
Aegis Funds	KKR Alternative Corporate Opportunities Fund P
Aegis Value Fund, Inc.	KKR Series Trust
Allied Asset Advisors Funds	Litman Gregory Funds Trust
Alpine Equity Trust	LKCM Funds
Alpine Income Trust	LoCorr Investment Trust
Alpine Series Trust	Loeb King Trust
Appleton Funds	Lord Asset Management Trust
Barrett Opportunity Fund, Inc.	MainGate Trust
Brandes Investment Trust	Managed Portfolio Series
Bridge Builder Trust	Matrix Advisors Value Fund, Inc.
Bridges Investment Fund, Inc.	Merger Fund
Brookfield Investment Funds	Monetta Trust
Brown Advisory Funds	Nicholas Family of Funds, Inc.
Buffalo Funds	Permanent Portfolio Family of Funds, Inc.
Capital Guardian Funds Trust	Perritt Funds, Inc.
Cushing Funds Trust	PRIMECAP Odyssey Funds
DoubleLine Funds Trust	Professionally Managed Portfolios
ETF Series Solutions	Prospector Funds, Inc.
Evermore Funds Trust	Provident Mutual Funds, Inc.
FactorShares Trust	Purisima Funds

First American Funds, Inc.	Rainier Investment Management Mutual Funds
First American Investment Funds, Inc.	RBC Funds Trust
First American Strategy Funds, Inc.	SCS Financial Funds
Glenmede Fund, Inc.	Stone Ridge Trust
Glenmede Portfolios	Thompson IM Funds, Inc.
Greenspring Fund, Inc.	TIFF Investment Program, Inc.
Guinness Atkinson Funds	Trust for Professional Managers
Harding Loevner Funds, Inc.	Trust for Advised Portfolios
Hennessy Funds Trust	USA Mutuals
Hennessy Funds, Inc.	USFS Funds Trust
Hennessy Mutual Funds, Inc.	Wall Street Fund, Inc.
Hennessy SPARX Funds Trust	Westchester Capital Funds
Hotchkis & Wiley Funds	Wexford Trust/PA
Intrepid Capital Management Funds Trust	Wisconsin Capital Funds, Inc.
IronBridge Funds, Inc.	WY Funds
Jacob Funds, Inc.	YCG Funds

(b) To the best of Registrant’s knowledge, the directors and executive officers of Quasar Distributors, LLC are as follows:

Name and Principal Business Address	Position and Offices with Quasar Distributors, LLC	Positions and Offices with Registrant
James R. Schoenike(1)	President, Board Member	None
Andrew M. Strnad(2)	Vice President, Secretary	None
Joe D. Redwine(1)	Board Member	None
Robert Kern(1)	Board Member	None
Susan LaFond(1)	Vice President, Treasurer	None
Joseph Bree(1)	Chief Financial Officer	None
Teresa Cowan(1)	Senior Vice President, Assistant Secretary	None
John Kinsella(3)	Assistant Treasurer	None
Brett Scribner(3)	Assistant Treasurer	None

(1)This individual is located at 615 East Michigan Street, Milwaukee, Wisconsin, 53202.
(2)This individual is located at 6602 East 75th Street, Indianapolis, Indiana, 46250.
(3)This individual is located at 800 Nicollet Mall, Minneapolis, Minnesota, 55402.

(c)           Not applicable.

Item 33. Location of Accounts and Records

The accounts, books and other documents required to be maintained by Registrant pursuant to Section 31(a) of the Investment Company Act of 1940 and the rules promulgated thereunder are in the physical possession of Registrant and Registrant’s Administrator and will be maintained by the Registrant at 89 Summit Avenue, 3rd Floor, Summit, New Jersey and by the Registrant’s Administrator, U.S. Bancorp Fund Services, LLC, at 615 East Michigan Street, Milwaukee, Wisconsin.

Item 34. Management Services

Not applicable.

Item 35. Undertakings

None.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, the Registrant certifies that this Post-Effective Amendment No. 8 to its Registration Statement meets all of the requirements for effectiveness under Rule 485(b) of the Securities Act of 1933, as amended, and the Registrant has duly caused this Post-Effective Amendment No. 8 to its Registration Statement on Form N-1A to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Summit, and State of New Jersey on the 30th  day of April, 2014.

Evermore Funds Trust (Registrant)

/s/ Salvatore DiFranco
Salvatore DiFranco
Treasurer and Chief Financial Officer

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities indicated on the 30th of April, 2014.

SIGNATURE	TITLE	DATE

/s/ Eric LeGoff	Trustee, Chief Executive Officer	April 30, 2014

/s/ Salvatore DiFranco	Treasurer and Chief Financial Officer	April 30, 2014

/s/ Nathan Gantcher*	Trustee	April 30, 2014

/s/ Eugene Bebout*	Trustee	April 30, 2014

By:   /s/ Salvatore DiFranco
              Salvatore DiFranco
              *Attorney-in-Fact pursuant to Powers of Attorney with the Registrant’s Registration Statement on
              Form N-1A filed on April 30, 2013 (Accession No. 0000894189-13-002506)

EXHIBIT INDEX

Exhibit	Exhibit No.
Expense Limitation Agreement	EX 99.(d)(2)
First Amendment to the Custody Agreement	EX 99.(g)
Amendment to Fund Administration Servicing Agreement	EX 99.(h)(2)
Amendment to Fund Accounting Servicing Agreement	EX 99.(h)(4)
Amendment to Transfer Agent Servicing Agreement	EX 99.(h)(6)
Consent of Independent Registered Public Accounting Firm	EX. 99 (j)(1)
Consent of Counsel	EX. 99.(j)(2)
Code of Ethics of Quasar Distributors, LLC	EX.99.(p)(3)